abrdn Funds
Prospectus
February 28, 2026

abrdn Dynamic Dividend Fund
Class A – ADAVX ■ Institutional Class – ADVDX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■ Class R - GWLRX ■ Institutional Class - GWLIX ■ Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■ Class C - GEGCX ■ Class R - GEMRX ■ Institutional Class - ABEMX ■ Institutional Service Class - AEMSX
abrdn Global Infrastructure Fund
Class A – AIAFX ■ Institutional Class – AIFRX
abrdn High Income Opportunities Fund
Class A – BJBHX ■ Institutional Class – JHYIX
abrdn Infrastructure Debt Fund
Class A – CUGAX ■ Institutional Class – AGCIX ■ Institutional Service Class – CGFIX
abrdn Real Estate Fund
Class A – AIAGX ■ Institutional Class – AIGYX
abrdn Short Duration High Yield Municipal Fund
Class A – AAHMX ■ Class C – ACHMX ■ Institutional Class – AHYMX
abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■ Class C - GSXCX ■ Class R - GNSRX ■ Institutional Class - GSCIX ■ Institutional Service Class - GSXIX
abrdn U.S. Sustainable Leaders Fund
Class A – GXXAX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX
abrdn Ultra Short Municipal Income Fund
Class A – ATOAX ■ Class A1 – ATOBX ■ Institutional Class – ATOIX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Summary - abrdn Dynamic Dividend Fund

abrdn Dynamic Dividend Fund

Objective
The abrdn Dynamic Dividend Fund (the “Dynamic Dividend Fund” or the “Fund”) seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Dynamic Dividend Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.41%	0.41%
Total Annual Fund Operating Expenses	1.66%	1.41%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.15%	0.15%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.51%	1.26%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.25% for Class A shares and 1.50% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2027. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Dynamic Dividend Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,055	$1,412	$2,416
Institutional Class Shares	$128	$431	$757	$1,678

Summary - abrdn Dynamic Dividend Fund   1

Summary - abrdn Dynamic Dividend Fund
Portfolio Turnover
The Dynamic Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Dynamic Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income. Net assets include the amounts of any borrowings for investment purposes. Corporations that pay dividend income may also include companies that have announced a special dividend or announced that they will pay dividends within six months. The equity securities in which the Fund invests primarily common stocks, but the Fund may also invest in other equity securities, including, but not limited to, preferred stock and depositary receipts. The Fund aims to invest in securities of companies that it believes are undervalued relative to the market and to the securities’ historical valuations. The Fund may invest in companies of any market capitalization. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology sector.
The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, provided that no more than 25% of its net assets are invested in emerging markets. An emerging market country is any country included in the MSCI Emerging Markets Index, or determined by the Adviser or Sub-adviser to have similar emerging market characteristics.
Under normal circumstances, the Fund seeks high current dividend income, more than 50% of which qualifies for the reduced U.S. federal income tax rates for “qualified dividend income” created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is defined in the Internal Revenue Code of 1986, as amended, as dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.
In the event that the Adviser determines that a particular company’s dividends qualify for favorable U.S. federal tax treatment, the Adviser intends to invest in the equity securities of the company prior to the ex-dividend date (i.e. the date when shareholders no longer are eligible for dividends) and intends to hold the security for at least 61 days during a 121-day period which begins on the date that is 60 days before the ex-dividend date to enable Fund shareholders to take advantage of the reduced U.S. federal tax rates. During this period, the Fund will not hedge its risk of loss with respect to these securities.
In order to achieve its dividend, the Fund may participate in a number of dividend capture strategies. These strategies may include the Fund engaging in active and frequent trading which may result in higher turnover and associated transaction costs for the Fund. There is the potential for market loss on the shares that are held for a short period, although the Adviser seeks to use these strategies to generate additional income with limited impact on the construction of the core portfolio.
In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying companies, including companies that it believes are undervalued relative to the market and to the securities’ historic valuations. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow, and historical payment of dividends.
The Adviser considers and evaluates ESG factors as part of the investment analysis process for long-term investments. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that the Adviser intends to hold solely as part of the Fund’s dividend recapture strategy. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. When ESG factors are considered, ESG information is just one investment consideration and ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.
Principal Risks
The Dynamic Dividend Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).
2   Summary - abrdn Dynamic Dividend Fund

Summary - abrdn Dynamic Dividend Fund
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” above).
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Summary - abrdn Dynamic Dividend Fund   3

Summary - abrdn Dynamic Dividend Fund
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Dynamic Dividend Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net TR)*, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a Predecessor Fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.
abrdn Inc. and abrdn Investments Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
*Net Total Return
4   Summary - abrdn Dynamic Dividend Fund

Summary - abrdn Dynamic Dividend Fund
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 19.11% - 2nd quarter 2020
Lowest Return: -23.77% - 1st quarter 2020
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	8.02%	5.67%	7.99%
Institutional Class shares – Before Taxes	14.57%	7.16%	8.88%
Institutional Class shares – After Taxes on Distributions	13.54%	5.22%	6.71%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	9.35%	4.78%	6.13%
MSCI All Country World Index (Net TR)(1) (reflects no deductions for fees or expenses)	22.34%	11.19%	11.72%

(1)	The MSCI All Country World Index (Net TR) is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Dynamic Dividend Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Summary - abrdn Dynamic Dividend Fund   5

Summary - abrdn Dynamic Dividend Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Martin Connaghan	Senior Investment Director	2018
Josh Duitz	Head of Global Income	2012 *
Andrew Kohl	Senior Investment Director	2025

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
6   Summary - abrdn Dynamic Dividend Fund

Summary - abrdn Emerging Markets ex-China Fund

abrdn Emerging Markets ex-China Fund

Objective
The abrdn Emerging Markets ex-China Fund (the “Emerging Markets ex-China Fund” or the “Fund”) seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Emerging Markets ex-China Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None	None	None
Small Account Fee(2)	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.60%	0.68%	0.58%	0.54%
Total Annual Fund Operating Expenses	1.60%	1.93%	1.33%	1.29%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.33%	0.33%	0.43%	0.33%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.27%	1.60%	0.90%	0.96%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective February 28, 2025.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“Acquired Fund Fees and Expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
(5)	The Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses to Average Net Assets included in the Fund’s Financial Highlights in the Fund’s prospectus as they have been restated to reflect the current expense limitation agreement effective February 28, 2025.
Summary - abrdn Emerging Markets ex-China Fund   7

Summary - abrdn Emerging Markets ex-China Fund
Example
This Example is intended to help you compare the cost of investing in the Emerging Markets ex-China Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$697	$1,021	$1,366	$2,340
Class R Shares	$163	$574	$1,011	$2,227
Institutional Class Shares	$92	$379	$688	$1,564
Institutional Service Class Shares	$98	$376	$676	$1,528

Portfolio Turnover
The Emerging Markets ex-China Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Strategies
The Emerging Markets ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of an emerging market country (excluding China);

●	the company has its principal office in, or management is located in, an emerging market country (excluding China); and/or

●	the company has its principal securities trading market in an emerging market country (excluding China).

An emerging market (excluding China) country is any country included in the MSCI Emerging Markets ex-China Index, or determined by the Adviser or abrdn Investments Limited (the “Sub-adviser”) to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to India and Taiwan. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and financials sectors.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The Emerging Markets ex-China Fund cannot guarantee that it will achieve its investment objective.
8   Summary - abrdn Emerging Markets ex-China Fund

Summary - abrdn Emerging Markets ex-China Fund
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
India Risk. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Taiwan Risk. Including risks associated with investing in emerging markets, the Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Summary - abrdn Emerging Markets ex-China Fund   9

Summary - abrdn Emerging Markets ex-China Fund
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Emerging Markets ex-China Fund. The bar chart shows how the Fund’s annual total returns for Class A shares have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net TR)*, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
The Fund changed its investment strategy effective February 28, 2022 from a global equity strategy to an emerging markets ex-China strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Performance information for periods prior to February 28, 2022 does not reflect the Fund’s current investment strategy.
*Net Total Return
10   Summary - abrdn Emerging Markets ex-China Fund

Summary - abrdn Emerging Markets ex-China Fund
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 17.54% - 2nd quarter 2020
Lowest Return: -20.39% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	26.72%	7.24%	9.05%
Class A shares – After Taxes on Distributions	26.22%	5.39%	7.49%
Class A shares – After Taxes on Distributions and Sales of Shares	16.28%	5.24%	6.90%
Class R shares – Before Taxes	33.96%	8.13%	9.31%
Institutional Class shares – Before Taxes	34.87%	8.90%	10.06%
Institutional Service Class shares – Before Taxes	34.81%	8.79%	9.99%
MSCI Emerging Markets ex-China Index (Net TR)(1) (reflects no deduction for fees or expenses)	34.61%	8.25%	9.90%

(1)	The MSCI Emerging Markets ex-China Index (Net TR) is an unmanaged index considered representative of stocks of developing countries (excluding China). The index is computed using the net return, which withholds applicable taxes for non-resident investors.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Emerging Markets ex-China Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Summary - abrdn Emerging Markets ex-China Fund   11

Summary - abrdn Emerging Markets ex-China Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	2024
Nick Robinson, CFA®	Deputy Head of Global Emerging Markets	2022

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
12   Summary - abrdn Emerging Markets ex-China Fund

Summary - abrdn Emerging Markets Fund

abrdn Emerging Markets Fund

Objective
The abrdn Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Emerging Markets Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.28%	0.37%	0.43%	0.30%	0.40%
Total Annual Fund Operating Expenses	1.43%	2.27%	1.83%	1.20%	1.30%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.05%	0.17%	0.05%	0.10%	0.05%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.38%	2.10%	1.78%	1.10%	1.25%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“Acquired Fund Fees and Expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn Emerging Markets Fund   13

Summary - abrdn Emerging Markets Fund
Example
This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$997	$1,307	$2,186
Class C Shares	$313	$693	$1,200	$2,592
Class R Shares	$181	$571	$986	$2,144
Institutional Class Shares	$112	$371	$650	$1,446
Institutional Service Class Shares	$127	$407	$708	$1,563

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$213	$693	$1,200	$2,592

Portfolio Turnover
The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Strategies
The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of an emerging market country;

●	the company has its principal office in, or management is located in, an emerging market country; and/or

●	the company has its principal securities trading market in an emerging market country.

An emerging market country is any country included in the MSCI Emerging Markets Index, or determined by the Adviser or Sub-adviser to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means, and Taiwan. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials and information technology sectors.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-advisers invest in quality companies and are an active, engaged owners. The Adviser and Sub-advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely
14   Summary - abrdn Emerging Markets Fund

Summary - abrdn Emerging Markets Fund
determinative in any investment decision made by the Adviser and Sub-advisers. Through fundamental research, supported by a global research presence, the Adviser and Sub-advisers seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-advisers may make poor security selections. The Adviser or Sub-advisers and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-advisers may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
China Risk. Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
Taiwan Risk. Including risks associated with investing in emerging markets, the Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be
Summary - abrdn Emerging Markets Fund   15

Summary - abrdn Emerging Markets Fund
issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Emerging Markets Fund. The bar chart shows how the Fund’s annual total returns for the Institutional Class have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net TR)*, a broad-based securities index. Remember, however, that past
*Net Total Return
16   Summary - abrdn Emerging Markets Fund

Summary - abrdn Emerging Markets Fund
performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
Class A, Class C and Class R returns prior to the commencement of operations of Class A, Class C and Class R (inception date: May 21, 2012) are based on the previous performance of the Fund’s Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 25.95% - 4th quarter 2020
Lowest Return: -26.14% - 1st quarter 2020
After-tax returns are shown in the following table for the Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Summary - abrdn Emerging Markets Fund   17

Summary - abrdn Emerging Markets Fund
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	24.42%	-0.96%	5.96%
Class C shares – Before Taxes	30.03%	-0.45%	5.95%
Class R shares – Before Taxes	31.46%	-0.09%	6.33%
Institutional Class shares – Before Taxes	32.39%	0.56%	7.02%
Institutional Class shares – After Taxes on Distributions	31.42%	-0.32%	6.26%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	21.32%	0.46%	5.55%
Institutional Service Class shares – Before Taxes	32.16%	0.42%	6.87%
MSCI Emerging Markets Index (Net TR)(2) (reflects no deduction for fee or expenses)	33.57%	4.20%	8.42%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The MSCI Emerging Markets Index (Net TR) is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Emerging Markets Fund’s investment adviser and abrdn Asia Limited (“aAL”) and abrdn Investments Limited (“aIL”) serve as the Fund’s sub-advisers.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	Inception *
Nick Robinson, CFA®	Deputy Head of Global Emerging Markets	2023

*	Includes Predecessor Fund (inception date: May 11, 2007)
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
18   Summary - abrdn Emerging Markets Fund

Summary - abrdn Emerging Markets Fund
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Emerging Markets Fund   19

Summary - abrdn Global Infrastructure Fund

abrdn Global Infrastructure Fund

Objective
The abrdn Global Infrastructure Fund (the “Global Infrastructure Fund” or the “Fund”) seeks capital appreciation. Current income is a secondary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Global Infrastructure Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.61%	0.60%
Total Annual Fund Operating Expenses	1.61%	1.35%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.37%	0.36%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	1.24%	0.99%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for Class A shares and 1.24% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2027. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
(4)	Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements includes interest expenses, which are not subject to the Fund’s expense limitation agreement. Therefore, the Total Annual Fund Operating Expenses after Fee Limitations/Expense Reimbursements may be greater than the Fund’s expense limitation.
Example
This Example is intended to help you compare the cost of investing in the Global Infrastructure Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$1,020	$1,368	$2,347
Institutional Class Shares	$101	$392	$705	$1,593

20   Summary - abrdn Global Infrastructure Fund

Summary - abrdn Global Infrastructure Fund
Portfolio Turnover
The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure related issuers. An “infrastructure-related” issuer has (i) at least 50% of its assets consisting of infrastructure assets or (ii) 50% of its gross income or net profits attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, waste collection, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing). The Fund concentrates its investments in infrastructure-related issuers. Infrastructure-related issuers fall into multiple market sectors. The Fund currently anticipates that it will have significant exposure to the industrials and utilities sectors.
The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of emerging market issuers, and in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. The Fund is permitted to invest in unlisted foreign securities, but currently does not intend to do so as a principal strategy.
The Fund may invest in companies of any market capitalization.
Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States. A company is considered to be a company of a country if Fund management determines that the company meets one or more of the following criteria:
● the company is organized under the laws of the country;
● the company has its principal office in, or management is located in, the country; and/or
● the company has its principal securities trading market in the country.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The Global Infrastructure Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Summary - abrdn Global Infrastructure Fund   21

Summary - abrdn Global Infrastructure Fund
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Infrastructure-Related Investments Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” above).
Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry or sector, or closely related group of industries or sectors, means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
22   Summary - abrdn Global Infrastructure Fund

Summary - abrdn Global Infrastructure Fund
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
REIT and Real Estate Risk – Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. REITs may also be non-traditional, such as those that focus on towers, which could subject the Fund to additional risk based on the REIT’s area of focus. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. If the value of the Fund’s investments decreases, you may lose money.
For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Global Infrastructure Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.
The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the investment strategy of the Fund. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net TR)*, a broad-based securities index, and the S&P Global Infrastructure
*Net Total Return
Summary - abrdn Global Infrastructure Fund   23

Summary - abrdn Global Infrastructure Fund
Index (Net TR)). Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.
abrdn Inc. and abrdn Investments Limited (“aIL”) began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 17.31% - 2nd quarter 2020
Lowest Return: -25.55% - 1st quarter 2020
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
24   Summary - abrdn Global Infrastructure Fund

Summary - abrdn Global Infrastructure Fund
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	16.83%	7.21%	8.62%
Institutional Class shares – Before Taxes	24.09%	8.71%	9.52%
Institutional Class shares – After Taxes on Distributions	22.50%	7.10%	7.91%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	15.36%	6.38%	7.09%
MSCI All Country World Index (Net TR)(1) (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
S&P Global Infrastructure Index (Net TR)(2) (reflects no deduction for fees or expenses)	21.54%	10.02%	8.47%

(1)	The MSCI All Country World Index (Net TR) is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
(2)	The S&P Global Infrastructure Index (Net TR) is an unmanaged index considered representative of stock markets of developed and emerging markets.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Global Infrastructure Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Josh Duitz	Head of Global Income	2008 *
Donal Reynolds, CFA®	Senior Investment Director	2022

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Global Infrastructure Fund   25

Summary - abrdn High Income Opportunities Fund

abrdn High Income Opportunities Fund

Objective
The abrdn High Income Opportunities Fund (the “High Income Opportunities Fund” or the “Fund”) seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the High Income Opportunities Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.58%	0.50%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses(4)	1.39%	1.06%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.43%	0.35%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	0.96%	0.71%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(4)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“Acquired Fund Fees and Expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
26   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund
Example
This Example is intended to help you compare the cost of investing in the High Income Opportunities Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$395	$686	$998	$1,882
Institutional Class Shares	$73	$302	$551	$1,263

Portfolio Turnover
The High Income Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, the High Income Opportunities Fund invests at least 80% of its assets in high income producing instruments. High income producing instruments include those rated at the time of purchase below “BBB–” by Standard & Poor’s Rating Service (“S&P”), or below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), or below a comparable rating by another nationally recognized statistical rating organization (“NRSRO”), or unrated bonds determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., “junk bonds”, which are speculative). Although the Fund typically invests in high income debt securities, the Fund may invest up to 20% of its assets in investment grade debt. The Fund has the flexibility to invest in a broad-range of debt instruments, including, but not limited to, corporate and sovereign debt from U.S. and non-U.S. issuers, including those in emerging markets. The Fund may invest in debt securities of any maturity.
The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., “junk bonds”) and the Fund ordinarily invests at least 60% of its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.
The Fund may also invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”).

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-backed securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed–rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may also invest up to 20% of its net assets in equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long-term options of, or relating to, international issuers that trade on an exchange or over-the-counter (“OTC”).

To achieve its investment objective, the Fund uses derivatives under certain market conditions. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets or for hedging currency exposure. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward foreign exchange contracts, non-deliverable forwards, swaps, options (including options on futures and options on swaps), warrants, and structured notes. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.
The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential Environmental, Social and Governance (“ESG”) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings.
Summary - abrdn High Income Opportunities Fund   27

Summary - abrdn High Income Opportunities Fund
As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.
Principal Risks
The High Income Opportunities Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. If the Fund incurs losses from foreign currencies or foreign currency hedge positions, the Fund’s distributions could constitute a return of capital to shareholders for federal income tax purposes.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” above).
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Bank Loan Risk – There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations.
28   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund
In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Private Placements and Other Restricted Securities Risk – Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Summary - abrdn High Income Opportunities Fund   29

Summary - abrdn High Income Opportunities Fund
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. Sovereign debt risk is increased for emerging market issuers. The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.
Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short–term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the High Income Opportunities Fund. The bar chart shows how the Fund’s annual total returns for Class A shares have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Bloomberg Global Aggregate Bond Index, a broad-based securities index, and the Custom abrdn High Income Opportunities Fund Index (the “Custom Index”). The Custom Index reflects the returns of the ICE BofA US High Yield Constrained Index from August 21, 2023 and the ICE BofA Global High Yield Constrained Index (USD Hedged) for periods prior to August 21, 2023. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
The Fund changed its investment strategy effective August 18, 2023, which introduced increased flexibility to invest in U.S. issuers. Performance prior to August 18, 2023 does not reflect the current investment strategy. In connection with the investment strategy change, the Fund changed its name from the abrdn Global High Income Fund to the abrdn High Income Opportunities Fund. The returns presented for the Fund for periods prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”), a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on December 3, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.
30   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund
Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not the differences in the expenses applicable to the respective classes of the Fund.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 12.44% - 2nd quarter 2020
Lowest Return: -15.45% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.75%	2.54%	4.53%
Class A shares – After Taxes on Distributions	1.10%	0.11%	2.17%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	2.17%	0.84%	2.41%
Institutional Class shares – Before Taxes	7.29%	3.43%	5.12%
Bloomberg Global Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	8.17%	-2.15%	1.26%
Custom abrdn High Income Opportunities Fund Index(3) (reflects no deduction for fees, expenses or taxes)	8.50%	3.92%	6.17%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The Bloomberg Global Aggregate Bond Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
(3)	The Custom abrdn High Income Opportunities Fund Index is a custom index that reflects the returns of the ICE BofA US High Yield Constrained Index from August 21, 2023 and the ICE BofA Global High Yield Constrained Index (USD Hedged) for periods prior to August 21, 2023. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar denominated below-investment-grade corporate debt publicly issued in the major domestic markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the High Income Opportunities Fund’s investment adviser.
Summary - abrdn High Income Opportunities Fund   31

Summary - abrdn High Income Opportunities Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
George Westervelt, CFA®	Head of Global High Yield	2019 *
Matthew Kence	Investment Director	2019 *
Steven Logan	Head of European High Yield & Global Loans	2025

*	Includes service to Predecessor Fund.
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
32   Summary - abrdn High Income Opportunities Fund

Summary - abrdn Infrastructure Debt Fund

abrdn Infrastructure Debt Fund

Objective
The abrdn Infrastructure Debt Fund (the “Infrastructure Debt Fund” or the “Fund”) seeks a high level of current income with a secondary objective of capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Infrastructure Debt Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	1.10%	1.08%	1.10%
Total Annual Fund Operating Expenses	1.85%	1.58%	1.60%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.81%	0.92%	0.81%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.04%	0.66%	0.79%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“Acquired Fund Fees and Expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn Infrastructure Debt Fund   33

Summary - abrdn Infrastructure Debt Fund
Example
This Example is intended to help you compare the cost of investing in the Infrastructure Debt Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$403	$788	$1,197	$2,340
Institutional Class Shares	$67	$409	$773	$1,800
Institutional Service Class Shares	$81	$426	$794	$1,832

Portfolio Turnover
The Infrastructure Debt Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in U.S. and non-U.S. infrastructure-related debt issuers and/or securities intended primarily to finance infrastructure-related activities. Infrastructure-related securities include securities issued to finance any assets or projects that support the operation, function, growth or development of a community or economy.
The infrastructure investments in which the Fund may invest include, without limitation, fixed or floating-rate debt instruments, loans or other income-producing instruments issued:

●	by companies or other issuers to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets;

●	by companies or other issuers that invest in, own, lease or hold infrastructure assets; and

●
by companies or other issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets.

The Fund may hold instruments issued by a wide range of entities including, among others, operating companies, holding companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and governments and government agencies, authorities or instrumentalities.
The infrastructure assets to which the Fund may have exposure through its investments include, without limitation, assets related to:

●	transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads);

●	transportation equipment (e.g., shipping, aircraft, railcars, containers);

●	electric utilities and power (e.g., power generation, transmission and distribution);

●	energy (e.g., exploration and production, pipeline, storage, refining and distribution of energy), including renewable energies (e.g., wind, solar, hydro, geothermal);

●	communication networks and equipment;

●	water and sewage treatment;

●	social infrastructure (e.g., health care facilities, government buildings and other public service facilities);

●	metals, mining, and other resources and services related to infrastructure assets (e.g., cement, chemical companies); and

●	auto parts manufacturing.

The Fund may invest up to 20% of its assets on non-infrastructure-related securities.
For purposes of the Fund’s 80% policy, debt securities include fixed income securities of any type; however, the Fund intends to invest primarily in municipal debt and corporate debt, with municipal debt comprising no less than 50% of its assets, and typically approximately 60% of its assets.
34   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Infrastructure Debt Fund
Generally, the Fund intends to invest in bonds issued by both domestic and foreign issuers, including foreign issuers from emerging market countries. While the Fund’s investments will generally be denominated in U.S. dollars, the Fund may also invest in non-dollar denominated instruments.
The Fund may also invest in securities having a variable or floating interest rate. The Fund may invest in fixed-income securities of any maturity or duration.
Under normal market conditions, the Fund will maintain a weighted average credit rating of “BBB–” or above by Standard & Poor’s Rating Service (“S&P”), or “Baa3” or above by Moody’s Investors Service, Inc. (“Moody’s”), or a comparable rating by another nationally recognized statistical rating organization. Although the Fund typically invests in investment grade debt, the Fund may also invest in high income producing instruments, rated at the time of purchase below “BBB–” by S&P, or below “Baa3” by Moody’s, or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. Split rate bonds will be considered to have the higher credit rating. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., “junk bonds”, which are speculative).
The Fund’s investments may include bonds that are labeled as social, sustainability or green.
In selecting investments for the Fund, the Adviser and Sub-adviser examine the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser and Sub-adviser will also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. The materiality of ESG factors to the investment process varies across issuers and instrument types.
In selecting the Fund’s municipal debt securities, the Adviser and Sub-adviser generally look for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser and Sub-adviser also focus on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser and Sub-adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but is not required to do so.
In selecting the Fund’s corporate debt securities, the Adviser and Sub-adviser seek to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.
The Fund may use derivatives under certain market conditions to manage duration and to hedge currency exposure. The Fund expects that derivative instruments will include the purchase and sale of U.S. treasury futures contracts and forward foreign exchange contracts.
All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Fund does not seek to provide income exempt from federal income tax.
Principal Risks
The Infrastructure Debt Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Summary - abrdn Infrastructure Debt Fund   35

Summary - abrdn Infrastructure Debt Fund
Infrastructure-Related Investments Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.
Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Green, Social and Sustainability Bond Risk – The Fund’s performance may differ from the performance of other funds that do not invest green, social and sustainability bonds because the Fund’s investment strategy may select or exclude securities of certain issuers for reasons in addition to performance. Investing in green, social and sustainability bonds is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Adviser or any judgment exercised by the Adviser will reflect the opinions of any particular investor.
Bank Loan Risk – There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
36   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Infrastructure Debt Fund
Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Summary - abrdn Infrastructure Debt Fund   37

Summary - abrdn Infrastructure Debt Fund
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Infrastructure Debt Fund. The bar chart shows how the Fund’s annual total returns for Institutional Service Class shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Bloomberg U.S. Aggregate Bond Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
The Fund changed its investment objective and strategies effective August 18, 2023, November 15, 2019 and August 15, 2016. In connection with the changes effective August 18, 2023, the Fund transitioned from an “absolute return” strategy with a global focus to a focus on U.S. and non-U.S. infrastructure-related debt. Performance information for periods prior to August 18, 2023, November 15, 2019 and August 15, 2016 reflect different investment strategies.
In connection with the change in investment objective and strategy on August 18, 2023, the Fund changed its name from abrdn Global Absolute Return Strategies Fund to abrdn Infrastructure Debt Fund. In connection with the change in investment objective and strategy on November 15, 2019, the Fund changed its name from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen Global Absolute Return Strategies Fund. In connection with the change in investment objective and strategy on August 15, 2016, the Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund.
Annual Total Returns – Institutional Service Class Shares
(Years Ended Dec. 31)

Highest Return: 6.93% - 4th quarter 2023
Lowest Return: -5.24% - 1st quarter 2022
38   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Infrastructure Debt Fund
After-tax returns are shown in the following table for Institutional Service Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.41%	-1.68%	1.67%
Institutional Class shares – Before Taxes	7.09%	-0.68%	2.33%
Institutional Service Class shares – Before Taxes	6.93%	-0.81%	2.20%
Institutional Service Class shares – After Taxes on Distributions	4.10%	-2.29%	1.01%
Institutional Service Class shares – After Taxes on Distributions and Sales of Shares(1)	4.05%	-1.22%	1.20%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Infrastructure Debt Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Matthew Kence	Investment Director	2023
Miguel Laranjiero	Investment Director	2025
Jonathan Mondillo	Global Head of Fixed Income	2023

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Summary - abrdn Infrastructure Debt Fund   39

Summary - abrdn Infrastructure Debt Fund
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
40   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Real Estate Fund

abrdn Real Estate Fund

Objective
The abrdn Real Estate Fund (the “Real Estate Fund” or the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Real Estate Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.64%	1.38%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.40%	0.39%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.24%	0.99%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for Class A shares and 1.24% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2027. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$1,026	$1,380	$2,375
Institutional Class Shares	$101	$399	$718	$1,624

Summary - abrdn Real Estate Fund   41

Summary - abrdn Real Estate Fund
Portfolio Turnover
The Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Real Estate Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with a majority of real estate holdings, such as hotel and entertainment companies. “Principally engaged” in the real estate industry or in real estate financing means that a majority of a company’s revenues are derived from the real estate industry or from real estate financing, respectively, or that the company is classified as a “real estate” company under the Standard & Poor’s Global Industry Classification System (GICS). To “control” real estate assets means to own such assets.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

In addition to common stocks and REITs, securities in which the Fund may invest include preferred stocks and rights and warrants.

The Fund may invest up to 35% of its net assets in foreign securities. The Fund may invest in companies of any market capitalization.
The Adviser emphasizes investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and capital growth in the future.
In managing the assets of the Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. In selecting investments, a focus of the Adviser is to identify investment opportunities where dividends are well supported by the underlying assets and earnings of a company.
The Adviser considers and evaluates ESG (Environmental, Social and Governance) factors as part of the investment analysis process. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
The Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds.
Principal Risks
The Real Estate Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
42   Summary - abrdn Real Estate Fund

Summary - abrdn Real Estate Fund
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
REIT and Real Estate Risk – Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.
Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry or sector, or closely related group of industries or sectors, means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified Fund.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Non-Diversified Fund Risk – The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Summary - abrdn Real Estate Fund   43

Summary - abrdn Real Estate Fund
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Real Estate Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.
The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the S&P 500® Index, a broad-based securities index, and the MSCI US REIT Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

abrdn Inc. and abrdn Investments Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
44   Summary - abrdn Real Estate Fund

Summary - abrdn Real Estate Fund
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 17.03% - 1st quarter 2019
Lowest Return: -25.28% - 1st quarter 2020
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-4.10%	4.24%	4.73%
Institutional Class shares – Before Taxes	1.89%	5.74%	5.61%
Institutional Class shares – After Taxes on Distributions	0.49%	3.27%	2.17%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	2.11%	4.08%	3.56%
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
MSCI US REIT Index(3) (reflects no deduction for fees, expenses or taxes)	2.95%	6.58%	5.71%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
(3)	The MSCI US REIT Index is an unmanaged index considered representative of real estate equity performance. The index is computed using the gross return, which does not withhold taxes for non-resident investors.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Real Estate Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Summary - abrdn Real Estate Fund   45

Summary - abrdn Real Estate Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Jay Carlington, CFA®	Portfolio Manager	2018
Svitlana Gubriy	Head of Indirect Real Assets	2018
Bill Pekowitz	REIT Analyst / Portfolio Manager	2018

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
46   Summary - abrdn Real Estate Fund

Summary - abrdn Short Duration High Yield Municipal Fund

abrdn Short Duration High Yield Municipal Fund

Objective
The abrdn Short Duration High Yield Municipal Fund (the “Short Duration High Yield Municipal Fund” or the “Fund”) seeks a high level of current income exempt from federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Short Duration High Yield Municipal Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75% (1)	1.00% (2)	None
Small Account Fee(3)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.47%	0.37%	0.46%
Total Annual Fund Operating Expenses	1.27%	1.92%	1.01%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.35%	0.25%	0.34%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.92%	1.67%	0.67%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for Institutional Class shares, 1.65% for Class C shares and 0.65% for Class A shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2027. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn Short Duration High Yield Municipal Fund   47

Summary - abrdn Short Duration High Yield Municipal Fund
Example
This Example is intended to help you compare the cost of investing in the Short Duration High Yield Municipal Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$342	$609	$897	$1,716
Class C Shares	$270	$579	$1,014	$2,223
Institutional Class Shares	$68	$288	$525	$1,205

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$170	$579	$1,014	$2,223

Portfolio Turnover
The Short Duration High Yield Municipal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.
Principal Strategies
As a fundamental policy, under normal circumstances, the Short Duration High Yield Municipal Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal obligations that are exempt from federal income tax (including securities subject to the federal alternative minimum tax (“AMT”)). Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax but may be subject to the federal alternative minimum tax (“AMT”).
The Fund may invest, without limitation, in municipal obligations whose interest income is a tax-preference item (i.e., income that may trigger the alternative minimum tax) for purposes of the AMT. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to the AMT. The interest income distributed by the Fund that is derived from certain tax-exempt municipal obligations may be subject to the federal AMT for individuals. There is no limitation on the portion of the Fund’s assets that may be invested in municipal obligations subject to the AMT. An investor should consult his or her tax adviser for more information.
Under normal market conditions, the Fund will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates (for example, if interest rates were to rise 1%, a bond or bond fund with a duration of four and a half years would be expected to lose approximately 4.5% of its value). The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.
The Fund may invest in obligations of any credit quality. Under normal circumstances, the Fund invests at least 50% of its assets in municipal bonds rated BBB+ or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc., at the time of investment, or the equivalent by another independent rating agency or the unrated equivalent as determined by the Adviser. Split rate bonds will be considered to have the higher credit rating. Municipal bonds rated below investment grade (BB+/Ba1 or lower) are commonly known as “high yield” or “junk” bonds.
The Fund may invest in specific types of municipal obligations including, but not limited to, general obligation bonds, auction rate securities, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds.
Revenue obligations may include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds. Revenue obligations may include, but are not limited to, industrial development, pollution control, public utility,
48   Summary - abrdn Short Duration High Yield Municipal Fund

Summary - abrdn Short Duration High Yield Municipal Fund
housing, and health care issues. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund may invest in floaters issued by TOB trusts.
The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state’s interest in the tobacco Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in 1998, between the largest U.S. tobacco manufacturers and 46 states and other U.S. jurisdictions to settle claims against the tobacco manufacturers.
The Fund may invest in municipal obligations of any state, city, county or other governmental entity, including Puerto Rico and U.S. territories. The Fund currently anticipates that it will have significant exposure to Florida, New York and Wisconsin municipal securities.
In selecting investments for the Fund, the Adviser generally looks for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser also focuses on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types.
The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.
Principal Risks
The Short Duration High Yield Municipal Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Municipal Securities Risk – Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.
Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Summary - abrdn Short Duration High Yield Municipal Fund   49

Summary - abrdn Short Duration High Yield Municipal Fund
State-Specific Risk -  A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Florida State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Florida municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Florida issuers to pay interest or repay principal.
New York State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.
Wisconsin State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Wisconsin municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Wisconsin issuers to pay interest or repay principal.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be
50   Summary - abrdn Short Duration High Yield Municipal Fund

Summary - abrdn Short Duration High Yield Municipal Fund
issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets.
For example, if interest rates increase by 1%, assuming a current portfolio duration of 4.5 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 4.5%.
Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Private Placements and Other Restricted Securities Risk – Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long–term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
Tobacco Related Bonds Risk - In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Short Duration High Yield Municipal Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Returns in the table reflect the maximum applicable sales charges, if any. The table compares the Fund’s performance over time with those
Summary - abrdn Short Duration High Yield Municipal Fund   51

Summary - abrdn Short Duration High Yield Municipal Fund
of the Bloomberg Municipal Bond Index, a broad based securities index, and the Custom abrdn Short Duration High Yield Municipal Fund Index (the “Custom Index”). The Custom Index reflects the returns of the Bloomberg Municipal Bond Inter-Short (1-10 Y) Index from March 31, 2025 and the S&P Municipal Bond Short Intermediate Index for periods prior to March 31, 2025. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
The Fund changed its investment strategy effective February 28, 2019 to adopt a target weighted average effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen High Yield Managed Duration Municipal Fund to Aberdeen Short Duration High Yield Municipal Fund.
The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019.
Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.
abrdn Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Class C returns prior to the commencement of operations of Class C (inception date: 12/18/2020) are based on the previous performance of the Fund’s Class A shares (inception date 5/31/2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 2.97% - 4th quarter 2023
Lowest Return: -4.88% - 1st quarter 2022
52   Summary - abrdn Short Duration High Yield Municipal Fund

Summary - abrdn Short Duration High Yield Municipal Fund
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-0.34%	0.02%	1.39%
Class C shares – Before Taxes	0.52%	-0.21%	1.27%
Institutional Class shares – Before Taxes	2.51%	0.78%	1.90%
Institutional Class shares – After Taxes on Distributions	2.45%	0.76%	1.88%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	3.12%	1.29%	2.17%
Bloomberg Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
Custom abrdn Short Duration High Yield Municipal Fund Index(3) (reflects no deduction for fees, expenses or taxes)	4.95%	1.40%	1.95%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
(3)	The Custom abrdn Short Duration High Yield Municipal Fund Index is a custom index that reflects the returns of the Bloomberg Municipal Bond Inter-Short (1-10 Y) Index from March 31, 2025 and the S&P Municipal Bond Short Intermediate Index for periods prior to March 31, 2025. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. The Bloomberg Municipal Bond Inter-Short (1-10) Index is an index that measures the performance of US municipal tax-exempt investment-grade bonds with effective maturities between 1 and 10 years.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Short Duration High Yield Municipal Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Miguel Laranjeiro	Investment Director	2016 *
Jonathan Mondillo	Global Head of Fixed Income	2013 *

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Summary - abrdn Short Duration High Yield Municipal Fund   53

Summary - abrdn Short Duration High Yield Municipal Fund
Tax Information
The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
54   Summary - abrdn Short Duration High Yield Municipal Fund

Summary - abrdn U.S. Small Cap Equity Fund

abrdn U.S. Small Cap Equity Fund

Objective
The abrdn U.S. Small Cap Equity Fund (the “U.S. Small Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the U.S. Small Cap Equity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.40%	0.37%	0.40%	0.34%	0.41%
Acquired Fund Fees and Expenses
Total Annual Fund Operating Expenses	1.49%	2.21%	1.74%	1.18%	1.25%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.14%	0.26%	0.14%	0.23%	0.14%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.35%	1.95%	1.60%	0.95%	1.11%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.95% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“Acquired Fund Fees and Expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
(5)	The Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses to Average Net Assets included in the Fund’s Financial Highlights in the Fund’s prospectus as they have been restated to reflect the current expense limitation agreement effective February 28, 2025.
Summary - abrdn U.S. Small Cap Equity Fund   55

Summary - abrdn U.S. Small Cap Equity Fund
Example
This Example is intended to help you compare the cost of investing in the U.S. Small Cap Equity Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$1,006	$1,329	$2,241
Class C Shares	$298	$666	$1,161	$2,524
Class R Shares	$163	$534	$931	$2,040
Institutional Class Shares	$97	$352	$627	$1,411
Institutional Service Class Shares	$113	$383	$673	$1,499

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$198	$666	$1,161	$2,524

Portfolio Turnover
The U.S. Small Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of the United States;

●	the company has its principal office in, or management is located in, the United States; and/or

●	the company has its principal securities trading market in the United States.

The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $5.61 million to $24.89 billion as of December 31, 2025.
The Fund also may invest in foreign securities and securities of larger companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials sector.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers. The Fund may also invest in non-U.S. companies, including primarily Canadian companies.
In seeking to achieve the Fund’s investment objective, the Adviser invests in quality companies and is an active, engaged owner. The Adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market.
56   Summary - abrdn U.S. Small Cap Equity Fund

Summary - abrdn U.S. Small Cap Equity Fund
Principal Risks
The U.S. Small Cap Equity Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first five risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater
Summary - abrdn U.S. Small Cap Equity Fund   57

Summary - abrdn U.S. Small Cap Equity Fund
than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the U.S. Small Cap Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A shares have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index, and the Russell 2000® Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 29.29% - 2nd quarter 2020
Lowest Return: -23.76% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
58   Summary - abrdn U.S. Small Cap Equity Fund

Summary - abrdn U.S. Small Cap Equity Fund
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	2.49%	4.89%	9.07%
Class A shares – After Taxes on Distributions	2.49%	3.27%	7.54%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	1.48%	3.39%	6.95%
Class C shares – Before Taxes	7.08%	5.48%	9.00%
Class R shares – Before Taxes	8.47%	5.85%	9.40%
Institutional Class shares – Before Taxes	9.15%	6.54%	10.10%
Institutional Service Class shares – Before Taxes	8.99%	6.41%	10.01%
Russell 3000® Index(2) (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Index(3) (reflects no deductions for fees, expenses or taxes)	12.81%	6.09%	9.62%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
(3)	The Russell 2000® Index is an unmanaged index considered representative of smallcap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the U.S. Small Cap Equity Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Christopher Colarik	Head of U.S. Smaller Companies	2023
Scott Eun	Senior Investment Director	2024

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Summary - abrdn U.S. Small Cap Equity Fund   59

Summary - abrdn U.S. Small Cap Equity Fund
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
60   Summary - abrdn U.S. Small Cap Equity Fund

Summary - abrdn U.S. Sustainable Leaders Fund

abrdn U.S. Sustainable Leaders Fund

Objective
The abrdn U.S. Sustainable Leaders Fund (the “U.S. Sustainable Leaders Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the U.S. Sustainable Leaders Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.29%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.24%	1.01%	1.01%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.05%	0.11%	0.05%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.19%	0.90%	0.96%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“Acquired Fund Fees and Expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn U.S. Sustainable Leaders Fund   61

Summary - abrdn U.S. Sustainable Leaders Fund
Example
This Example is intended to help you compare the cost of investing in the U.S. Sustainable Leaders Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$941	$1,212	$1,985
Institutional Class Shares	$92	$311	$547	$1,226
Institutional Service Class Shares	$98	$317	$553	$1,232

Portfolio Turnover
The U.S. Sustainable Leaders Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Strategies
The U.S. Sustainable Leaders Fund seeks to achieve its investment objective of seeking long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.
In pursuing the Fund’s investment strategies, the Adviser invests in quality companies and is an active, engaged owner and takes into consideration a company’s management of ESG risks and opportunities and the company’s ESG performance. The Adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market. The Adviser’s overall quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material ESG factors impacting a company.
When assessing the most material ESG factors impacting a company, the Adviser evaluates the ownership structure and governance of the company as well as potential environmental and social risks and opportunities that the company may face. The Adviser will assign each company an ESG-quality rating ranging from 1 to 5 (1 indicating strong ESG management and 5 indicating weak ESG management) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned an ESG quality rating by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.
Examples of areas under scope when assessing a company’s ESG quality include the following:

●	Corporate Governance

●	Carbon Emissions

●	Air Quality

●	Energy Management

●	Water & Wastewater Management

●	Waste & Hazardous Materials Management

●	Ecological Impacts

●	Human Rights & Community Relations

●	Customer Privacy

●	Data Security

●	Access & Affordability

●	Product Quality & Safety

●	Customer Welfare

62   Summary - abrdn U.S. Sustainable Leaders Fund

Summary - abrdn U.S. Sustainable Leaders Fund

●	Selling Practices & Product Labelling

●	Labor Practices

●	Employee Health & Safety

●	Employee Engagement

●	Diversity & Inclusion

●	Product Design & Lifecycle Management

●	Business Model Resilience

●	Supply Chain Management

●	Materials Sourcing & Efficiency

●	Physical Impacts of Climate Change

●	Business Ethics

●	Competitive Behavior

●	Management of the Legal & Regulatory Environment

●	Critical Incident Risk Management

●	Systemic Risk Management

The foregoing list is not exhaustive and may change; in addition, not all areas in the foregoing list are relevant to every company in which the Fund may invest. The Adviser focuses its analysis on those areas that it believes will materially impact a company’s reputation or operational or financial performance.
In carrying out its assessments of ESG quality, the Adviser’s equity analysts incorporate internal data sources, including external sources (e.g. MSCI reports), a proprietary score (“Overall Sustainability Assessment”), thematic expertise from the Adviser’s Sustainable Investment Team and stock-specific expertise from the Adviser’s equity ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.
In addition, the Adviser limits exposure to the lowest scoring companies (those described as “laggard”) according to the Adviser’s Overall Sustainability Assessment, securities of companies that have not been assigned an Overall Sustainability Assessment by the Adviser and securities of non-U.S. companies to a maximum of 20% of the Fund’s net assets. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned an ESG quality rating by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.
Binary exclusions are also applied to exclude a defined list of unacceptable activities. Based on MSCI business involvement screening research and the Adviser’s analysis, the Fund will seek to not invest in companies that have:

●	failed to uphold one or more principles of the UN Global Compact;

●
an industry tie to (including companies that provide support systems and services, as well as those with direct (i.e., owners and producers) and indirect (i.e., parents and subsidiaries) involvement in) controversial weapons (cluster munitions, landmines, biological / chemical weapons, depleted uranium weapons, blinding laser weapons, incendiary weapons, and/or non-detectable fragments);

●	a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

●	a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

●
a revenue contribution of 10% or more from the extraction of unconventional oil and gas (including oil sands, oil shale (kerogen-rich deposits), shale gas, shale oil, coal seam gas, and coal bed methane and excluding conventional oil and gas productions);

●	or a revenue contribution from thermal coal extraction.

The Fund targets a lower Weighted Average Carbon Intensity (“WACI”) than its benchmark based on third-party data, or third-party estimates when an issuer does not report Scope 1 and 2 emissions.
The Fund will measure compliance with its principal investment strategies at the time of investment. Third party data by which the Fund measures compliance with its binary exclusions, WACI target, and Overall Sustainability Assessment threshold is updated at regular intervals. If a company no longer meets the Fund’s principal strategies, the Adviser will make a determination as to whether to sell such security, in accordance with the Adviser’s internal process.
As a non-fundamental policy, under normal circumstances, the U.S. Sustainable Leaders Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies that the Adviser considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund seeks to invest in securities of U.S. companies. For purposes of the Fund’s 80% policy, a company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

Summary - abrdn U.S. Sustainable Leaders Fund   63

Summary - abrdn U.S. Sustainable Leaders Fund

●	the company is organized under the laws of the United States;

●	the company has its principal office in, or management is located in, the United States; and/or

●	the company has its principal securities trading market in the United States.

The Fund may also invest in non-U.S. companies, including primarily Canadian companies.
The Fund will invest in companies across a broad spectrum of market capitalizations.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology sector.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
Principal Risks
The U.S. Sustainable Leaders Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first five risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Sustainable Investing Risk – The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
64   Summary - abrdn U.S. Sustainable Leaders Fund

Summary - abrdn U.S. Sustainable Leaders Fund
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the U.S. Sustainable Leaders Fund. The bar chart shows how the Fund’s annual total returns for Class A shares have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.
The Fund changed its investment strategy effective December 1, 2020. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to Aberdeen U.S. Sustainable Leaders Fund. Performance information for periods prior to December 1, 2020 do not reflect the current investment strategy.
Summary - abrdn U.S. Sustainable Leaders Fund   65

Summary - abrdn U.S. Sustainable Leaders Fund
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 22.32% - 2nd quarter 2020
Lowest Return: -17.23% - 2nd quarter 2022
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.44%	2.40%	9.18%
Class A shares – After Taxes on Distributions	-3.03%	0.62%	6.73%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	-1.02%	1.51%	6.77%
Institutional Class shares – Before Taxes	3.91%	3.94%	10.16%
Institutional Service Class shares – Before Taxes	3.80%	3.87%	10.08%
Russell 3000® Index(2) (reflects no deduction for fees, expenses or taxes)	17.15%	14.59%	17.59%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the U.S. Sustainable Leaders Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanna McIntyre, CFA®	Investment Director	2023
66   Summary - abrdn U.S. Sustainable Leaders Fund

Summary - abrdn U.S. Sustainable Leaders Fund

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn U.S. Sustainable Leaders Fund   67

Summary - abrdn Ultra Short Municipal Income Fund

abrdn Ultra Short Municipal Income Fund

Objective
The abrdn Ultra Short Municipal Income Fund (the “Ultra Short Municipal Income Fund” or the “Fund”) seeks high after-tax current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Ultra Short Municipal Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class A1 Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	0.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	0.25% (1)	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.29%	0.19%	0.27%
Total Annual Fund Operating Expenses	0.94%	0.84%	0.67%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.14%	0.04%	0.12%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%	0.70%	0.45%

(1)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective October 17, 2025.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for Class A shares, 0.70% for Class A1 shares and 0.45% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2027. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
68   Summary - abrdn Ultra Short Municipal Income Fund

Summary - abrdn Ultra Short Municipal Income Fund
Example
This Example is intended to help you compare the cost of investing in the Ultra Short Municipal Income Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$72	$254	$452	$1,024
Class A1 Shares	$121	$281	$455	$960
Institutional Class Shares	$46	$171	$306	$702

Portfolio Turnover
The Ultra Short Municipal Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.
Principal Strategies
The Ultra Short Municipal Income Fund invests its assets in a combination of tax-exempt obligations and taxable debt obligations. As a fundamental policy, under normal circumstances the Fund invests at least 80% of its net assets in tax-exempt obligations. Net assets include the amounts of any borrowings for investment purposes. Tax-exempt obligations include municipal obligations that pay interest that is free from U.S. federal income tax (but may be subject to the federal alternative minimum tax (“AMT”)).

In managing the Fund’s investments, the Adviser seeks to capitalize on fundamental and technical opportunities in the debt obligations markets to enhance return. The obligations in which the Fund invests may be of any maturity.
Under normal market conditions, the Fund will generally maintain an investment portfolio with a weighted average effective duration of less than one year. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates (for example, if interest rates were to rise 1%, a bond or bond fund with a duration of one year would be expected to lose approximately 1% of its value). The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.
The obligations in which the Fund invests must, at the time of investment, be rated investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Adviser. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.
The Fund may invest in municipal obligation-related underlying funds (such as exchange-traded funds) specific types of municipal obligations, including auction rate securities and tender option bonds. The Fund may invest in a combination of underlying funds that currently exist or that may become available for investment in the future for which abrdn Inc. or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available. Tender option bonds are created when a holder deposits tax–exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund does not currently intend to deposit bonds into a TOB trust or invest in inverse floaters, but may invest in floaters issued by TOB trusts.
The Fund may invest in municipal obligations of any state, city, county or other governmental entity, including Puerto Rico and U.S. territories. The Fund currently anticipates that it will have significant exposure to Texas municipal securities.
In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding
Summary - abrdn Ultra Short Municipal Income Fund   69

Summary - abrdn Ultra Short Municipal Income Fund
securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decision to purchase and sell securities for the Fund. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.
Principal Risks
The Ultra Short Municipal Income Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first five risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Municipal Securities Risk – Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.
Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
State-Specific Risk -  A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Texas State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal.
70   Summary - abrdn Ultra Short Municipal Income Fund

Summary - abrdn Ultra Short Municipal Income Fund
Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short–term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long–term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
Underlying Fund Risk - The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the underlying funds in which it invests and that the ability of the Fund to achieve its investment objective will depend upon the ability of such underlying funds to achieve their investment objectives. Investments in exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread risk as well as the risks of the underlying securities they hold.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
Summary - abrdn Ultra Short Municipal Income Fund   71

Summary - abrdn Ultra Short Municipal Income Fund

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Ultra Short Municipal Income Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Returns in the table reflect the maximum applicable sales charges, if any. The table compares the Fund’s performance over time with those of the Bloomberg Municipal Bond Index, a broad-based securities index, and the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

abrdn Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Class A1 returns prior to the commencement of operations of Class A1 (inception date: February 28, 2019) are based on the previous performance of the Fund’s Class A shares (inception date 3/30/2004). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

72   Summary - abrdn Ultra Short Municipal Income Fund

Summary - abrdn Ultra Short Municipal Income Fund
Highest Return: 1.12% - 4th quarter 2023

Lowest Return: -0.17% - 1st quarter 2022
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	2.79%	2.14%	1.48%
Class A1 shares – Before Taxes	2.28%	2.04%	1.43%
Institutional Class shares – Before Taxes	3.05%	2.34%	1.71%
Institutional Class shares – After Taxes on Distributions	3.05%	2.34%	1.71%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	3.05%	2.34%	1.71%
Bloomberg Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index(2) (reflects no deductions for fees, expenses or taxes)	3.47%	1.73%	1.58%

(1)	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
(2)	The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Ultra Short Municipal Income Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Miguel Laranjeiro	Investment Director	2016 *
Jonathan Mondillo	Global Head of Fixed Income	2015 *

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS A1 SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Summary - abrdn Ultra Short Municipal Income Fund   73

Summary - abrdn Ultra Short Municipal Income Fund
Tax Information
The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
74   Summary - abrdn Ultra Short Municipal Income Fund

Fund Details
Additional Information about Principal Strategies
Investment Objectives. The investment objective(s) of each the Dynamic Dividend Fund, Global Infrastructure Fund and Real Estate Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund. The investment objective of each of the other Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
80% Investment Policy. If the Emerging Markets ex-China Fund, Emerging Markets Fund, Global Infrastructure Fund, High Income Opportunities Fund, Infrastructure Debt Fund, Real Estate Fund, U.S. Small Cap Equity Fund or U.S. Sustainable Leaders Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.
Derivatives. To the extent that a Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of such Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for 80% policies required by Rule 35d-1 with respect to which market value would be included.
Equity Funds
abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Global Infrastructure Fund and abrdn U.S. Small Cap Equity Fund
In seeking to achieve the Funds’ investment objectives, the Adviser and Sub-adviser(s), as applicable, (together, the “Advisers”) invest in quality companies and are active, engaged owners. The Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material Environmental, Social and Governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.
Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
The Advisers may sell a security when they perceive that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.
Fixed Income Funds
abrdn High Income Opportunities Fund
The Adviser employs a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities. The Adviser utilizes internally developed macro views on the global economy and specific regions when constructing portfolios. The Adviser evaluates securities for potential purchase only after it determines that the issuer is fundamentally sound. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. Following a thorough research review, the Adviser evaluates the security’s valuation relative to other potential alternatives. Similarly, the Adviser will sell investments that achieve full valuation or that have deteriorated to an extent where the Adviser believes them no longer to be sound. The Adviser will replace sold investments with securities it believes are more attractive. There is continuous dialogue and sharing of research and information among all of the investment management professionals at the firm, including portfolio managers, research analysts and traders.
abrdn Infrastructure Debt Fund
In selecting the Fund’s municipal debt securities, the Adviser and Sub-adviser employ a top-down, bottom-up investment process, which relies on in-depth research as the basis for individual security selection. The Adviser and Sub-adviser perform an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. The Adviser and Sub-adviser further consider municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser and Sub-adviser then factor these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser and Sub-adviser is to add value through the selection of securities that the Adviser and Sub-adviser believe are trading at a price below what we consider the securities to be worth. The Adviser and Sub-adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.
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Fund Details
In selecting the Fund’s corporate debt securities, the Adviser and Sub-adviser employ a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities. The Adviser and Sub-adviser utilize internally developed macro views on the global economy and specific regions when constructing portfolios. The Adviser and Sub-adviser evaluate securities for potential purchase only after it determines that the issuer is fundamentally sound. Following a thorough research review, the Adviser and Sub-adviser evaluate the security’s valuation relative to other potential alternatives. Similarly, the Adviser and Sub-adviser will sell investments that achieve full valuation or that have deteriorated to an extent where the Adviser and Sub-adviser believe them no longer to be sound. The Adviser and Sub-adviser will replace sold investments with securities it believes are more attractive. There is continuous dialogue and sharing of research and information among all of the investment management professionals at the firm, including portfolio managers, research analysts and traders.
abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund
The Adviser employs a top-down, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. The Adviser performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The Adviser further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth. The Adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.
ESG Considerations - Fixed Income
In selecting investments for the Funds, the Adviser (for the abrdn  High Income Opportunities Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund) and the Adviser and Sub-adviser (for the abrdn  Infrastructure Debt  Fund) examine the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors, and Environmental, Social and Governance (“ESG”) risks. The Adviser and Sub-adviser apply ESG considerations to their assessment of all corporate, sovereign and municipal issuers; however, the materiality of ESG factors to the investment process varies across issuers and instrument types. The Adviser and Sub-adviser consider and assess how ESG risks, alongside other financial factors, may impact the credit quality of the issuer as well as the opportunities they may create. The Adviser and Sub-adviser may avoid investing in companies where ESG factors could erode the willingness and ability of the issuer to service its debt. The Adviser and Sub-adviser consider the materiality of the inherent environmental and social risks of the sector of operation (e.g., greenhouse gas emissions, water usage, cyber security, etc.) and the timeframe over which these risks may have a financial impact. This is combined with an assessment of the robustness of a company’s corporate governance and/or project. As it relates to sovereign issuers for the abrdn High Income Opportunities Fund, the Adviser may also consider political factors (referred to as “P”), such as political corruption perception, political stability, state fragility and press freedom. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser (if applicable).
Additional Information on Engagement and Proxy Voting on ESG Issues
More information about the Advisers’ approach to engagement is described in Appendix C to the Statement of Additional Information (“SAI”).
Additional Information about Tax Reclaims
Additional Information about EU Tax Reclaims.
The abrdn Emerging Markets ex-China Fund received payments on tax reclaims from some European jurisdictions related to prior years (2005-2020) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). In the tax years for which the Predecessor Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the Predecessor Funds of the tax reclaims from these jurisdictions also results in a tax liability to the Funds to offset the tax benefits that shareholders received in the past in the form of deductions or credits in prior years relating to such reclaimed amounts. Based on information available as of the date of this Prospectus, an estimated tax amount has been accrued and is reflected within each Fund’s net asset value and performance. The estimated tax is based upon the Internal Revenue Service’s method of calculation disclosed in 2022. If the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund’s expenses, net asset value and performance may be materially adversely impacted.
76   Additional Information about Principal Strategies

Fund Details
abrdn Emerging Markets ex-China Fund (inherited claims filed by the abrdn Emerging Markets Sustainable Leaders Fund) filed for Article 63 EU Tax Reclaims in France and Germany. During the period, the Emerging Markets ex-China Fund received a French EU reclaim payment for $192,674 related to claim years 2010-2011. The Fund does not expect to pay an IRS tax liability on these claims.
As of October 31, 2025, the abrdn Emerging Markets ex-China Fund has remaining Article 63 EU Tax Reclaims, primarily related to Germany and France. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and France are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2025, and have not been recorded in the Fund’s NAV. Recognition by the abrdn Emerging Markets ex-China Fund of these amounts would have a positive impact on the Fund’s performance.
Additional Information about Principal Strategies   77

Fund Details
Additional Information about Investments, Investment Techniques and Risks
The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section. The table below and the paragraphs that follow provide more information about the principal investments and techniques that each Fund may use and the related risks. A check mark (“✔”) indicates a principal risk to which a Fund is subject.

The absence of a check mark for a Fund with respect to a particular risk does not indicate that such Fund is not exposed to such risk at all, but only that it is not a principal risk. The Statement of Additional Information contains information about additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

	Emerging Markets ex-China Fund	Emerging Markets Fund	U.S. Small Cap Equity Fund	U.S. Sustainable Leaders Fund
Active Management Risk	✔	✔	✔	✔
Cybersecurity Risk	✔	✔	✔	✔
Emerging Markets Risk	✔	✔
Equity Securities Risk	✔	✔	✔	✔
ESG Integration Risk	✔	✔	✔
Foreign Currency Exposure Risk	✔	✔	✔	✔
Foreign Securities Risk	✔	✔	✔	✔
Impact of Large Redemptions and Purchases of Fund Shares		✔
Issuer Risk	✔	✔	✔	✔
Market Risk	✔	✔	✔	✔
Mid-Cap Securities Risk	✔	✔		✔
Sector Risk	✔	✔	✔	✔
Small-Cap Securities Risk	✔	✔	✔	✔
Sustainable Investing Risk				✔
Temporary Investments	✔	✔	✔	✔
Valuation Risk	✔	✔	✔	✔

	Dynamic Dividend Fund	Global Infrastructure Fund	Real Estate Fund
Active Management Risk	✔	✔	✔
Concentration Risk		✔	✔
Cybersecurity Risk	✔	✔	✔
Dividend Strategy Risk	✔		✔
Emerging Markets Risk	✔	✔
Equity Securities Risk	✔	✔	✔
ESG Integration Risk	✔	✔	✔
Foreign Currency Exposure Risk	✔	✔	✔
Foreign Securities Risk	✔	✔	✔
Impact of Large Redemptions and Purchases of Fund Shares		✔
Infrastructure-Related Investment Risk		✔
Issuer Risk	✔	✔	✔
Market Risk	✔	✔	✔
Mid-Cap Securities Risk	✔	✔	✔
Non-Diversified Fund Risk			✔
Portfolio Turnover Risk	✔
Qualified Dividend Tax Risk	✔
REIT and Real Estate Risk		✔	✔
Sector Risk	✔	✔
78   Additional Information about Investments, Investment Techniques and Risks

Fund Details

	Dynamic Dividend Fund	Global Infrastructure Fund	Real Estate Fund
Small-Cap Securities Risk	✔	✔	✔
Temporary Investments	✔	✔	✔
Valuation Risk	✔	✔	✔

	High Income Opportunities Fund	Infrastructure Debt Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Active Management Risk	✔	✔	✔	✔
Auction Rate Securities Risk			✔	✔
Bank Loan Risk	✔	✔
Cybersecurity Risk	✔	✔	✔	✔
Derivatives Risk (including Options, Futures and Swaps)	✔	✔
Emerging Markets Risk	✔	✔
ESG Integration Risk	✔	✔	✔	✔
Fixed Income Securities Risk	✔	✔	✔	✔
Foreign Currency Exposure Risk	✔	✔
Foreign Securities Risk	✔	✔
Green, Social and Sustainability Bond Risk		✔
High-Yield Bonds and Other Lower-Rated Securities Risk	✔	✔	✔
Illiquid Securities Risk	✔	✔	✔	✔
Impact of Large Redemptions and Purchases of Fund Shares	✔		✔
Infrastructure-Related Investments Risk		✔
Interest Rate Risk	✔	✔	✔	✔
Investment-Grade Debt Securities	✔	✔	✔	✔
Issuer Risk	✔	✔
Market Risk	✔	✔	✔	✔
Municipal Securities Risk		✔	✔	✔
Portfolio Turnover Risk	✔		✔	✔
Private Placements and Other Restricted Securities Risk	✔		✔
Sector Risk	✔	✔
Sovereign Debt Risk	✔
Temporary Investments	✔	✔	✔	✔
Tender Option Bonds Risk			✔	✔
Tobacco Related Bonds Risk			✔
Underlying Funds Risk				✔
Valuation Risk	✔	✔	✔	✔
Variable and Floating Rate Securities Risk	✔	✔		✔
Yield Risk	✔			✔

Active Management Risk – Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All
Additional Information about Investments, Investment Techniques and Risks   79

Fund Details
accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller.
Bank Loan Risk – Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns. In addition, bank loans may take longer than seven days to settle, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Additionally, in certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common law fraud protections under applicable state law.
Delayed Funding Loans and Revolving Credit Facilities Risk – Delayed funding loans and revolving credit facilities are borrowings in which a Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and illiquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.
Concentration Risk – A Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment to the extent that its investments are concentrated. A Fund’s concentration in these companies may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. A Fund and its service providers’ use of internet, technology and information systems may expose a Fund to potential risks linked to processing and human errors, inadequate or failed internal or external processes, failures in systems and technology, cyberattacks, and similar events. While a Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from such events, there are inherent limitations to these plans and systems, and certain risks may not yet be identified.
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Derivatives Risk (including Options, Futures and Swaps) – A Fund may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks, or for other purposes, as set out below. Derivatives are financial instruments, whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500® Index or the prime lending rate or other reference asset).
Derivatives include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes.
Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates, stock indexes, or other reference assets. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. Futures contracts are traded through regulated exchanges and are “marked to market” daily.
Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period or the right to a cash-settlement payment. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned or constrained by the government.
A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. An inflation swap is a transaction whereby one party can transfer inflation risk to a counterparty in exchange for a fixed payment. Inflation swaps may be used to hedge inflation risk or speculatively to take a view on expected inflation. A Fund may take long or short positions with respect to inflation. A Fund may experience losses if inflation moves in the opposite direction anticipated by the Adviser. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement.
Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities.
Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i) to manage a Fund’s interest rate, credit and currency exposure;
(ii) as a substitute for taking a position in the underlying asset (where a Fund’s Adviser or Sub-adviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);
(iii) to gain an exposure to the composition and performance of a particular index; and
(iv) to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

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In addition to the use of financial derivatives instruments, a Fund may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions.
Without limiting the generality of the foregoing, a Fund’s Adviser or Sub-adviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies). The base currency of each Fund is U.S. Dollars. Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund. Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s adviser or sub-adviser, this is believed to be appropriate.
Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Fixed income derivatives are subject to interest rate risk. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

●	the other party to the derivatives contract may fail to fulfill its obligations;

●	their use may reduce liquidity or present mispricing or valuation complexity and make a Fund harder to value, especially in declining markets;

●	a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions;

●	a Fund may suffer disproportionately heavy losses relative to the amount invested; and

●	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Regulatory Risk – The derivatives markets are heavily regulated in the United States and in other jurisdictions. The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2022.
In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.
The U.S. Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts.
Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.
Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk – Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
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The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.
Regulations requiring clearing of certain swaps and posting and collection of margin for uncleared swaps will reduce, but not eliminate counterparty risk.
Dividend Strategy Risk – There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.
Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.
China Risk. In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
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Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.
The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.
Variable Interest Entities. A Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law, or that the Chinese government may cease to tolerate VIEs at any time or impose new restrictions on the structure. If these risks materialize, the value of a Fund’s investments in VIEs could be adversely affected and a Fund could incur significant losses with no recourse available.
VIE structures, and investments in China in general, could also face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (“PCAOB”) or other regulators. Under the Holding Foreign Companies Accountable Act (“HFCAA”), if the PCAOB determines that authorities in China have obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. If these risks materialize, the value of investments in VIEs, and investments in China in general, could be adversely affected and a fund could incur significant losses with no recourse available.
Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ – Direct China Securities”). For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities – Investing in China” in the SAI.
Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors. aAL has been granted a qualified foreign institutional investor license and a renminbi qualified foreign institutional investor license, which allow aAL to invest in China Securities for its clients. aAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”) under each license (the “Quotas”). The provisions regarding such Quotas may be subject to change with little or notice given by SAFE.
The QFII Quota is measured by aAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential
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supervision over the repatriation of capital by QFIIs, based on China’s financial situation, FX market supply and demand and international balance of payment position. Chinese authorities could change the regulations applicable to QFIIs at any time.
Where a Fund is invested through aAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from aAL’s RQFII Quota but net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. There is no certainty that additional regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether aAL’s RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate aAL’s RQFII license, which may adversely affect the Fund and its shareholders. It is not possible to predict how such changes would affect the Fund.
Although China’s laws permit the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The Fund has been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of aAL may assert that aAL is the legal owner of the securities and other assets in the accounts. Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to aAL as license holder, then creditors of aAL could seek payment from the China Securities held under the QFII Quota. For more information, please see “Investing in China” in the SAI.
Stock Connect. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China (“PRC”).
In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.
China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company (“HKSCC”)) and the PRC (“ChinaClear”) where they are mixed with other investors’ assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered.
Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Funds will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Funds’ performance.
India. Political, economic, social and other factors in India may adversely affect a Fund’s performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio.
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Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to a Fund.
The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.
A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a Fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a Fund to repatriate their income and capital.
Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of a Fund’s shares of common stock and the price at which those shares trade.
There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. A Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. A Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.
Taiwan. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage).
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Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
Exchange-Traded Fund Risk – To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.
Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/ or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable. Moreover, in rising interest rate or volatile environments, the risk that an issuer or guarantor may default on its obligations is heightened.
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The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.
Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.
In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.
Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.
Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from the Fund.
Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
A Fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations. A Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.
A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.
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To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.
Foreign Securities Risk – The Funds use various criteria to determine to which country or countries the securities in which the Funds invest are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●
political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

●	the impact of currency exchange rate fluctuations;

●	reduced information about issuers;

●	higher transaction costs;

●	less stringent regulatory and accounting standards; and

●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.

Japan. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.

United Kingdom. The United Kingdom (the “U.K.”) economy is heavily dependent on the services industries. Activity in the services industry is relatively stable, but decreases in new work available and inflation impact the services industry and economy as a whole. This is accompanied by difficulties in the European financial markets, governments, and central banks that may negatively impact the U.K. economy. Additionally, the U.K. economy may still be impacted by a process referred to as “Brexit,” which describes when the U.K. left the EU on January 31, 2020. On December 24, 2020, negotiators representing the U.K. and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperating Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and U.K,’s relationship. Despite the existence of the TCA, Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit.

High-Yield Bonds and Other Lower-Rated Securities Risk – A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. A Fund’s investments in lower-rated securities may involve the following specific risks:

●	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

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●	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

●	greater risk of loss due to declining credit quality.

A Fund may incur expenses to the extent necessary to seek recovery upon issuer default or to negotiate new terms with a defaulting issuer.
Illiquid Securities Risk – Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.
A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and conditions.
Securities that lack liquidity may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Infrastructure-Related Investment – Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the level of government spending on infrastructure projects, and other factors. The stock prices of transportation companies may be affected by supply and demand for their specific product, government regulation, world events and economic conditions. The profitability of energy companies is related to worldwide energy prices, exploration, and production spending. Utilities companies face intense competition, which may have an adverse effect on their profit margins, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.
Interest Rate Risk – Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With
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respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;

●	production;

●	management;

●	sales; and

●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. Additionally, recent heightened concerns of trade disputes could result in increased tariffs, trade restrictions or other retaliatory countermeasures. Although it is not possible to predict the impact that any sanctions, tariffs, and retaliatory actions may have on a Fund, such events could significantly harm the value of a Fund’s investments and a Fund’s performance. An investor in the Funds could lose money over short or long periods of time.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Municipal Securities Risk – Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:
Municipal Bond Tax Risk – Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and a Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from a Fund by increasing taxes on that income. In such event, the net asset value of a Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of a Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, a Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – While the Funds do not invest more than 25% of their total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, a Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.
General Obligation Bonds Risks – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.
Moral Obligation Bonds Risks – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
State-Specific Risk -  A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
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Florida State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Florida municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Florida issuers to pay interest or repay principal.
New York State-Specific Risk –  To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.
Texas State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal.
Wisconsin State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Wisconsin municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Wisconsin issuers to pay interest or repay principal.
Non-Diversified Fund Risk – Certain Funds are subject to non-diversified fund risk because they may invest a greater percentage of their total assets in the securities of a single issuer compared to diversified funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s performance.
Non-Hedging Foreign Currency Trading Risk – Certain Funds may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.
Other Investment Companies Risk – Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Portfolio Turnover Risk – A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of a Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs for the Fund. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.
Private Placements and Other Restricted Securities Risk – Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).
Private placements may offer attractive opportunities for investment not otherwise available on the open market. Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.
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Qualified Dividend Tax Risk – With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
REIT and Real Estate Risk – Investment in REITs and securities of companies in the real estate industry involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risk factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.
There are also special risks associated with particular sectors of real estate investments:
Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
Other factors may contribute to the risk of real estate investments:
Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.
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Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, a Fund’s investment performance may be adversely affected.
Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.
Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.
REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”). It is possible that a Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See “REITS” below.
Financing Issues. Financial institutions in which a Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.
REITS – Investments in REITs will subject a Fund to, first, the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values, as described above. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their share of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in a Fund’s shares, such shareholder will generally recognize capital gain.
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Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.
Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by changes in exchange rates, competition, conservation of energy, and government limitations on rates charged. While rate changes of regulated utilities usually vary in approximate correlation with financing costs, utility rate changes typically only happen following a delay after the changes in financing costs due to political and regulatory factors. Deregulation may eliminate restrictions on the profits of certain utility companies, but may also expose these companies to an increased risk of loss, especially through increased competition and diversification into new geographic regions and lines of business. Current and future regulations and legislation could make it more difficult for utility companies to operate profitably.
Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.
Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. The following describes principal risk factors to which investments in sovereign debt are subject:
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Economic Risk. The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
Political Risk. The risks associated with the general political and social environment of instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
Repayment Risk. A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt services as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
Sustainable Investing Risk – The U.S. Sustainable Leaders Fund’s strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. In evaluating an issuer, the Adviser utilizes information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance.
Temporary Defensive Positions – Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

●	short-term U.S. Government securities;

●	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

●	prime quality commercial paper;

●	repurchase agreements covering any of the securities in which the Fund may invest directly; and

●	shares of money market funds.

The use of temporary defensive positions prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
With respect to the Dynamic Dividend Fund, during times of adverse market, economic, political or other conditions, the Fund may hold certain securities for less than 61 days and, as a result, shareholders may be unable to take advantage of the reduced U.S. federal income tax rates applicable to any qualifying dividends otherwise attributable to such securities.

Before, during and after a closure of the Shanghai and Shenzhen markets for five consecutive business days or longer, which typically occurs twice per year during national holidays in China, a Fund that invests in China A Shares may temporarily reduce its allocation to China A Shares in favor of temporary investments noted above or make a corresponding increase in the Fund’s allocation to “H Shares” if the Adviser believes the extended closures of the Shanghai and Shenzhen exchanges will adversely impact the Fund. H Shares are a different share class than China A Shares of companies that are dually listed in mainland China and Hong Kong, and which are traded on the Hong Kong exchange. While H Shares are generally expected to perform similarly to China A Shares issued by the same company, performance can sometimes vary dramatically due to varying investor sentiments and demands in the different mainland China versus Hong Kong markets.
In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the Investment Company Act of the 1940, as amended (the “1940 Act”).
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price
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upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.
Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
The MSA settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
U.S. Government Securities Risk – Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.
In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.
Underlying Fund Risk – Because a Fund may invest its assets in underlying funds, the risks associated with investing in the Fund may be closely related to the risks associated with the securities and other investments held by such underlying funds. The ability of a Fund to achieve its investment objective may depend on the ability of the underlying funds in which it invests to achieve their respective investment objectives. Investments in exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread risk as well as the risks of the underlying securities they hold. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved.
Valuation Risk – The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
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Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.
Variable and Floating Rate Securities Risk – A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.
Yield Risk – The amount of income received by a Fund on fixed income securities will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
The SAI contains more information on the Funds’ investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.
Other Information
Commodity Pool Operator Status and/or Exclusion – CFTC regulations subject registered investment companies and/ or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.
For all of the Funds, the Adviser has claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 with respect to each Fund, and therefore such Funds and the Adviser (with respect to such Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Adviser has to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate each such Fund in a manner to maintain its exclusion under CFTC Rule 4.5.
Portfolio Holdings Disclosure – Each Fund posts on the Trust’s internet site, https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.
Additional Information about Investments, Investment Techniques and Risks   99

Fund Management
Investment Adviser
abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.
The Adviser is a wholly-owned subsidiary of abrdn (Holdings) PLC, which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. abrdn (Holdings) PLC is a wholly-owned subsidiary of Aberdeen Group plc, which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. Aberdeen Group plc, combined with its subsidiaries and affiliates (collectively, “Aberdeen”), manages approximately $525.16 billion in assets as of December 31, 2025. Aberdeen provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.
In rendering investment advisory services, the Adviser, and Sub-advisers described below, may use the resources of investment advisor subsidiaries of Aberdeen. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with regards to the MOU.
Sub-advisers
abrdn Dynamic Dividend Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Global Infrastructure Fund, abrdn Infrastructure Debt Fund and abrdn Real Estate Fund abrdn Investments Limited (“aIL”), a Scottish Company, and abrdn Asia Limited (“aAL” and together with aIL, the “Sub-advisers”), a Singapore corporation, serve as Sub-advisers to the above-listed Funds, as applicable. aIL’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. aAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. aIL is responsible for the day-to-day management of each of the Dynamic Dividend Fund, Emerging Markets ex-China Fund, Global Infrastructure Fund and Infrastructure Debt Fund and manages a portion of the assets of the Real Estate Fund. aIL and aAL are responsible for the day-to-day management of the Emerging Markets Fund. To the extent that aIL or aAL do not have management over a specific portion of a Fund’s assets, aIL and aAL will assist the Adviser with oversight for the Fund. When a portfolio management team from aIL or aAL is allocated a specific portion of a Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. aIL and aAL are both affiliates of the Adviser and wholly owned by Aberdeen Group plc.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for the Funds is available in the Funds’ Form N-CSR for the period ended October 31, 2025.
100   Investment Adviser

Fund Management
Management Fees
Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund that has a Sub-adviser(s), the Adviser pays the Sub-adviser(s) from the management fee it receives.
The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by each Fund for the fiscal year ended October 31, 2025 disclosed below takes into account the expense limitation that was in effect for the Fund during the year.

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2025
abrdn Dynamic Dividend Fund
On assets up to $250 million	1.00%	0.85%
On assets of $250 million and more	0.95%

abrdn Emerging Markets ex-China Fund
On assets up to $500 million	0.75%	0.41% (1)
On assets of $500 million up to $2 billion	0.73%
On assets of $2 billion and more	0.70%

abrdn Emerging Markets Fund
On all assets	0.90%	0.83%

abrdn Global Infrastructure Fund
On assets up to $250 million	0.75%	0.39%
On assets of $250 million up to $750 million	0.70%
On assets of $750 million up to $1 billion	0.65%
On assets of $1 billion and more	0.55%

abrdn High Income Opportunities Fund
On assets up to $500 million	0.55%	0.14%
On assets of $500 million up to $1 billion	0.525%
On assets of $1 billion and more	0.50%

abrdn Infrastructure Debt Fund
On assets up to $500 million	0.50%	0.00%
On assets of $500 million up to $1 billion	0.475%
On assets of $1 billion and more	0.45%

abrdn Real Estate Fund
On all assets	0.80%	0.41%

abrdn Short Duration High Yield Municipal Fund
On assets up to $250 million	0.55%	0.21%
On assets of $250 million and more	0.50%

abrdn U.S. Small Cap Equity Fund
On assets up to $100 million	0.95%	0.66% (2)
On assets of $100 million and more	0.80%

Investment Adviser   101

Fund Management

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2025
abrdn U.S. Sustainable Leaders Fund
On assets up to $500 million	0.70%	0.65%
On assets of $500 million up to $2 billion	0.65%
On assets of $2 billion and more	0.60%

abrdn Ultra Short Municipal Income Fund
On all assets	0.30%	0.17% (3)

(1)	Prior to February 28, 2025, the management fee rate for the Fund was 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more, and the expense limitation was 0.99%.
(2)	Prior to February 28, 2025, the expense limitation was 0.99%.
(3)	Effective October 17, 2025, the investment advisory fee of abrdn Ultra Short Municipal Income Fund was changed to 0.30% from 0.40%.
The Adviser has entered into a written expense limitation agreement dated February 28, 2017 with the Trust on behalf of the Funds listed in the table below through February 28, 2027. The expense limitations exclude taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses for unaffiliated investment companies and pooled investment vehicles, 12b-1 fees, administrative services fees, transfer agent out of pocket expenses for Class A, Class R and Institutional Service Class shares and extraordinary expenses. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:

Name of Fund	Expense Limitation
abrdn Emerging Markets Fund	1.10%
abrdn Emerging Markets ex-China Fund	0.90%
abrdn Infrastructure Debt Fund	0.65%
abrdn U.S. Small Cap Equity Fund	0.95%
abrdn U.S. Sustainable Leaders Fund	0.90%

The Adviser has entered into a separate written expense limitation agreement dated March 6, 2018 with the Trust on behalf of the Funds listed in the table below through February 28, 2027. The expense limitations exclude interest, brokerage commissions, Acquired Fund Fees and Expenses for unaffiliated investment companies and pooled investment vehicles, and extraordinary expenses. Pursuant to the expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund/Class	Class	Expense Limitation
abrdn Dynamic Dividend Fund	Institutional	1.25%
	Class A	1.50%
abrdn Global Infrastructure Fund	Institutional	0.99%
	Class A	1.24%
abrdn Real Estate Fund	Institutional	0.99%
	Class A	1.24%
abrdn Short Duration High Yield Municipal Fund	Institutional	0.65%
	Class A	0.90%
	Class C	1.65%
abrdn Ultra Short Municipal Income Fund	Institutional	0.45%
	Class A	0.70%
	Class A1	0.70%

The Adviser has entered into a written expense limitation agreement dated June 16, 2021 with the Trust on behalf of the Fund listed in the table below through February 28, 2027. The expense limitation excludes taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses for unaffiliated investment companies and pooled
102   Investment Adviser

Fund Management
investment vehicles, 12b-1 fees for Class A shares and extraordinary expenses. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund	Expense Limitation
abrdn High Income Opportunities Fund	0.70%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the expense limitation agreements. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the expense limitation agreements.
In addition to any contractual expense limitation for the abrdn Ultra Short Municipal Income Fund, in order to maintain a positive yield with respect each of the Fund’s classes, the Adviser may temporarily pay, waive or absorb the class-specific ordinary operating expenses of one or more of the Fund’s classes. Any such waiver or expense reimbursement is voluntary, not subject to recoupment, and can be discontinued at any time. There is no guarantee that the abrdn Ultra Short Municipal Income Fund, or any of the classes of the Fund, will be able to avoid a negative yield.
Portfolio Management
The Adviser and Sub-adviser (if applicable) generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members jointly and primarily responsible for managing each Fund is included below.
abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn U.S. Small Cap Equity Fund and abrdn U.S. Sustainable Leaders Fund
Each of the Dynamic Dividend Fund, Global Infrastructure Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund is managed by the Developed Markets Equity Team. The Developed Markets Equity Team works in a truly collaborative fashion with portfolio managers, sector analysts and ESG specialists across the team working closely together. The depth and experience across the team globally allows the Adviser and Sub-adviser(s), as applicable, to perform the diligent research required by their process. The experience of senior managers provides the confidence needed to take a long-term view. The named portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. They are:

Portfolio Manager	Funds
Christopher Colarik, Head of U.S. Smaller Companies
Chris Colarik is the Head of U.S. Smaller Companies responsible for US Small and Smid Cap strategies. Chris joined Aberdeen after having spent over two decades at Glenmede Investment Management as a portfolio manager on the Small Cap Equity strategy. Prior to joining Glenmede in 1997, he was at Brandywine Global. Chris earned a BS in Economics from the University of Delaware. He is a member of the CFA Institute and the CFA Society of Philadelphia.
abrdn U.S. Small Cap Equity Fund

Scott Eun, Senior Investment Director
Scott Eun is a Senior Investment Director at Aberdeen responsible for the US Small and Mid-Cap strategies. He joined the firm in 2007, serving as a senior portfolio manager and US equity analyst with coverage across healthcare and communication services. Scott began his career in management consulting with APM Incorporated in New York before getting his MBA. After business school, Scott began his investment career in venture capital at Atlantic Medical Capital. He then began his public investing career at AIG/SunAmerica Asset Management as a healthcare equity analyst and then moved to mutual fund family, The Dreyfus Corporation. Prior to joining the company in 2007, Scott was at Lehman Brothers Equity Strategies, where he was a co-manager of a long/ short equity fund. Scott has an MBA from The Wharton School of Business, University of Pennsylvania and a BA in Economics from Harvard College.
abrdn U.S. Small Cap Equity Fund

Martin Connaghan, Senior Investment Director
Martin Connaghan is an Investment Director on the Developed Markets Team at Aberdeen. Martin joined Murray Johnstone in 1998, which was subsequently acquired by Aberdeen Asset Management in 2001. Martin has held a number of roles including Trader, Credit Analyst and ESG Analyst and has been focused on the management of Global Equity mandates for 18 years.
abrdn Dynamic Dividend Fund

Investment Adviser   103

Fund Management

Portfolio Manager	Funds
Josh Duitz, Head of Global Income
Josh Duitz is Head of Global Income at Aberdeen. Josh joined the company in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor. Josh graduated from The Wharton School of the University of Pennsylvania and received his MBA with Honours. He received his BBA from Emory University.
abrdn Dynamic Dividend Fund abrdn Global Infrastructure Fund

Christopher Haimendorf, CFA®, Senior Investment Director
Christopher Haimendorf is a Senior Investment Director in Global Equities at Aberdeen where he analyzes current and prospective holdings and assists with the management of both North American and Global equity portfolios. Chris brings a wealth of experience to the firm. Up until 2014, he managed European equities where he worked as an Investment Director since 2001, having previously covered UK equities. Chris joined the company in 1998 after graduating from the University of Cambridge with a BA (Hons) in Natural Sciences (Physiology) and is a CFA Charterholder.
abrdn U.S. Sustainable Leaders Fund

Andrew Kohl, Senior Investment Director
Andrew Kohl is a Senior Investment Director on the Global Income team at Aberdeen. Andrew joined the company in November 2023 from Triton International where he was Vice President of Corporate Strategy & Investor Relations. Previously, Andrew worked for Alpine Woods Capital Investors as a portfolio manager and equity research analyst. Andrew graduated with a BA in economics from Williams College and an MBA from the MIT Sloan School of Management. Andrew is a CFA Charterholder.
abrdn Dynamic Dividend Fund

Joanna McIntyre, CFA®, Investment Director
Joanna is an Investment Director responsible for the co-management of US, US sustainable and global equity funds. Joanna joined the company in June 2010 from Ernst & Young where she qualified as a Chartered Certified Accountant in 2009. Joanna has worked across several areas of the business including Marketing, Product Development and the Real Estate Investment Specialists before joining the Multi-Asset Investment Specialists in early 2013. In January 2015, Joanna joined the Asia & GEM Equity Team before transferring to global equities in 2018. Joanna graduated with a MA in Econometrics and Information Technology from University of Szczecin. Additionally, she is a CFA Charterholder and a Chartered Certified Accountant, ACCA.
abrdn U.S. Sustainable Leaders Fund

Donal Reynolds, CFA®, Senior Investment Director
Donal is a Senior Investment Director responsible for managing the Global Infrastructure funds. Donal joined the company in 2006 as an Investment Process Analyst. In 2010, he transferred to US equities in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this Donal worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. Donal graduated with an MA in Chinese Studies and a BSC in Management. Additionally, he holds the Investment Management Certificate and is a CFA Charterholder.
abrdn Global Infrastructure Fund

abrdn Emerging Markets ex-China Fund and abrdn Emerging Markets Fund
The Emerging Markets ex-China Fund and Emerging Markets Fund are managed by the Global Emerging Markets Equity Team. Each team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser and Sub-advisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Sub-advisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
104   Investment Adviser

Fund Management
The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Devan Kaloo, Global Head of Equities and Head of Global Emerging Markets Equities
Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. Devan joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.
abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Fund

Nick Robinson, CFA®, Deputy Head of Global Emerging Markets
Nick Robinson is Deputy Head of Global Emerging Market Equities on the Global Emerging Markets Equity team at Aberdeen. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in the US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start Aberdeen’s operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA Charterholder.
abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Fund abrdn Infrastructure Debt Fund
The Infrastructure Debt Fund is managed by the U.S. Municipal Team and Global High Yield Team. The teams work in a truly collaborative fashion. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
The Teams are jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund, as indicated:

Portfolio Manager	Funds
Jonathan Mondillo, Global Head of Fixed Income
Jonathan Mondillo is Global Head of Fixed Income at Aberdeen. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by Aberdeen. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University abrdn Infrastructure Debt Fund

Miguel Laranjeiro, Investment Director
Miguel Laranjeiro is an Investment Director within the Municipals team at Aberdeen where he is responsible for asset allocation and investment management decisions for the municipal suite of products, which includes infrastructure debt as well as both investment grade and below investment grade debt investments. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by Aberdeen. Previously, Miguel worked for Thomson Reuters as a an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.
abrdn Infrastructure Debt Fund

Investment Adviser   105

Fund Management

Portfolio Manager	Funds
Matthew Kence, Investment Director
Matthew Kence is an Investment Director and is responsible for portfolio management on the Aberdeen Income Credit Strategies Fund and the Global High Yield strategies at Aberdeen. Matt joined the company in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, Matt also worked for MFS Investment Management as a high yield analyst. Matt graduated with a BS Mechanical Engineering from Ohio University and received his MBA from the Haas School of Business at the University of California, Berkeley.
abrdn Infrastructure Debt Fund

abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund
Each of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Miguel Laranjeiro, Investment Director
Miguel Laranjeiro is an Investment Director within the Municipals team at Aberdeen where he is responsible for asset allocation and investment management decisions for the municipal suite of products, which includes infrastructure debt as well as both investment grade and below investment grade debt investments. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by Aberdeen. Previously, Miguel worked for Thomson Reuters as a an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.
abrdn Short Duration High Yield Municipal Fund abrdn Ultra Short Municipal Income Fund

Jonathan Mondillo, Global Head of Fixed Income
Jonathan Mondillo is Global Head of Fixed Income at Aberdeen. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by Aberdeen. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University abrdn Short Duration High Yield Municipal Fund abrdn Ultra Short Municipal Income Fund abrdn High Income Opportunities Fund
The abrdn High Income Opportunities Fund is managed by the Global High Yield Team. The Adviser utilizes a team rather than an individual approach, because it believes the team brings both greater depth and experience to the portfolio management process. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:
106   Investment Adviser

Fund Management

Portfolio Manager	Funds
George Westervelt, CFA®, Head of Global High Yield
George Westervelt is Head of Global High Yield and Head of US High Yield Research. He is one of the Portfolio Managers on the team that manages the Global High Yield strategies and is also a member of the North American Fixed Income Leadership team. George joined the company in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Prior to joining Aberdeen, George worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA charterholder.
abrdn High Income Opportunities Fund

Matthew Kence, Investment Director
Matthew Kence is an Investment Director and is responsible for portfolio management on the Aberdeen Income Credit Strategies Fund and the Global High Yield strategies at Aberdeen. Matt joined the company in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, Matt also worked for MFS Investment Management as a high yield analyst. Matt graduated with a BS Mechanical Engineering from Ohio University and received his MBA from the Haas School of Business at the University of California, Berkeley.
abrdn High Income Opportunities Fund

Steven Logan, Head of European High Yield & Global Leverage
Steven Logan is Head of European High Yield & Global Leverage Loans at Aberdeen. Steven has been a credit investor for over 30 years, initially working in leveraged finance for The Sumitomo Trust & Banking Co. Ltd, before joining Standard Life Investments in 1999 as a credit analyst. He became Head of European High Yield in 2006 at Scottish Widows Investment Partnership and subsequently also at Aberdeen Asset Management. Steven managed Aberdeen’s Global High Yield business prior to the firm’s merger with Standard Life Investments. In 2020 Steven joined PGIM Fixed Income’s Leveraged Finance team in London. In 2024, Steven returned to Aberdeen to head up the team. Steven is an ACIB (Associate of the Chartered Institute of Bankers) and holds a BA (Hons) in Banking and Finance from Birmingham City University.
abrdn High Income Opportunities Fund

abrdn Real Estate Fund
The abrdn Real Estate Fund is managed by the Global Real Estate Team. The Global Real Estate Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Manager	Funds
Jay Carlington, CFA®, Portfolio Manager
Jay Carlington is a REIT Analyst and is responsible for providing investment recommendations for Aberdeen’s Listed Real Estate Funds, with primary coverage in North America. Jay joined the company in 2017 from Green Street Advisors in Newport Beach, CA where he was lead analyst covering the U.S. Strip Center REIT Sector. Previously, Jay worked for Credit Suisse in New York as a sell side analyst covering consumer staples and healthcare. Prior to that, Jay worked for Moody’s Investors Service where he rated high-yield credits in the consumer sector. Jay graduated with a BBA in Finance from Pace University in New York City and is a CFA Charterholder. Jay also holds his Series 7 license.
abrdn Real Estate Fund

Investment Adviser   107

Fund Management

Portfolio Manager	Funds
Svitlana Gubriy, Head of Indirect Real Assets
Svitlana Gubriy is Head of Indirect Real Assets and is responsible for shaping and driving the strategic direction for the indirect real assets across listed real estate funds, real estate multi-manager and infrastructure solutions at Aberdeen. In addition, Svitlana leads the team of Real Estate Investment Specialists responsible for capital raising and investor engagement across Aberdeen real estate funds. On the investment side, Svitlana is the Fund Manager for Aberdeen’s flagship Global Real Estate Securities Sustainable Fund (SICAV), co-fund manager for the Aberdeen Global Premier Properties Fund (NYSE: AWP) and a newly-launched, innovative Future Real Estate UCITS ETF. Svitlana is an active participant of the industry organizations and an appointed member of the FTSE EPRA Nareit European Advisory Committee. Prior to joining the company in 2005, Svitlana worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv, Ukraine. Svitlana graduated with a Diploma with Honours in Applied Mathematics (Kyiv Taras Shevchenko University) and holds an MA in Applied Economics from Southern Methodist University and an MBA from Simon Business School University of Rochester. She is based in Edinburgh, UK.
abrdn Real Estate Fund

Bill Pekowitz, REIT Analyst / Portfolio Manager
Bill Pekowitz is a Portfolio Manager at Aberdeen and is responsible for providing research and analysis of the North American real estate market. In this capacity, Bill is responsible for fundamental equity research of listed real estate companies, as well as analysis of underlying property markets across the region. In addition, Bill co-manages the Manulife Global Real Estate Unconstrained Fund and the Aberdeen Realty Income and Growth Fund his responsibilities include making investment recommendations and identifying new investment opportunities for the Funds. Bill has significant investment experience, initially working as an equity analyst for Value Line Inc.’s research department, before joining Prudential Equity Group as an associate analyst for REITs in 2004, and finally working for Cornerstone Real Estate Advisers from 2006 to 2012 as a senior analyst prior to joining Aberdeen. Bill graduated with a Bachelor of Science in Business and Economics.
abrdn Real Estate Fund

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Multi-Manager Structure
The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board of Trustees, but without shareholder approval.
If a new unaffiliated sub-adviser is hired for a Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.
Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s sub-adviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services to a sub-advised Fund:

●	initial due diligence on prospective Fund sub-advisers;

●	monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

●	communicating performance expectations and evaluations to the sub-advisers; and

●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser does not currently utilize un-affiliated sub-advisers in reliance on this exemptive order for any of the Funds described in this prospectus. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
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Shares of the Funds have not been registered for sale outside of the United States and its territories.
Share Classes
A Note About Share Classes
The following sections provide more information about the share classes offered by a Fund, as applicable.
An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summary.
Choosing a Share Class
When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest;

●	total costs and expenses associated with a particular share class; and

●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs and for which you qualify.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.
Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.
The table below provides a comparison of Class A, Class A1 and Class C shares. Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class A1 shares are available to investors purchasing shares through financial intermediaries who make Class A1 shares available on their brokerage platform. In addition to Class A, A1 and/or Class C, the Funds also offer Class R, Institutional Service Class and/or Institutional Class shares, as applicable. Class R, Institutional Service Class and Institutional Class shares are subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and may be entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class A1 or Class C shares. However, an investor transacting in Institutional Class shares or Institutional Service Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.
Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine if a Fund and which share class is most appropriate for your situation.
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Comparing Class A, Class A1 and Class C Shares

Class A Shares
Front-end sales charge up to 5.75% (equity funds), 3.00% (Infrastructure Debt Fund and High Income Opportunities Fund), 2.50% (Short Duration High Yield Municipal Fund) for Class A Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.
Contingent deferred sales charge (CDSC) up to 1.00%(1)	Reduction and waivers of sales charges may be available.
Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share.
Administrative services fee of up to 0.25%	No conversion feature. No maximum investment amount.
Class A1 Shares (for Ultra Short Municipal Fund only)
Front-end sales charge up to 0.50% for Class A1 Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.
CDSC up to 0.25%(2)	Reduction and waivers of sales charges may be available.
Annual service and/or 12b-1 fee of 0.25%	No conversion feature.
Administrative services fee of up to 0.25%	No maximum investment amount. Only available for purchase through financial intermediaries.
Class C Shares
No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.
CDSC of 1.00%(3)	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.
No administrative services fee	Converts to Class A shares after approximately 8 years Maximum investment amount of $1,000,000(4). Larger investments may be rejected.

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, for all Funds, except the Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (up to 0.75% for the Short Duration High Yield Municipal Fund) will be charged on Class A shares redeemed within 18 months of purchase (12 months for the Short Duration High Yield Municipal Fund) if you paid no sales charge on the original purchase and a finder’s fee was paid. Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.
(2)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(3)	A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(4)	This limit was calculated based on a one-year holding period.
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Class A and Class A1 Shares
Front-End Sales Charges For Class A Shares (other than the High Income Opportunities Fund, Infrastructure Debt Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commissions as Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None **

*	The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A Shares of High Income Opportunities Fund and Infrastructure Debt Fund

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commissions as Percentage of Offering Price
Less than $100,000	3.00%	3.10%	2.50%
$100,000 up to $250,000	2.50	2.56	2.00
$250,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None **

*	The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A Shares of Short Duration High Yield Municipal Fund

Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commission as Percentage of Offering Price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 or more	None	None	None **

*	The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A1 Shares of Ultra Short Municipal Income Fund

Sales Charge as a Percentage of
Amount of Purchase	Offering Price(1)	Net Amount Invested (Approximately)	Dealer Commission as Percentage of Offering Price
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more	None	None	None *

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
(1)	The offering price of Class A1 Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
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Reduction and Waiver of Class A and Class A1 Sales Charges
If you qualify for a reduction or waiver of Class A or Class A1 sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class A1 Sales Charges”, “Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112, 112 and 152, respectively, of the prospectus, and “Reduction of Class A and Class A1 Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds.
Reduction of Class A and Class A1 Sales Charges
Investors may be able to reduce or eliminate front-end sales charges on Class A and Class A1 shares through one or more of these methods:

●	A Larger Investment. The sales charge decreases as the amount of your investment increases.

●
Rights of Accumulation. To qualify for the reduced Class A or Class A1 sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A, Class A1 or Class C shares in the Trust (each, an “abrdn Fund” and collectively, the “abrdn Funds”) that you currently own or are currently purchasing to the value of your Class A or Class A1 purchase, as applicable.

●
Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●
Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $100,000 in Class A shares of the Infrastructure Debt Fund and Short Duration High Yield Municipal Fund and at least $250,000 in Class A1 shares of the Ultra Short Municipal Income Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class A1 and Class C shares in the abrdn Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class A1 Sales Charges
The following purchasers qualify for a waiver of front-end sales charges on Class A and Class A1 shares:

●	“Retirement Plans”;

○
“Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.
“Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

●	investment advisory clients of the Adviser’s affiliates;

●	any life insurance company separate account registered as a unit investment trust;

●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

●	directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

●	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

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●	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
The SAI lists additional information regarding investors eligible for sales charge waivers.
Purchasing Class A and Class A1 Shares Without a Sales Charge
Purchases of $1 million or more of Class A shares (or $250,000 or more of Class A shares of the Short Duration High Yield Municipal Fund and Class A1 shares of the Ultra Short Municipal Income Fund) have no front-end sales charge. Any purchase of Class A shares of the Ultra Short Municipal Income Fund has no front-end sales charge. You can purchase $1 million or more (or $250,000 or more) in Class A and Class A1 shares in one or more abrdn Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A and Class A1 Shares”).
Other than with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (of up to 0.50% or 1.00%, as described below, for U.S. Small Cap Equity Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.
For the Short Duration High Yield Municipal Fund, a CDSC of up to 0.75% (0.25% for Class A1 shares of the Ultra Short Municipal Income Fund) applies to purchases of $250,000 or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.
The CDSC does not apply:

●	if you are eligible to purchase Class A or Class A1 shares without a sales charge for another reason; or

●	if no finder’s fee was paid; or

●	to shares acquired through reinvestment of dividends or capital gains distributions.

* The Distributor or the Fund’s Adviser may pay a finder’s fee to financial intermediaries who sell Class A shares in purchase amounts of $250,000 or more. For the selling dealer to be eligible for the finder’s fee, the following requirements apply:

●
The purchase can be made in any combination of the funds of the Trust. The amount of the finder’s fee will be determined based on the particular combination of the funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular fund.

●	The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The finder’s fee rates will equal the CDSC percentages noted below under “Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares”. Finders’ fees are not paid in connection with purchases of Class A shares on certain account types, as described in the section titled “Waiver of Class A Sales Charges”. Investors can consult with their financial advisor who purchased shares on their behalf to confirm whether a finder’s fee was paid in connection with the purchase of such shares.
Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.
Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (other than the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

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Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Short Duration High Yield Municipal Fund

Amount of Purchase	Amount of CDSC
$250,000 up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Contingent Deferred Sales Charge on Certain Redemptions of Class A1 Shares of the Ultra Short Municipal Income Fund

Amount of Purchase	Amount of CDSC
$250,000 or more	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase (within 12 months of the date of purchase for the Short Duration High Yield Municipal Fund, or with respect to Class A1 of the Ultra Short Municipal Income Fund). Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class A1 and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A or Class A1 shares for the Funds in this prospectus are described above; however, the CDSC for Class A or Class A1 shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.
Waiver of Contingent Deferred Sales Charges – Class A, Class A1 and Class C Shares
The CDSC may be waived on:

●	the redemption of Class A, Class A1 or Class C shares purchased through reinvested dividends or distributions;

●	Class A, Class A1 or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

○
mandatory withdrawals of Class A, Class A1 or Class C shares from traditional IRA accounts after age 72 (73 if you reach 72 after December 31, 2022) and for other required distributions from retirement accounts;

○	redemptions of Class C shares from “Retirement Plans,” as defined on page 171, if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

●	redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.
If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may have its own sales charge waiver policies, which could mean that it may not have the capability to waive such sales charges; for more complete information, see “Broker-Defined Sales Charge Waiver Policies” on page 230 of this prospectus.
Class C Shares
Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges - Class A, Class A1 and Class C Shares” for a list of situations where a CDSC may be waived.
The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales. Pursuant to financing arrangements with the Fund’s distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees – Distribution and
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Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.
Conversion of Class C Shares to Class A Shares
Class C shares of the Funds will automatically convert to Class A shares after 8 years. Conversions of Class C shares to Class A shares will occur during the month following the 8th anniversary of the share purchase date.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes. For Class C shares that have been acquired through an exchange from another abrdn Fund, the purchase date is calculated from the date the shares were originally purchased in the other abrdn Fund. When Class C shares that a shareholder acquired through a purchase or exchange convert to Class A shares, any Class C shares that the shareholder acquired through reinvestment of dividends and distributions related to the shares being converted also will convert to Class A shares on a pro rata basis.
Certain financial intermediaries currently do not have the ability to track an individual shareholder’s holding periods and, therefore, may not know how long a shareholder has held Class C shares. If a shareholder holds Class C shares through a financial intermediary in an omnibus account, it is the responsibility of the shareholder or financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or financial intermediary may be required to provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary.
Share Classes Available Only to Institutional Accounts
Certain Funds offer Institutional Service Class and Class R shares. All of the Funds offer Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.
If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.
Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

●	the level of distribution and administrative services the plan requires;

●	the total expenses of the share class; and

●	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares
Class R shares are available to retirement plans including:

●	401(a) plans;

●	401(k) plans;

●	457 plans;

●	403(b) plans;

●	profit sharing and money purchase pension plans;

●	defined benefit plans;

●	non-qualified deferred compensation plans; and

●
other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.
Class R shares are not available to:

●	institutional non-retirement accounts;

●	traditional and Roth IRAs;

●	Coverdell Education Savings Accounts;

●	SEPs and SAR-SEPs;

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●	SIMPLE IRAs;

●	one-person Keogh plans;

●	individual 403(b) plans; or

●	529 Plan accounts.

Institutional Service Class Shares
Institutional Service Class shares are available for purchase only by the following:

●
retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

●
a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

●
registered investment advisers investing on behalf of institutions and high net worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Service Class shares through a no-transaction fee platform; or

●	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares
Institutional Class shares are available for purchase only by the following:

●	funds of funds offered by affiliates of the Funds;

●	independent directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Advisor and its affiliates;

●	retirement plans for which no third-party administrator receives compensation from the Funds;

●
institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

●	rollover individual retirement accounts from such institutional advisory accounts;

●
a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●
registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Class shares through a no-transaction fee platform;

●	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary; or

●
brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Sales Charges and Fees
Sales Charges
Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.
Distribution and Service Fees
Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A, Class A1, Class C and Class R shares, which permits Class A, Class A1, Class C and Class R shares of the Funds (if applicable) to compensate the Funds’ distributor or any other entity approved by the Board of Trustees (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.
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These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class A1, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class A1	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50%
(0.25% of which will be a distribution fee and 0.25% of which will be a service fee)

Administrative Services Fees/Sub-Transfer Agency Fees
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board of Trustees. (These fees may be in addition to the Rule 12b-1 fees described above.) Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2027, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.
Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.
Revenue Sharing
Aberdeen may make payments for marketing, promotional or related services provided by broker-dealers, platforms, and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board.
These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.23%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of Aberdeen.
Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.
In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such payments may include:
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●	the Funds’ distributor and other affiliates of the Adviser;

●	broker-dealers;

●	financial institutions; and

●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.
Contact your financial intermediary for details about revenue sharing payments it may receive.
Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a sub-adviser’s selection of such broker-dealer for portfolio transaction execution.
Investing Through Financial Intermediaries
Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.
If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.
Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

●
A Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

●	Financial intermediaries are responsible for transmitting received orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.
Contacting abrdn Funds
Customer Service Representatives are available 8 a.m. to 6 p.m. Eastern Time, Monday through Friday at 866-667-9231.
Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;

●	hear fund price information; and

●	obtain mailing and wiring instructions.

Internet Go to https://www.aberdeeninvestments.com/us-online-access 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund prospectuses;

●	obtain information on the abrdn Funds;

●	access your account information; and

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●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail
abrdn Funds
P.O. Box 219534
Kansas City MO 64121-9534
By Overnight Mail
abrdn Funds
c/o SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
By Fax 866-923-4269.
Share Price
The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

●
generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.
Please note the following with respect to the price at which your transactions are processed:
Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 866-667-9231.
The Funds do not calculate NAV on days when the New York Stock Exchange is regularly closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

●	New Year’s Day

●	Martin Luther King, Jr. Day

●	Presidents’ Day

●	Good Friday

●	Memorial Day

●	Juneteenth National Independence Day

●	Independence Day

●	Labor Day

●	Thanksgiving Day

●	Christmas Day

●	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.
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Buying, Exchanging and Selling Shares
Fund Transactions
All transaction orders must be received by the Funds’ transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.
How to Buy Shares
Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.
Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: abrdn Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.
On-line. Transactions may be made through the abrdn Funds’ website at https://www.aberdeeninvestments.com/us-online-access. However, the Funds may discontinue on-line transactions of Fund shares at any time.
By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

●	if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●	your bank may charge a fee to wire funds.

●	the wire must be received by 4:00 p.m. Eastern Time in order to receive the current day’s NAV.

By Automated Clearing House (ACH). You can fund your abrdn Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches abrdn Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.
By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this. Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP. Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call abrdn Funds at 866-667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.
Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.
How to Exchange*, or Sell** Shares
*	Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.
**	A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.
Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.
By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to abrdn Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.
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By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.
Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.
Online. Transactions may be made through the abrdn Funds’ website at https://www.aberdeeninvestments.com/us-online-access. However, the Funds may discontinue on-line transactions of Fund shares at any time.
By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

●	your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●	abrdn Funds deducts a $20 service fee from the redemption proceeds for this service.

●	your financial institution may also charge a fee for receiving the wire.

●	funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.
By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.
Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.
Pricing of Fund Shares
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional
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“round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.
Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

●	name;

●	date of birth (for individuals);

●	residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).
Accounts with Low Balances
Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●
If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee. See the SAI for information about the circumstances under which this fee will not be assessed.

●
Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares
If you hold Class A, Class C, Institutional Class or Institutional Service Class shares (as applicable), you may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

●	your financial intermediary’s policies and procedures permit exchanges;

●	both accounts have the same registration;

●	your first purchase in the new fund meets its minimum investment requirement; and

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●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.
Generally, you may exchange all or part of your shares for shares of the same class of another abrdn Fund without paying a front-end sales charge or CDSC at the time of the exchange. However,

●
if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase (within 12 months of the original purchase of the Short Duration High Yield Municipal Fund, or with respect to Class A1 of the Ultra Short Municipal Income Fund), the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.
You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
Moving Share Classes in the Same Fund
A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.
Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure. For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge. If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.
Systematic Withdrawal Program
You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.
Systematic Exchange Plan and Dividend Moves
This systematic exchange plan allows you to transfer $50 or more to one abrdn Fund from another abrdn Fund systematically, monthly or quarterly. Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.
Selling Shares
You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.
You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

●	trading is restricted; or

●	an emergency exists (as determined by the Securities and Exchange Commission).

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Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased by check may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

●	if the account holder is engaged in excessive trading or

●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.
If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about abrdn Funds’ ability to make a redemption-in-kind, see the SAI.
The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.
Medallion Signature Guarantee
A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	if ownership is being changed on your account;

●	the redemption check is made payable to anyone other than the registered shareholder;

●	the proceeds are mailed to an address other than the address of record;

●	your account address has changed within the last 15 calendar days;

●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

●	the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
Excessive or Short-Term Trading
abrdn Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

●	disrupt portfolio management strategies;

●	increase brokerage and other transaction costs; and

●	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV
124   Share Classes

Investing with abrdn Funds
(referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Ultra Short Municipal Income Fund is not subject to the prohibitions on frequent purchases and redemptions. Because the Ultra Short Municipal Income Fund is designed for short-term investing and frequent purchases and redemptions of the Fund’s shares generally are not expected to harm other shareholders of the Fund, the Board of Trustees has determined that, at the present time, policies and procedures to prevent frequent purchases and redemptions of Fund shares are unnecessary and a redemption fee for the Fund is not necessary or appropriate. However, frequent purchases and redemptions of the Ultra Short Municipal Income Fund’s shares may result in additional costs for the Fund.
The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds (except the Ultra Short Municipal Income Fund).
Monitoring of Trading Activity
The Funds, through the Adviser, its sub-adviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, the Trust may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Trust may not be able to prevent all market timing and its potential negative impact.
Restrictions on Transactions
Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

●	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

●	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into another abrdn Fund may be rejected.
The Funds, at their discretion, may choose to exempt certain types of transactions from short-term trading restrictions if the Adviser believes the Fund share activity is not to the detriment of the Fund or its shareholders. The following, among others, are examples of transaction descriptions that may qualify for an exemption: transactions made by a participant in Fund-sponsored systematic purchase, exchange and redemption programs; required minimum distributions from retirement accounts; transactions placed by fund-of-funds organized as registered investment companies; transactions placed at the direction of a retirement plan administrator; and transactions made pursuant to an asset allocation or advisory program.
Fair Valuation
The Trust has fair value pricing procedures in place as described above in “Investing with abrdn Funds: Pricing of Fund Shares.”
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. Escheatment of retirement account assets may be subject to U.S. federal withholding tax. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
Share Classes   125

Distributions and Taxes
Distributions and Taxes
The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.
Income and Capital Gain Distributions
Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each of the Emerging Markets ex-China Fund, Emerging Markets Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Each of the Global Infrastructure Fund and Real Estate Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each of the Dynamic Dividend Fund, High Income Opportunities and Infrastructure Debt Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Each of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.
If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.
Tax Considerations
Most of the income dividends you receive from the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, if applicable, are expected to be exempt from regular federal income taxes. If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to exempt-interest dividends);

●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

●	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

●
for individuals, a portion of the income dividends paid may be eligible for a 20% “qualified business income” deduction to the extent attributable to ordinary real estate investment trust (“REIT”) dividends, provided that certain holding period requirements are met;

●	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

●	distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

In addition, if you are a shareholder of the Short Duration High Yield Municipal Fund or Ultra Short Municipal Income Fund, you should be aware of the following basic tax points about tax-exempt mutual funds:

●	exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax;

●	exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits;

●	income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax;

●
income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states;

●	income dividends from the Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

126   Income and Capital Gain Distributions

Distributions and Taxes
None of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed to address state or local taxes. Each of these Funds, as a tax-free fund, may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Funds.
While each of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, a Fund’s shares, to decline.
The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.
Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”
Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-U.S. currency and passive foreign investment company (“PFIC”) losses over post-October non-U.S. currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.
Selling and Exchanging Shares
Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20%, depending on whether your income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Tax Status for Retirement Plans and Other Tax-Deferred Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Income and Capital Gain Distributions   127

Distributions and Taxes
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.
Other
Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Properly reported dividends received by a non-U.S. investor are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non- U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Exemptions from U.S. withholding tax are also provided for exempt-interest dividends and capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.
Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has unrelated business taxable income for a taxable year, a 100% excise tax on the unrelated business taxable income is imposed on the trust.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.
Additionally, a 30% withholding tax is currently imposed on taxable fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.
128   Income and Capital Gain Distributions

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information was audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N-CSR for the period ended October 31, 2025, which is available upon request.
The financial highlights information presented for the High Income Opportunities Fund prior to December 3, 2021 is that of the Fund’s Predecessor Fund.
Financial Highlights   129

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Dynamic Dividend Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$4.36	$0.18	$0.52	$0.70	$(0.20)	$(0.03)	$–	$(0.23)	$4.83
Year Ended October 31, 2024	3.77	0.20	0.62	0.82	(0.20)	–	(0.03)	(0.23)	4.36
Year Ended October 31, 2023	3.75	0.21	0.04	0.25	(0.23)	–	–(f)	(0.23)	3.77
Year Ended October 31, 2022	4.74	0.20(g)	(0.95)	(0.75)	(0.22)	(0.01)	(0.01)	(0.24)	3.75
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	–	–	(0.23)	4.74
Institutional Class Shares
Year Ended October 31, 2025	4.36	0.19	0.52	0.71	(0.21)	(0.03)	–	(0.24)	4.83
Year Ended October 31, 2024	3.77	0.21	0.62	0.83	(0.21)	–	(0.03)	(0.24)	4.36
Year Ended October 31, 2023	3.75	0.22	0.04	0.26	(0.24)	–	–(f)	(0.24)	3.77
Year Ended October 31, 2022	4.74	0.21(g)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)	3.75
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	–	–	(0.24)	4.74

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24, (15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
Amounts listed as “–” are $0 or round to $0.
130   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Dynamic Dividend Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

16.64%	$3,933	1.51%(e)	1.66%(e)	4.14%	36%
22.03%	3,832	1.50%(e)	1.69%(e)	4.61%	75%
6.41%	3,619	1.56%(e)	1.69%(e)	5.16%	63%
(16.34%)(g)	4,094	1.50%	1.61%	4.62%(g)	79%
35.40%	4,986	1.50%	1.66%	5.03%	59%

16.92%	93,111	1.26%(e)	1.41%(e)	4.34%	36%
22.33%	93,666	1.25%(e)	1.43%(e)	4.84%	75%
6.67%	87,929	1.31%(e)	1.42%(e)	5.42%	63%
(16.12%)(g)	96,362	1.25%	1.34%	4.81%(g)	79%
35.36%	123,166	1.25%	1.39%	5.26%	59%

Financial Highlights   131

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets ex-China Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$12.30	$0.12	$3.41	$3.53	$(0.04)	$(0.02)	$(0.06)	$15.77
Year Ended October 31, 2024	10.28	0.09	1.99	2.08	(0.06)	–	(0.06)	12.30
Year Ended October 31, 2023	12.38	0.12	0.70	0.82	(0.11)	(2.81)	(2.92)	10.28
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	–	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Class R Shares
Year Ended October 31, 2025	11.32	0.07	3.12	3.19	(0.03)	(0.02)	(0.05)	14.46
Year Ended October 31, 2024	9.47	0.03	1.85	1.88	(0.03)	–	(0.03)	11.32
Year Ended October 31, 2023	11.59	0.08	0.65	0.73	(0.04)	(2.81)	(2.85)	9.47
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Institutional Service Class Shares
Year Ended October 31, 2025	12.63	0.16	3.49	3.65	(0.07)	(0.02)	(0.09)	16.19
Year Ended October 31, 2024	10.56	0.08	2.08	2.16	(0.09)	–	(0.09)	12.63
Year Ended October 31, 2023	12.66	0.14	0.72	0.86	(0.15)	(2.81)	(2.96)	10.56
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Institutional Class Shares
Year Ended October 31, 2025	12.45	0.17	3.45	3.62	(0.07)	(0.02)	(0.09)	15.98
Year Ended October 31, 2024	10.40	0.13	2.01	2.14	(0.09)	–	(0.09)	12.45
Year Ended October 31, 2023	12.50	0.16	0.72	0.88	(0.17)	(2.81)	(2.98)	10.40
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(f)	5.03	5.03	–	–	–	18.27

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
132   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets ex-China Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

28.79%	$36,809	1.30%(e)	1.61%(e)	0.94%	27%
20.25%	32,614	1.38%(e)	1.77%(e)	0.70%	35%
7.41%	20,114	1.46%(e)	2.36%(e)	1.12%	36%
(23.84%)	19,947	1.48%(e)	2.17%(e)	0.55%	129%
37.55%	27,814	1.53%	2.17%	(0.35%)	22%

28.27%	2,660	1.64%(e)	1.94%(e)	0.62%	27%
19.83%	2,484	1.64%(e)	2.04%(e)	0.23%	35%
7.07%	519	1.80%(e)	2.70%(e)	0.74%	36%
(24.12%)	588	1.88%(e)	2.57%(e)	0.13%	129%
37.08%	903	1.87%	2.51%	(0.69%)	22%

29.13%	54,865	1.00%(e)	1.31%(e)	1.25%	27%
20.54%	48,158	1.05%(e)	1.47%(e)	0.60%	35%
7.63%	58	1.20%(e)	2.10%(e)	1.17%	36%
(23.62%)	236	1.23%(e)	1.92%(e)	0.78%	129%
37.88%	343	1.29%	1.93%	(0.12%)	22%

29.27%	85,191	0.94%(e)	1.34%(e)	1.33%	27%
20.63%	78,206	1.01%(e)	1.50%(e)	1.07%	35%
7.86%	20,168	1.11%(e)	2.13%(e)	1.44%	36%
(23.57%)	3,740	1.13%(e)	1.88%(e)	0.61%	129%
37.99%	1,583	1.19%	1.88%	(0.02%)	22%

Financial Highlights   133

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$14.01	$0.12	$3.72	$3.84	$(0.16)	$–	$(0.16)	$17.69
Year Ended October 31, 2024	11.91	0.19	2.03	2.22	(0.12)	–	(0.12)	14.01
Year Ended October 31, 2023	11.29	0.13	0.66	0.79	(0.17)	–	(0.17)	11.91
Year Ended October 31, 2022	20.15	0.06	(6.98)	(6.92)	(0.02)	(1.92)	(1.94)	11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	–	(0.14)	(0.14)	20.15
Class C Shares
Year Ended October 31, 2025	13.80	–	3.70	3.70	–	–	–	17.50
Year Ended October 31, 2024	11.74	0.06	2.00	2.06	–(g)	–	–(g)	13.80
Year Ended October 31, 2023	11.09	0.06	0.65	0.71	(0.06)	–	(0.06)	11.74
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	–	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	–	(0.14)	(0.14)	19.90
Class R Shares
Year Ended October 31, 2025	13.69	0.06	3.65	3.71	(0.07)	–	(0.07)	17.33
Year Ended October 31, 2024	11.72	0.10	1.99	2.09	(0.12)	–	(0.12)	13.69
Year Ended October 31, 2023	11.11	0.11	0.66	0.77	(0.16)	–	(0.16)	11.72
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	–(g)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	–	(0.14)	(0.14)	19.89
Institutional Service Class Shares
Year Ended October 31, 2025	13.97	0.14	3.72	3.86	(0.13)	–	(0.13)	17.70
Year Ended October 31, 2024	11.95	0.17	2.03	2.20	(0.18)	–	(0.18)	13.97
Year Ended October 31, 2023	11.34	0.18	0.66	0.84	(0.23)	–	(0.23)	11.95
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Institutional Class Shares
Year Ended October 31, 2025	14.08	0.15	3.76	3.91	(0.13)	–	(0.13)	17.86
Year Ended October 31, 2024	12.03	0.19	2.05	2.24	(0.19)	–	(0.19)	14.08
Year Ended October 31, 2023	11.40	0.20	0.66	0.86	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
134   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

27.75%	$37,011	1.38%(e)	1.42%(e)	0.82%	35%
18.70%	36,921	1.09%(e)	1.12%(e)	1.43%	33%
6.93%(f)	42,710	1.60%(e)	1.60%(e)	1.04%	30%
(37.56%)(f)	63,232	1.60%(e)	1.63%(e)	0.39%	37%
20.87%	116,268	1.56%(e)	1.56%(e)	0.20%	37%

26.81%	973	2.10%(e)	2.27%(e)	0.02%	35%
17.57%	1,682	2.10%(e)	2.24%(e)	0.42%	33%
6.36%	2,081	2.10%(e)	2.20%(e)	0.50%	30%
(37.87%)	4,162	2.10%(e)	2.21%(e)	(0.09%)	37%
20.16%	10,662	2.10%(e)	2.13%(e)	(0.38%)	37%

27.23%	107,427	1.78%(e)	1.83%(e)	0.40%	35%
17.89%	101,750	1.74%(e)	1.77%(e)	0.79%	33%
6.87%	94,625	1.75%(e)	1.75%(e)	0.88%	30%
(37.71%)	92,428	1.75%(e)	1.78%(e)	0.26%	37%
20.68%	133,696	1.72%(e)	1.72%(e)	0.04%	37%

27.90%	287,983	1.25%(e)	1.30%(e)	0.97%	35%
18.56%	451,337	1.25%(e)	1.28%(e)	1.27%	33%
7.30%	477,809	1.25%(e)	1.25%(e)	1.37%	30%
(37.37%)	494,873	1.25%(e)	1.28%(e)	0.79%	37%
21.29%	476,046	1.21%(e)	1.21%(e)	0.56%	37%

28.09%	514,237	1.10%(e)	1.20%(e)	1.02%	35%
18.74%	649,098	1.10%(e)	1.22%(e)	1.43%	33%
7.44%	1,159,535	1.10%(e)	1.19%(e)	1.52%	30%
(37.26%)	1,606,819	1.10%(e)	1.22%(e)	0.90%	37%
21.45%	4,184,781	1.10%(e)	1.14%(e)	0.69%	37%

Financial Highlights   135

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Global Infrastructure Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$23.86	$0.34	$3.75	$4.09	$(0.51)	$(1.23)	$(1.74)	$26.21
Year Ended October 31, 2024	19.81	0.36	4.44	4.80	(0.54)	(0.21)	(0.75)	23.86
Year Ended October 31, 2023	20.62	0.53	(0.36)	0.17	(0.59)	(0.39)	(0.98)	19.81
Year Ended October 31, 2022	24.18	0.41	(3.00)	(2.59)	(0.71)	(0.26)	(0.97)	20.62
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	–	(0.71)	24.18
Institutional Class Shares
Year Ended October 31, 2025	23.92	0.41	3.76	4.17	(0.56)	(1.23)	(1.79)	26.30
Year Ended October 31, 2024	19.86	0.41	4.45	4.86	(0.59)	(0.21)	(0.80)	23.92
Year Ended October 31, 2023	20.66	0.59	(0.36)	0.23	(0.64)	(0.39)	(1.03)	19.86
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	(1.02)	20.66
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	–	(0.76)	24.22

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
136   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

18.43%	$11,626	1.24%(e)	1.61%(e)	1.39%	25%
24.35%	11,127	1.25%(e)	1.62%(e)	1.55%	14%
0.53%	10,028	1.24%(e)	1.58%(e)	2.45%	20%
(11.04%)	11,350	1.24%	1.58%	1.81%	23%
31.09%	13,227	1.24%	1.63%	1.95%	31%

18.74%	32,768	0.99%(e)	1.35%(e)	1.65%	25%
24.66%(f)	31,627	1.00%(e)	1.36%(e)	1.79%	14%
0.80%(f)	30,458	0.99%(e)	1.33%(e)	2.71%	20%
(10.82%)(f)	35,645	0.99%	1.33%	2.05%	23%
31.43%	45,076	0.99%	1.38%	2.25%	31%

Financial Highlights   137

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn High Income Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$7.74	$0.51	$(0.01)	$0.50	$(0.50)	$–	$(0.50)	$7.74
Year Ended October 31, 2024	7.10	0.51	0.59	1.10	(0.44)	(0.02)	(0.46)	7.74
Year Ended October 31, 2023	7.18	0.41	0.04	0.45	(0.52)	(0.01)	(0.53)	7.10
Year Ended October 31, 2022	8.84	0.38	(1.63)	(1.25)	(0.41)	–	(0.41)	7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	–	(0.40)	8.84
Institutional Class Shares
Year Ended October 31, 2025	6.96	0.48	(0.02)	0.46	(0.53)	–	(0.53)	6.89
Year Ended October 31, 2024	6.44	0.47	0.54	1.01	(0.47)	(0.02)	(0.49)	6.96
Year Ended October 31, 2023	6.57	0.39	0.04	0.43	(0.55)	(0.01)	(0.56)	6.44
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	–	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	–	(0.43)	8.13

(a)	Net investment income is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
138   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn High Income Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(c)

6.61%	$ 50,694	0.95%	1.38%	6.62%	90%
15.81%	53,828	0.95%(d)	1.30%(d)	6.63%	112%
6.45%	55,312	1.00%(d)	1.34%(d)	5.64%	75%
(14.49%)	61,410	1.00%	1.41%	4.73%	97%
9.46%	81,980	1.00%	1.40%	4.41%	98%

6.81%	27,471	0.70%	1.05%	6.87%	90%
16.04%	27,613	0.70%(d)	0.98%(d)	6.89%	112%
6.69%	27,270	0.75%(d)	1.05%(d)	5.87%	75%
(14.20%)	40,298	0.75%	1.11%	4.94%	97%
9.73%	55,335	0.75%	1.09%	4.65%	98%

Financial Highlights   139

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Infrastructure Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$8.56	$0.51	$(0.02)	$0.49	$(0.54)	$ —	$(0.54)	$8.51
Year Ended October 31, 2024	7.99	0.47	0.62	1.09	(0.52)	—	(0.52)	8.56
Year Ended October 31, 2023	8.83	0.30	(1.07)	(0.77)	(0.07)	—	(0.07)	7.99
Year Ended October 31, 2022	10.29	(—)(h)	(1.07)	(1.07)	(0.02)	(0.37)	(0.39)	8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	—	(0.02)	10.29
Institutional Service Class Shares
Year Ended October 31, 2025	8.65	0.54	(0.02)	0.52	(0.56)	—	(0.56)	8.61
Year Ended October 31, 2024	8.07	0.50	0.62	1.12	(0.54)	—	(0.54)	8.65
Year Ended October 31, 2023	8.92	0.33	(1.08)	(0.75)	(0.10)	—	(0.10)	8.07
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	—	(0.03)	10.36
Institutional Class Shares
Year Ended October 31, 2025	8.76	0.55	(0.02)	0.53	(0.56)	—	(0.56)	8.73
Year Ended October 31, 2024	8.15	0.51	0.64	1.15	(0.54)	—	(0.54)	8.76
Year Ended October 31, 2023	9.00	0.33	(1.08)	(0.75)	(0.10)	—	(0.10)	8.15
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(—)(h)	0.05	0.05	(0.04)	—	(0.04)	10.44

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes interest expense that amounts to 0.02% for the year ended October 31, 2024.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
140   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Infrastructure Debt Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

5.97%	$7,927	1.03%(e)	1.85%(e)	6.02%	17%
13.81%	8,464	1.04%(f)	1.77%(f)	5.52%	57%
(8.71%)(g)	9,017	1.05%(e)	1.58%(e)	3.45%	141%
(10.81%)(g)	13,569	1.04%	1.86%	(0.05%)	181%
0.18%	22,522	0.96%	2.93%	(0.31%)	425%

6.28%	3,868	0.78%(e)	1.60%(e)	6.27%	17%
14.08%	4,076	0.79%(f)	1.52%(f)	5.77%	57%
(8.41%)(g)	4,198	0.78%(e)	1.31%(e)	3.80%	141%
(10.62%)(g)	5,153	0.78%	1.60%	0.23%	181%
0.33%(g)	6,929	0.78%	2.75%	(0.20%)	425%

6.33%	9,494	0.66%(e)	1.58%(e)	6.39%	17%
14.30%	11,680	0.67%(f)	1.53%(f)	5.89%	57%
(8.35%)(g)	12,964	0.66%(e)	1.31%(e)	3.80%	141%
(10.42%)(g)	22,843	0.65%	1.58%	0.26%	181%
0.46%	62,007	0.65%	2.65%	(0.04%)	425%

Financial Highlights   141

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Real Estate Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$12.27	$0.14	$(0.19)	$(0.05)	$(0.25)	$(1.07)	$(1.32)	$10.90
Year Ended October 31, 2024	9.53	0.10	3.05	3.15	(0.25)	(0.16)	(0.41)	12.27
Year Ended October 31, 2023	10.84	0.27	(0.65)	(0.38)	(0.26)	(0.67)	(0.93)	9.53
Year Ended October 31, 2022	15.68	0.15	(2.72)	(2.57)	(0.31)	(1.96)	(2.27)	10.84
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	15.68
Institutional Class Shares
Year Ended October 31, 2025	12.34	0.17	(0.18)	(0.01)	(0.27)	(1.07)	(1.34)	10.99
Year Ended October 31, 2024	9.58	0.11	3.08	3.19	(0.27)	(0.16)	(0.43)	12.34
Year Ended October 31, 2023	10.89	0.30	(0.65)	(0.35)	(0.29)	(0.67)	(0.96)	9.58
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	10.89
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	15.74

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2025, October 31, 2024, October 31, 2023 and October 31,2022. Includes interest expense that amounts to 0.01% and 0.05% for Class A and Institutional Class for the year ended October 31, 2021.
142   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Real Estate Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

0.10%	$674	1.24%(e)	1.64%(e)	1.26%	41%
33.65%	524	1.25%(e)	1.66%(e)	0.86%	45%
(3.88%)	266	1.26%(e)	1.75%(e)	2.58%	24%
(19.45%)	397	1.25%(e)	1.67%(e)	1.13%	23%
44.07%	1,090	1.26%(e)	1.72%(e)	0.80%	33%

0.44%	33,722	0.99%(e)	1.38%(e)	1.53%	41%
33.92%	40,182	1.00%(e)	1.39%(e)	0.96%	45%
(3.67%)	34,351	1.01%(e)	1.47%(e)	2.82%	24%
(19.24%)	41,592	1.00%(e)	1.42%(e)	1.53%	23%
44.41%	56,593	1.01%(e)	1.47%(e)	1.01%	33%

Financial Highlights   143

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Short Duration High Yield Municipal Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$9.20	$0.35	$(0.19)	$0.16	$(0.35)	$(0.35)	$9.01
Year Ended October 31, 2024	8.82	0.30	0.38	0.68	(0.30)	(0.30)	9.20
Year Ended October 31, 2023	9.05	0.23	(0.22)	0.01	(0.24)	(0.24)	8.82
Year Ended October 31, 2022	10.26	0.22	(1.20)	(0.98)	(0.23)	(0.23)	9.05
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	(0.22)	10.26
Class C Shares
Year Ended October 31, 2025	9.21	0.28	(0.19)	0.09	(0.28)	(0.28)	9.02
Year Ended October 31, 2024	8.83	0.23	0.38	0.61	(0.23)	(0.23)	9.21
Year Ended October 31, 2023	9.05	0.16	(0.21)	(0.05)	(0.17)	(0.17)	8.83
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	(0.15)	9.05
Year Ended October 31, 2021(i)	10.13	0.12	0.14	0.26	(0.12)	(0.12)	10.27
Institutional Class Shares
Year Ended October 31, 2025	9.20	0.37	(0.19)	0.18	(0.37)	(0.37)	9.01
Year Ended October 31, 2024	8.82	0.33	0.38	0.71	(0.33)	(0.33)	9.20
Year Ended October 31, 2023	9.05	0.25	(0.22)	0.03	(0.26)	(0.26)	8.82
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	(0.25)	9.05
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	(0.24)	10.26

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to 0.02% for the year ended October 31, 2025. Includes interest expense that amounts to 0.03% for the year ended October 31, 2024 and for the year ended October 31, 2022. Includes interest expense that amounts to 0.05% for the year ended October 31, 2023.
(g)	Amount is less than 0.005%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Amounts listed as “–” are $0 or round to $0.
144   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Short Duration High Yield Municipal Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover(e)

1.77%	$4,987	0.92%(f)	1.27%(f)	3.84%	97%
7.82%	6,763	0.93%(f)	1.23%(f)	3.34%	105%
–(g)	7,871	0.95%(f)	1.26%(f)	2.48%	58%
(9.71%)	14,399	0.93%(f)	1.17%(f)	2.27%	58%
4.92%	21,907	0.90%	1.14%	2.14%	96%

1.01%	10	1.67%(f)	1.92%(f)	3.08%	97%
6.99%	10	1.68%(f)	1.94%(f)	2.55%	105%
(0.63%)(h)	24	1.70%(f)	2.01%(f)	1.73%	58%
(10.47%)(h)	27	1.68%(f)	1.87%(f)	1.57%	58%
2.52%	27	1.65%	1.86%	1.33%	96%

2.01%	49,605	0.67%(f)	1.01%(f)	4.07%	97%
8.09%	94,147	0.68%(f)	0.97%(f)	3.60%	105%
0.25%	106,425	0.70%(f)	1.01%(f)	2.73%	58%
(9.48%)	180,805	0.68%(f)	0.90%(f)	2.49%	58%
5.18%	424,689	0.65%	0.88%	2.37%	96%

Financial Highlights   145

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$33.97	$(0.19)	$4.51	$4.32	$–	$–	$–	$38.29
Year Ended October 31, 2024	25.78	(0.15)	8.34	8.19	–	–	–	33.97
Year Ended October 31, 2023	30.19	(0.17)	(2.55)	(2.72)	–	(1.69)	(1.69)	25.78
Year Ended October 31, 2022	49.57	(0.25)	(9.33)	(9.58)	–	(9.80)	(9.80)	30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	–	(2.38)	(2.38)	49.57
Class C Shares
Year Ended October 31, 2025	24.61	(0.29)	3.25	2.96	–	–	–	27.57
Year Ended October 31, 2024	18.78	(0.24)	6.07	5.83	–	–	–	24.61
Year Ended October 31, 2023	22.59	(0.25)	(1.87)	(2.12)	–	(1.69)	(1.69)	18.78
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	–	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Class R Shares
Year Ended October 31, 2025	28.73	(0.24)	3.81	3.57	–	–	–	32.30
Year Ended October 31, 2024	21.86	(0.20)	7.07	6.87	–	–	–	28.73
Year Ended October 31, 2023	25.92	(0.21)	(2.16)	(2.37)	–	(1.69)	(1.69)	21.86
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	–	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Institutional Service Class Shares
Year Ended October 31, 2025	37.99	(0.11)	5.04	4.93	–	–	–	42.92
Year Ended October 31, 2024	28.74	(0.07)	9.32	9.25	–	–	–	37.99
Year Ended October 31, 2023	33.38	(0.10)	(2.85)	(2.95)	–	(1.69)	(1.69)	28.74
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	–	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Institutional Class Shares
Year Ended October 31, 2025	38.23	(0.05)	5.07	5.02	–	–	–	43.25
Year Ended October 31, 2024	28.89	(0.02)	9.36	9.34	–	–	–	38.23
Year Ended October 31, 2023	33.50	(0.05)	(2.87)	(2.92)	–	(1.69)	(1.69)	28.89
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	–	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
146   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Small Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

12.72%	$101,137	1.36%	1.49%	(0.52%)	48%
31.77%	99,116	1.40%(e)	1.48%(e)	(0.48%)	47%
(9.50%)	83,828	1.39%(e)	1.43%(e)	(0.57%)	30%
(23.82%)	108,078	1.35%(e)	1.35%(e)	(0.74%)	59%
56.92%	172,963	1.35%	1.35%	(0.56%)	78%

12.03%	7,073	1.97%	2.21%	(1.09%)	48%
31.04%	11,559	1.99%(e)	2.19%(e)	(1.06%)	47%
(10.08%)	16,007	2.00%(e)	2.15%(e)	(1.17%)	30%
(24.30%)	25,068	1.99%(e)	2.06%(e)	(1.38%)	59%
55.93%	44,295	1.99%	2.06%	(1.20%)	78%

12.43%	4,899	1.61%	1.74%	(0.78%)	48%
31.43%	3,759	1.64%(e)	1.72%(e)	(0.73%)	47%
(9.73%)	2,773	1.64%(e)	1.68%(e)	(0.82%)	30%
(24.04%)	3,286	1.65%(e)	1.65%(e)	(1.03%)	59%
56.50%	5,408	1.63%	1.63%	(0.84%)	78%

12.98%	33,245	1.13%	1.25%	(0.28%)	48%
32.19%	36,819	1.10%(e)	1.18%(e)	(0.19%)	47%
(9.27%)	28,529	1.13%(e)	1.17%(e)	(0.31%)	30%
(23.64%)	31,893	1.11%(e)	1.11%(e)	(0.50%)	59%
57.33%	41,568	1.11%	1.11%	(0.31%)	78%

13.13%	196,464	0.96%	1.18%	(0.12%)	48%
32.33%	193,456	0.99%(e)	1.14%(e)	(0.06%)	47%
(9.14%)	233,893	1.00%(e)	1.14%(e)	(0.16%)	30%
(23.54%)	559,518	0.99%(e)	1.07%(e)	(0.38%)	59%
57.48%	931,614	0.99%	1.06%	(0.21%)	78%

Financial Highlights   147

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Sustainable Leaders Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$11.82	$(0.02)	$0.82	$0.80	$–	$–	$–	$12.62
Year Ended October 31, 2024	9.62	(0.01)	2.22	2.21	(0.01)	–	(0.01)	11.82
Year Ended October 31, 2023	9.38	0.01	0.27	0.28	–	(0.04)	(0.04)	9.62
Year Ended October 31, 2022	17.32	(0.05)	(3.52)	(3.57)	–	(4.37)	(4.37)	9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	–	(1.73)	(1.73)	17.32
Institutional Service Class Shares
Year Ended October 31, 2025	13.35	–(f)	0.94	0.94	–	–	–	14.29
Year Ended October 31, 2024	10.86	0.01	2.52	2.53	(0.04)	–	(0.04)	13.35
Year Ended October 31, 2023	10.56	0.04	0.30	0.34	–	(0.04)	(0.04)	10.86
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	–	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Institutional Class Shares
Year Ended October 31, 2025	13.48	0.01	0.95	0.96	–	–	–	14.44
Year Ended October 31, 2024	10.96	0.02	2.53	2.55	(0.03)	–	(0.03)	13.48
Year Ended October 31, 2023	10.65	0.04	0.31	0.35	–	(0.04)	(0.04)	10.96
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	–	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
148   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Sustainable Leaders Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

6.77%	$216,038	1.19%(e)	1.24%(e)	(0.19%)	27%
23.00%	228,270	1.19%	1.24%	(0.13%)	18%
3.00%	208,286	1.19%(e)	1.27%(e)	0.11%	32%
(27.49%)	222,190	1.19%(e)	1.24%(e)	(0.43%)	44%
41.35%	345,638	1.19%	1.23%	(0.33%)	111%

7.04%	106,975	0.96%(e)	1.01%(e)	0.04%	27%
23.28%	112,647	0.96%	1.01%	0.10%	18%
3.23%	101,341	0.96%(e)	1.04%(e)	0.33%	32%
(27.32%)	106,068	0.97%(e)	1.02%(e)	(0.20%)	44%
41.61%	158,581	0.97%	1.01%	(0.11%)	111%

7.12%	8,877	0.90%(e)	1.01%(e)	0.10%	27%
23.34%	7,875	0.90%	1.01%	0.16%	18%
3.30%	7,555	0.90%(e)	1.04%(e)	0.39%	32%
(27.29%)	8,644	0.90%(e)	1.01%(e)	(0.14%)	44%
41.77%	14,953	0.90%	1.00%	(0.05%)	111%

Financial Highlights   149

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Ultra Short Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$10.09	$0.28	$0.01	$0.29	$(0.29)	$(0.29)	$10.09
Year Ended October 31, 2024	10.07	0.36	0.02	0.38	(0.36)	(0.36)	10.09
Year Ended October 31, 2023	10.06	0.32	0.01	0.33	(0.32)	(0.32)	10.07
Year Ended October 31, 2022	10.09	0.05	(0.02)	0.03	(0.06)	(0.06)	10.06
Year Ended October 31, 2021	10.09	–(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.09
Class A1 Shares
Year Ended October 31, 2025	10.09	0.29	–	0.29	(0.29)	(0.29)	10.09
Year Ended October 31, 2024	10.08	0.36	0.01	0.37	(0.36)	(0.36)	10.09
Year Ended October 31, 2023	10.06	0.32	0.02	0.34	(0.32)	(0.32)	10.08
Year Ended October 31, 2022	10.10	0.05	(0.03)	0.02	(0.06)	(0.06)	10.06
Year Ended October 31, 2021	10.10	–(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.10
Institutional Class Shares
Year Ended October 31, 2025	10.03	0.31	–	0.31	(0.31)	(0.31)	10.03
Year Ended October 31, 2024	10.02	0.38	0.01	0.39	(0.38)	(0.38)	10.03
Year Ended October 31, 2023	10.00	0.35	0.02	0.37	(0.35)	(0.35)	10.02
Year Ended October 31, 2022	10.04	0.07	(0.03)	0.04	(0.08)	(0.08)	10.00
Year Ended October 31, 2021	10.03	0.01	0.01	0.02	(0.01)	(0.01)	10.04

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
150   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Ultra Short Municipal Income Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

2.89%	$415,610	0.70%(e)	0.94%(e)	2.82%	154%
3.82%	154,686	0.70%(e)	0.95%(e)	3.55%	226%
3.36%	104,837	0.70%(e)	0.98%(e)	3.22%	231%
0.30%	123,920	0.60%(e)	0.95%(e)	0.52%	321%
0.02%	161,362	0.54%(e)	0.96%(e)	0.02%	261%

2.89%	288	0.70%(e)	0.84%(e)	2.86%	154%
3.72%	280	0.70%(e)	0.87%(e)	3.55%	226%
3.47%	270	0.70%(e)	0.92%(e)	3.22%	231%
0.20%	261	0.60%(e)	0.89%(e)	0.52%	321%
0.02%	510	0.54%(e)	0.89%(e)	0.02%	261%

3.15%	747,753	0.45%(e)	0.67%(e)	3.09%	154%
3.98%	568,263	0.45%(e)	0.69%(e)	3.80%	226%
3.73%	517,955	0.45%(e)	0.74%(e)	3.46%	231%
0.37%	561,780	0.44%(e)	0.71%(e)	0.71%	321%
0.21%	793,264	0.45%(e)	0.71%(e)	0.11%	261%

Financial Highlights   151

Broker-Defined Sales Charge Waiver Policies
Merrill Lynch:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22e(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

152   Broker-Defined Sales Charge Waiver Policies

Broker-Defined Sales Charge Waiver Policies

Morgan Stanley:
Front-end Sales Charge Waivers on Class A Shares available for Morgan Stanley Wealth Management Transactional Brokerage Accounts
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in these Funds’ Prospectus or SAI.

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

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Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James:
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

●	Breakpoints as described in this prospectus.

●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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Broker-Defined Sales Charge Waiver Policies
Janney Montgomery Scott:
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge”
Oppenheimer & Co. Inc. (“OPCO”):
Effective June 18, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

●
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through an OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

154   Broker-Defined Sales Charge Waiver Policies

Broker-Defined Sales Charge Waiver Policies

●
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 (70½ if you reach 70½ before January 1, 2020) as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. (“Baird”):
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

●
Shares purchased within 90 days following a redemption from an Aberdeen Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●
A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of abrdn Funds assets held by accounts within the purchaser’s household at Baird. Eligible Aberdeen assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

Broker-Defined Sales Charge Waiver Policies   155

Broker-Defined Sales Charge Waiver Policies

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of abrdn Funds through Baird, over a 13-month period of time

Ameriprise Financial:
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

●	Transaction size breakpoints, as described in this prospectus or the SAI.

●	Rights of accumulation (ROA), as described in this prospectus or the SAI.

●	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

●
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

●
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

●	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

●	redemptions due to death or disability of the shareholder

●	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

●	redemptions made in connection with a return of excess contributions from an IRA account

●	shares purchased through a Right of Reinstatement (as defined above)

●	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

J.P Morgan Securities LLC:
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

●
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

156   Broker-Defined Sales Charge Waiver Policies

Broker-Defined Sales Charge Waiver Policies

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Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

●	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

●	Shares purchased through rights of reinstatement.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

●
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

●	Breakpoints as described in the prospectus.

●
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

●	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Stifel, Nicolaus & Company, Inc. (“Stifel”):
Effective February 28, 2025, shareholders purchasing or holding abrdn Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in abrdn Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel

●
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

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Broker-Defined Sales Charge Waiver Policies

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

●	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the abrdn Funds.

●
Shares purchased from the proceeds of redeemed shares of Insert Fund Company Name so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.

●
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

●	Purchases of Class 529-A shares through a rollover from another 529 plan.

●	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

●	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares acquired through a right of reinstatement.

●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

●	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

●
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

158   Broker-Defined Sales Charge Waiver Policies

Information from abrdn Funds
Please read this prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

●	Statement of Additional Information (incorporated by reference into this prospectus)

●	Annual Reports (which, when available, will contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance)

●	Semi-Annual Reports (when available)

●	Form N-CSR (which contains additional information about the Fund’s investments, including the Fund’s annual and semi-annual financial statements)

While this prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Funds, neither this prospectus nor the Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.
To obtain any of the above documents free of charge (when available), to request other information about the Funds, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available), most recently filed Form N-CSR and the Statement of Additional Information at the Funds’ website https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds.
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.
If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231 for additional information.
For Additional Information Contact:
By Regular Mail:
abrdn Funds
P.O. Box 219534
Kansas City MO 64121-9534
By Overnight Mail:
abrdn Funds
c/o SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
For 24-hour Access:
866-667-9231 (toll free)
Customer Service Representatives are available 8 a.m. - 6 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.
Also, visit the Funds’ website at https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds.
Information from the Securities and Exchange Commission (SEC) You can obtain information about the Funds, including the SAI from the SEC:

●	on the SEC’s EDGAR database via the Internet at www.sec.gov; or

●	by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132
Information from abrdn Funds   159

abrdn Funds
Prospectus
February 28, 2026

abrdn Emerging Markets Dividend Active ETF (AGEM)
abrdn Focused U.S. Small Cap Active ETF (AFSC)
abrdn International Small Cap Active ETF (ASCI)
abrdn Ultra Short Municipal Income Active ETF (AMUN)
Principal U.S. Listing Exchange: The Nasdaq Stock Market® (“Nasdaq”)
THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)

abrdn Emerging Markets Dividend Active ETF (AGEM)

Objective
The abrdn Emerging Markets Dividend Active ETF (the “Emerging Markets Dividend Active ETF” or the “Fund”) seeks total return consisting of income and long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.46%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses	1.18%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.48%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%

(1)	“Other Expenses” have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.
(2)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Emerging Markets Dividend Active ETF with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$327	$603	$1,389

Portfolio Turnover
The Emerging Markets Dividend Active ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio. The portfolio turnover rate includes that of abrdn Emerging Markets Dividend Fund (the “Predecessor Fund”).
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Emerging Markets Dividend Active ETF invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income. The Fund will invest primarily in common stocks but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of an emerging market country;

Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)   1

Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)

●	the company has its principal office in, or management is located in, an emerging market country; and/or

●	the company has its principal securities trading market in an emerging market country.

An emerging market country is any country included in the MSCI Emerging Markets Index or determined by the Adviser to have similar emerging market characteristics. Emerging market countries may include countries considered to be frontier markets. A frontier market country is any country included in the MSCI Frontier Markets Index or determined by the Adviser to have similar frontier market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by any other available means, such as through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Taiwan and in Mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in securities of any market capitalization.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials and information technology sectors.
In seeking to achieve the Fund’s investment objective, the investment team narrows the investable universe by looking at the dividend potential of companies and focusing on fundamental factors. The Adviser’s primary focus is on stock selection using research techniques to select individual holdings. The investment team places particular emphasis on understanding business fundamentals and dynamics and the impact this has on cash flow generation and a company’s ability to allocate cash effectively. The investment team seeks to allocate the Fund’s assets to high dividend paying companies and companies that the Adviser believes are growing their dividend over time.
The Adviser’s consideration of fundamental factors includes, among other things, a quality assessment focused on five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
Principal Risks
The Emerging Markets Dividend Active ETF cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
China Risk. Investments in China and Hong Kong subject the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation
2   Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)

Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)
and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. The Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. The Chinese government could intervene with respect to VIEs, which could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangement with the Chinese company.
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
Taiwan Risk. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Market Trading Risk – There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
Authorized Participants Risk – The Fund has entered into Authorized Participant (AP) agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.
Cash Transactions Risk – Unlike certain exchange-traded funds (“ETFs”), the Fund expects to effect its redemptions partially for cash, rather than primarily for in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF which generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)   3

Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)
Depositary Receipts Risk – Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Frontier Markets Risk - Frontier markets involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.
Liquidity Risk – Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Preferred Shares Risk – Preferred shares in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred shares on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.
For additional information regarding the above identified risks, see “Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
4   Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)

Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)
Performance
The bar chart and table below can help you evaluate potential risks of the Emerging Markets Dividend Active ETF. The bar chart shows how the Fund’s annual total returns for Fund shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net TR)*, a broad-based securities index, and Custom abrdn Emerging Markets Dividend Active ETF Index (the “Custom Index”).The Custom Index reflects the returns of the MSCI Emerging Markets Index (Net TR) from March 1, 2024 and the MSCI All Country World ex USA Index (Net TR) for periods prior to March 1, 2024. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeeninvestments.com/usa/etf or call 844-383-7289.
Effective after the close of business on February 14, 2025, the Fund adopted the performance of the Predecessor Fund, a registered investment company, as a result of a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. Performance shown below for periods prior to the Reorganization is based on the investment objective and investment strategies utilized by the Predecessor Fund, which were the same as those of the Fund. The Predecessor Fund was managed by the same investment adviser as that of the Fund. The returns presented for the Fund prior to the Reorganization reflect the performance of Institutional Class shares of the Predecessor Fund. Prior to February 29, 2024, the Predecessor Fund pursued a different investment strategy.
Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the Predecessor Fund’s Institutional Class Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices.
Annual Total Returns
(Years Ended Dec. 31)

Highest Return: 18.71% - 2nd quarter 2020
Lowest Return: -23.57% - 1st quarter 2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
*Net Total Return
Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)   5

Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Before Taxes	38.14%	6.28%	8.84%
After Taxes on Distributions	37.15%	5.35%	7.82%
After Taxes on Distributions and Sales of Shares	22.83%	4.45%	6.65%
MSCI Emerging Markets Index (Net TR)(1) (reflects no deductions for fees or expenses)	33.57%	4.20%	8.42%
Custom abrdn Emerging Markets Dividend Active ETF Index(2) (reflects no deduction for fees or expenses)	33.57%	8.84%	8.89%

(1)	The MSCI Emerging Markets Index (Net TR) is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
(2)	The Custom abrdn Emerging Markets Dividend Active ETF Index is an index that reflects the returns of the MSCI Emerging Markets Index (Net TR) from March 1, 2024 and the MSCI All Country World ex USA Index (Net TR) for periods prior to March 1, 2024. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.
Investment Adviser
abrdn Inc. serves as the Emerging Markets Dividend Active ETF’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being responsible for the day-to-day management of the Fund, with Matt Williams serving as lead portfolio manager and Gabriel Sacks heading the portfolio construction group:

Name	Title	Served on the Fund Since
Matt Williams, CFA®	Senior Investment Director	2024
Gabriel Sacks, CFA®	Investment Director	2024
Awais Khan, CFA®	Head of ETF Portfolio Management and Capital Markets	2024

Messrs. Williams and Sacks also were the Predecessor Fund’s portfolio managers since 2024
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the Nasdaq. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.aberdeeninvestments.com/usa/etf.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.
6   Summary - abrdn Emerging Markets Dividend Active ETF (AGEM)

Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)

abrdn Focused U.S. Small Cap Active ETF (AFSC)

Objective
The abrdn Focused U.S. Small Cap Active ETF (the “Focused U.S. Small Cap Active ETF” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.44%
Total Annual Fund Operating Expenses	1.09%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.44%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.65%

(1)	“Other Expenses” have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.
(2)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Focused U.S. Small Cap Active ETF with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$303	$558	$1,289

Portfolio Turnover
The Focused U.S. Small Cap Active ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio. The portfolio turnover rate includes that of abrdn Focused U.S. Small Cap Equity Fund (the “Predecessor Fund”).
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Focused U.S. Small Cap Active ETF invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. The Fund will be managed pursuant to a “focused” strategy whereby the Fund’s investment adviser will typically invest the Fund’s assets in a small number of issuers. Generally, the Fund expects to hold approximately 35 to 45 issuers.
For purposes of the Fund’s 80% policy, a company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of the United States;

●	the company has its principal office in, or management is located in, the United States; and/or

Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)   7

Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)

●	the company has its principal securities trading market in the United States.

The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies include in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $5.61 million to $24.89 billion as of December 31, 2025.
Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund may also invest in non-U.S. companies.
In seeking to achieve the Fund’s investment objective, the Adviser invests in quality companies and is an active, engaged owner. The Adviser then evaluates every company against its own quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The Focused U.S. Small Cap Active ETF cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Focus Risk – Funds that invest a greater proportion of their assets in the securities of a smaller number of issuers will be subject to greater volatility with respect to their investments than funds that invest in a larger number of securities.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value.
Market Trading Risk – There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
8   Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)

Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)
Authorized Participants Risk – The Fund has entered into Authorized Participant (AP) agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Depositary Receipts Risk – Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Liquidity Risk – Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.
Preferred Shares Risk – Preferred shares in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred shares on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.
For additional information regarding the above identified risks, see “Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Focused U.S. Small Cap Active ETF. The bar chart shows how the Fund’s annual total returns for Fund shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index, and Custom abrdn
Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)   9

Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)
Focused U.S. Small Cap Active ETF Index (the “Custom Index”). The Custom Index reflects the returns of the Russell 2000® Index from March 1, 2024, the Russell 2500® Index from November 30, 2020 until February 29, 2024, the S&P 500® Index prior to November 30, 2020, and the FTSE 3-Month T-Bill Index for periods prior to November 15, 2017. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeeninvestments.com/usa/etf or call 844-383-7289.
Effective after the close of business on February 14, 2025, the Fund adopted the performance of the Predecessor Fund, a registered investment company, as a result of a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. Performance shown below for periods prior to the Reorganization is based on the investment objective and investment strategies utilized by the Predecessor Fund, which were the same as those of the Fund. The Predecessor Fund was managed by the same investment adviser as that of the Fund. The returns presented for the Fund prior to the Reorganization reflect the performance of Institutional Class shares of the Predecessor Fund. Prior to February 29, 2024, the Predecessor Fund pursued a different investment strategy.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s lower expenses than those of the Predecessor Fund’s Institutional Class Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices.
Annual Total Returns
(Years Ended Dec. 31)

Highest Return: 18.45% - 2nd quarter 2020
Lowest Return: -18.83% - 2nd quarter 2022
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
10   Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)

Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Before Taxes	11.90%	6.94%	10.40%
After Taxes on Distributions	11.88%	5.22%	7.99%
After Taxes on Distributions and Sales of Shares	7.06%	4.89%	7.63%
Russell 3000® Index(1) (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.28%
Custom abrdn Focused U.S. Small Cap Active ETF Index(2) (reflects no deduction for fees, expenses or taxes)	12.81%	7.59%	8.85%

(1)	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
(2)	The Custom abrdn Focused U.S. Small Cap Active ETF Index is a custom index that reflects the returns of the Russell 2000® Index from March 1, 2024, the Russell 2500® Index from November 30, 2020 until February 29, 2024, the S&P 500® Index prior to November 30, 2020, and the FTSE 3-Month T-Bill Index for periods prior to November 15, 2017. The Russel 2000 is an unmanaged index considered representative of small‐cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
Investment Adviser
abrdn Inc. serves as the Focused U.S. Small Cap Active ETF’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Christopher Colarik	Head of U.S. Smaller Companies	2024
Scott Eun	Senior Investment Director	2024
Awais Khan, CFA®	Head of ETF Portfolio Management and Capital Markets	2024

Messrs. Colarik and Eun also were the Predecessor Fund’s portfolio managers since 2023 and 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the Nasdaq. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.aberdeeninvestments.com/usa/etf.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.
Summary - abrdn Focused U.S. Small Cap Active ETF (AFSC)   11

Summary - abrdn International Small Cap Active ETF (ASCI)

abrdn International Small Cap Active ETF (ASCI)

Objective
The abrdn International Small Cap Active ETF (the “International Small Cap Active ETF” or the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.36%
Acquired Fund Fees and Expenses(2)	0.05%
Total Annual Fund Operating Expenses	1.11%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.41%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%

(1)	“Other Expenses” have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.
(2)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for the Fund. This contractual limitation may not be terminated before February 28, 2028 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the International Small Cap Active ETF with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$312	$572	$1,315

Portfolio Turnover
The International Small Cap Active ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio. The portfolio turnover rate includes that of abrdn International Small Cap Fund (the “Predecessor Fund”).
Principal Strategies
The International Small Cap Active ETF seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. As a nonfundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non- U.S. small companies. For purposes of the Fund’s 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of a country outside the U.S.;

12   Summary - abrdn International Small Cap Active ETF (ASCI)

Summary - abrdn International Small Cap Active ETF (ASCI)

●	the company has its principal office in, or management is located in, a country outside the U.S.; and/or

●	the company has its principal securities trading market in a country outside the U.S.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of December 31, 2025, the MSCI All Country World ex-USA Small Cap Index included companies with market capitalizations up to $19.03 billion.
The Fund may invest in companies of any size provided the Fund’s 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.
Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by other means.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials sector.
The Fund may invest up to 35% of net assets in emerging markets securities.
In seeking to achieve the Fund’s investment objective, the Adviser and abrdn Investments Limited (the “Sub-adviser”) (together, the “Advisers”) select stocks for the Fund using the portfolio management team’s quality, growth and momentum approach, which aims to identify companies that, in the Advisers’ view, exhibit a range of high-quality characteristics, the ability to deliver sustainable, multiyear growth and upwards momentum. When assessing quality, the Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance ( “ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers. In assessing the growth outlook for stocks, the Advisers consider the industry backdrop, as well as management’s strategy to drive sales and profitability over the medium to long term. When looking at momentum, the Advisers consider both price momentum and earnings momentum. The investment team generally allows the weight of stocks with positive price and earnings momentum, which also meet its quality and growth criteria, to increase.
Principal Risks
The International Small Cap Active ETF cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Summary - abrdn International Small Cap Active ETF (ASCI)   13

Summary - abrdn International Small Cap Active ETF (ASCI)
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Market Trading Risk – There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
Authorized Participants Risk – The Fund has entered into Authorized Participant (AP) agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.
Cash Transactions Risk – Unlike certain exchange-traded funds (“ETFs”), the Fund expects to effect its redemptions partially for cash, rather than primarily for in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF which generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Depositary Receipts Risk – Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Exchange-Traded Fund Risk – To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be
14   Summary - abrdn International Small Cap Active ETF (ASCI)

Summary - abrdn International Small Cap Active ETF (ASCI)
changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.
Liquidity Risk – Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Preferred Shares Risk – Preferred shares in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred shares on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. If the value of the Fund’s investments decreases, you may lose money.
For additional information regarding the above identified risks, see “Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the International Small Cap Active ETF. The bar chart shows how the Fund’s annual total returns for Fund shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. The table compares the Fund’s average annual total returns to the returns of the MSCI AC World ex-USA Index (Net TR)*, a broad-based securities index, and Custom abrdn International Small Cap Active ETF Index (the “Custom Index”). The Custom Index reflects the returns of the MSCI All Country World ex-USA Small Cap Index (Net TR) from March 1, 2016 and the MSCI World Small Cap Index (Net TR) for periods prior to March 1, 2016. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeeninvestments.com/usa/etf or call 844-383-7289.
Effective after the close of business on October 17, 2025, the Fund adopted the performance of the “Predecessor Fund”, a registered investment company, as a result of a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. Performance shown below for periods prior to the Reorganization are based on the investment objective and investment strategies utilized by the Predecessor Fund, which were the same as those of the Fund. The Predecessor Fund was managed by the same investment adviser as that of the Fund. The returns presented for the Fund for periods prior to the Reorganization reflect the performance of Institutional Shares of the Predecessor Fund. The Predecessor Fund changed its investment strategy effective February
*Net Total Return
Summary - abrdn International Small Cap Active ETF (ASCI)   15

Summary - abrdn International Small Cap Active ETF (ASCI)
29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Predecessor Fund changed its name from Aberdeen Global Small Cap Fund to Aberdeen International Small Cap Fund.
Returns of the Predecessor Fund have not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the Predecessor Fund’s Institutional Class Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices.
Annual Total Returns
(Years Ended Dec. 31)

Highest Return: 26.58% - 2nd quarter 2020
Lowest Return: -25.77% - 1st quarter 2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Before Taxes	17.28%	1.91%	8.11%
After Taxes on Distributions	17.60%	1.26%	6.98%
After Taxes on Distributions and Sales of Shares	10.93%	1.42%	6.25%
MSCI AC World ex-USA Index (Net TR)(1) (reflects deductions for expenses and taxes)	32.39%	7.91%	8.41%
Custom abrdn International Small Cap Active ETF Index(2) (reflects deductions for expenses and taxes)	29.26%	6.91%	8.19%

(1)	The MSCI AC World ex-USA Index (Net TR) is an index that is designed to measure large and mid cap representation across developed markets countries (excluding the US) and emerging markets countries.
(2)	The Custom abrdn International Small Cap Active ETF Index is a custom index that reflects the returns of the MSCI All Country World ex-USA Small Cap Index (Net TR) from March 1, 2016 and the MSCI World Small Cap Index (Net TR) for periods prior to March 1, 2016. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. The MSCI AC World ex-USA Small Cap Index (Net TR) is an index that is designed to measure small cap representation across developed markets countries (excluding the United States).
16   Summary - abrdn International Small Cap Active ETF (ASCI)

Summary - abrdn International Small Cap Active ETF (ASCI)
Investment Adviser
abrdn Inc. serves as the International Small Cap Active ETF’s investment adviser. abrdn Investments Limited serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Liam Patel	Investment Director	2025
Awais Khan, CFA®	Head of ETF Portfolio Management and Capital Markets	2025

Mr. Patel also was the Predecessor Fund’s portfolio manager since 2023.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the Nasdaq. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.aberdeeninvestments.com/usa/etf.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.
Summary - abrdn International Small Cap Active ETF (ASCI)   17

Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)

abrdn Ultra Short Municipal Income Active ETF (AMUN)

Objective
The abrdn Ultra Short Municipal Income Active ETF (the “Ultra Short Municipal Income Active ETF” or the “Fund”) seeks high after-tax current income consistent with preservation of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.44%
Total Annual Fund Operating Expenses	0.74%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.49%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.25%

(1)	“Other Expenses” have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.
(2)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for the Fund. This contractual limitation may not be terminated before February 28, 2028 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Ultra Short Municipal Income Active ETF with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$187	$363	$872

Portfolio Turnover
The Ultra Short Municipal Income Active ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio. The portfolio turnover rate includes that of abrdn Intermediate Municipal Income Fund (the “Predecessor Fund”).
Principal Strategies
As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax (but may be subject to the federal alternative minimum tax (“AMT”)). These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade.
Under normal market circumstances, the Fund will maintain an investment portfolio with a weighted average effective duration of two years or less The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates (for
18   Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)

Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)
example, if interest rates were to rise 1%, a bond or bond fund with a duration of two years would be expected to lose approximately 2% of its value). The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.
The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities, floating- and variable-rate bonds and tender option bonds. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The TOB trust would sell the floater and the Fund would retain the inverse floater.
The Fund may invest, without limitation, in municipal obligations whose interest income is a tax-preference item (i.e., income that may trigger the AMT) for purposes of the federal AMT.
The Fund may invest in municipal obligations of any state, city, county or other governmental entity. The Fund currently anticipates that it will have significant exposure to New York and Texas municipal securities. Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), S&P Global Ratings (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.
In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decisions to purchase and sell securities for the Fund. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth.
The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.
Principal Risks
The Ultra Short Municipal Income Active ETF cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)   19

Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Municipal Securities Risk – Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
State-Specific Risk -  A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
New York State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.
Texas State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal.
Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short–term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Market Trading Risk – There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
Authorized Participants Risk – The Fund has entered into Authorized Participant (AP) agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.
20   Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)

Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)
Cash Transactions Risk – Unlike certain exchange-traded funds (“ETFs”), the Fund expects to effect its redemptions primarily for cash, rather than primarily for in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF which generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Liquidity Risk – Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long–term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)   21

Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)
Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
If the value of the Fund’s investments decreases, you may lose money.
For additional information regarding the above identified risks, see “Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Ultra Short Municipal Income Active ETF. The bar chart shows how the Fund’s annual total returns for Fund shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. The table compares the Fund’s average annual total returns to the returns of the Bloomberg Municipal Bond Index, a broad-based securities index, and Custom abrdn Ultra Short Municipal Income Active ETF Index (the “Custom Index”). The Custom Index reflects the returns of the Bloomberg Municipal Bond 1 Year (1-2 Y) Index from October 20, 2025, BofA 1-22 Year U.S. Municipal Securities Index from September 14, 2017 until October 20, 2025, and the Bloomberg Municipal Bond Index for periods prior to September 14, 2017. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeeninvestments.com/usa/etf or call 844-383-7289.
Effective after the close of business on October 17, 2025, the Fund adopted the performance of the “Predecessor Fund”, a registered investment company, as a result of a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. The Fund has a different investment objective and strategies from those of the Predecessor Fund. Performance shown below for periods prior to the Reorganization are based on the investment objective and investment strategies utilized by the Predecessor Fund. The Predecessor Fund was managed by the same investment adviser as that of the Fund. The returns presented for the Fund for periods prior to the Reorganization reflect the performance of Institutional Shares of the Predecessor Fund. The Predecessor Fund changed its investment strategy effective February 28, 2019 to adopt a target average weighted effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Predecessor Fund changed its name from Aberdeen Tax-Free Income Fund to Aberdeen Intermediate Municipal Income Fund.
Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the Predecessor Fund’s Institutional Class Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices.
22   Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)

Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)
Annual Total Returns
(Years Ended Dec. 31)

Highest Return: 6.81% - 4th quarter 2023
Lowest Return: -5.54% - 1st quarter 2022
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Before Taxes	1.61%	0.78%	1.70%
After Taxes on Distributions	1.59%	0.77%	1.55%
After Taxes on Distributions and Sales of Shares	2.57%	1.36%	1.90%
Bloomberg Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
Custom abrdn Ultra Short Municipal Income Active ETF Index(2) (reflects no deduction for fees, expenses or taxes)	4.62%	1.15%	2.39%

(1)	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
(2)	The Custom abrdn Ultra Short Municipal Income Active ETF Index is a custom index that reflects the returns of the Bloomberg Municipal Bond 1 Year (1-2 Y) Index from October 20, 2025, prior BofA 1-22 Year U.S. Municipal Securities Index until October 20, 2025, and the Bloomberg Municipal Bond Index for periods prior to September 14, 2027. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods. The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected.
Investment Adviser
abrdn Inc. serves as the Ultra Short Municipal Income Active ETF’s investment adviser.
Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)   23

Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Miguel Laranjeiro	Investment Director	2025
Jonathan Mondillo	Global Head of Fixed Income	2025
Awais Khan, CFA®	Head of ETF Portfolio Management and Capital Markets	2025

Messrs. Laranjeiro and Mondillo also were the Predecessor Fund’s portfolio managers since 2018.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the Nasdaq. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.aberdeeninvestments.com/usa/etf.
Tax Information
The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax. Please refer to “Taxes on Distributions” in the “Distributions and Taxes” section of this Prospectus for more information regarding taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.
24   Summary - abrdn Ultra Short Municipal Income Active ETF (AMUN)

Fund Details
Additional Information about Principal Strategies
Investment Objectives. The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of each Fund may be changed by the Board of Trustees without shareholder approval.
80% Investment Policy. If a Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.
Derivatives. To the extent that a Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of such Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for 80% policies required by Rule 35d-1 with respect to which market value would be included.
Equity Funds

abrdn Emerging Markets Dividend Active ETF

In seeking to achieve the Fund’s investment objective, the Adviser narrows the investable universe by looking at the dividend potential of companies and focusing on fundamental factors. The Adviser’s primary focus is on stock selection using research techniques to select individual holdings. The investment team places particular emphasis on understanding business fundamentals and dynamics and the impact this has on cash flow generation and a company’s ability to allocate cash effectively. The investment team seeks to allocate the Fund’s assets to high dividend paying companies and companies that the Advisers believe are growing their dividend over time.
The Adviser’s consideration of fundamental factors includes, among other things, a quality assessment focused on five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Adviser include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
The Adviser may sell a security when a company no longer meets their investment criteria or the Advisers have found better opportunities elsewhere.

abrdn Focused U.S. Small Cap Active ETF

In seeking to achieve the Fund’s investment objective, the Adviser invests in quality companies and is an active, engaged owner. The Adviser then evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) the durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material environmental, social and governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Adviser include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market.
The Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

abrdn International Small Cap Active ETF

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser (together, the “Advisers”) select stocks for the Fund using the portfolio management team’s quality, growth and momentum approach, which aims to identify companies that, in the Advisers’ view, exhibit a range of high-quality characteristics, the ability to deliver sustainable, multi-year growth and upwards earnings momentum.
When assessing quality, the Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material Environmental, Social and Governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.
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In assessing the growth outlook for stocks, the analyst considers the industry backdrop, as well as management’s strategy to drive sales (geographic expansion, push into adjacencies, market shares gain) and profitability (improving margins) over the medium to long term.
Momentum factors are considered throughout the investment process. At the idea generation stage, both price momentum and earnings momentum feed into the Advisers’ stock screening tool with a higher weight applied to earnings momentum. The investment team then evaluates the potential upside or downside to consensus estimates for companies. Position sizing is also linked to momentum. Stocks demonstrating strong momentum characteristics, in the Advisers’ view, which also meet the Advisers’ quality and growth criteria, typically become larger holdings in the portfolio.
Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality, future prospects, growth and momentum characteristics are not yet fully recognized by the market.
Fixed Income Funds

abrdn Ultra Short Municipal Income Active ETF

The Adviser employs a top-down, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. The Adviser performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The Adviser further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth. The Adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.

ESG Considerations - Fixed Income

In selecting investments for the Fund, the Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors, and Environmental, Social and Governance (“ESG”) risks. The Adviser applies ESG considerations to its assessment of all corporate, sovereign and municipal issuers; however, the materiality of ESG factors to the investment process varies across issuers and instrument types. The Adviser considers and assesses how ESG risks, alongside other financial factors, may impact the credit quality of the issuer as well as the opportunities they may create. The Adviser may avoid investing in companies where ESG factors could erode the willingness and ability of the issuer to service its debt. The Adviser considers the materiality of the inherent environmental and social risks of the sector of operation (e.g., greenhouse gas emissions, water usage, cyber security, etc.) and the timeframe over which these risks may have a financial impact. This is combined with an assessment of the robustness of a company’s corporate governance and/or project. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
Additional Information on Engagement and Proxy Voting on ESG Issues
More information about the Advisers’ approach to engagement is described in Appendix C to the Statement of Additional Information (“SAI”).
Additional Information about EU Tax Reclaims.
The predecessor fund of abrdn Emerging Markets Dividend Fund, the Predecessor Fund of abrdn Emerging Markets Dividend Active ETF (the “Previous Predecessor Fund”), received payments on tax reclaims from some European jurisdictions related to prior years (2005-2020) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). In the tax years for which the Previous Predecessor Fund filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that the Previous Predecessor Fund paid to foreign jurisdictions. The receipt by the Previous Predecessor Fund of the tax reclaims from these jurisdictions also results in a tax liability to the Previous Predecessor Fund to offset the tax benefits that shareholders received in the past in the form of deductions or credits in prior years relating to such reclaimed amounts. Based on information available as of the date of this Prospectus, an estimated tax amount has been accrued and is reflected within the Predecessor Fund’s net asset value and performance. The estimated tax is based upon the Internal Revenue Service’s method of calculation disclosed in 2022. If the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Predecessor Fund’s expenses, net asset value and performance may be materially adversely impacted.
Performance shown for periods after December 16, 2016 for the Previous Predecessor Fund reflects the Previous Predecessor Fund’s receipt of various payments of Article 63 EU Tax Reclaims related to the prior years. Prior to this receipt there was no certainty that the Previous Predecessor Fund would receive any amounts, and thus the Previous Predecessor Fund’s performance previously did not reflect any anticipated receipt of these payments. The receipt of these extraordinary payments effectively increased the Previous Predecessor Fund’s performance for all periods that
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include payments in a manner that may not recur in the future, and the Predecessor Fund’s performance was significantly higher for those periods than it would have been had the Predecessor Fund not received payment of the Article 63 EU Tax Reclaims.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, the Fund recognizes Article 63 EU Tax Reclaims when it is more likely than not that the Fund will sustain its position that it is due.
As of October 31, 2025, the Fund has remaining Article 63 EU Tax Reclaims, primarily related to Germany and Spain. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2025, and has not been recorded in the Fund’s respective net asset value. Recognition of these amounts would have a positive impact on the Fund’s performance.
The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are estimated based on a closing agreement template created by the IRS, which is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Fund accrues this tax liability which each intends to settle on behalf of the shareholders in accordance with U.S. GAAP.
As of October 31, 2025, an estimated tax amount of $699,103 has been accrued related to the reclaims received from France in the fiscal year 2024. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EU Tax reclaims on the Fund’s Statements of Assets and Liabilities.
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Additional Information about Investments, Investment Techniques and Risks
The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section. The table below and the paragraphs that follow provide more information about the principal investments and techniques that each Fund may use and the related risks. A check mark (“✔”) indicates a principal risk to which a Fund is subject.

The absence of a check mark for a Fund with respect to a particular risk does not indicate that such Fund is not exposed to such risk at all, but only that it is not a principal risk. The Statement of Additional Information contains information about additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

	Emerging Markets Dividend Active ETF	Focused U.S. Small Cap Active ETF	International Small Cap Active ETF	Ultra Short Municipal Income Active ETF
Active Management Risk	✔	✔	✔	✔
Auction Rate Securities Risk				✔
Authorized Participants Risk	✔	✔	✔	✔
Cash Transactions Risk	✔		✔	✔
Cybersecurity Risk	✔	✔	✔	✔
Depositary Receipts Risk	✔	✔	✔
Dividend Strategy Risk	✔
Emerging Markets Risk	✔		✔
Equity Securities Risk	✔	✔	✔
ESG Integration Risk	✔	✔	✔	✔
Exchange-Traded Fund Risk			✔
Fixed Income Securities Risk				✔
Focus Risk		✔
Foreign Currency Exposure Risk	✔	✔	✔
Foreign Securities Risk	✔	✔	✔
Frontier Markets Risk	✔
High-Yield Bonds and Other Lower-Rated Securities				✔
Interest Risk				✔
Investment-Grade Debt Securities				✔
Issuer Risk	✔	✔	✔
Liquidity Risk	✔	✔	✔	✔
Market Risk	✔	✔	✔	✔
Market Trading Risk	✔	✔	✔	✔
Mid-Cap Securities Risk	✔		✔
Municipal Securities Risk				✔
Other Investment Companies Risk	✔
Portfolio Turnover Risk				✔
Preferred Shares Risk	✔	✔	✔
Sector Risk	✔	✔	✔
Small-Cap Securities Risk	✔	✔	✔
Tender Option Bonds Risk				✔
Temporary Defensive Positions			✔
Temporary Investments	✔	✔
Transactions and Liquidity				✔
Trading Risk	✔	✔	✔	✔
Valuation Risk	✔	✔	✔	✔
Variable and Floating Rate Securities Risk				✔
Yield Risk				✔
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Active Management Risk – Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller.
Authorized Participants Risk – Only an authorized participant that has entered into an agreement with a Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”) (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or for any reason be unable to create or redeem Shares and new APs not appointed in their place, Shares may trade at a discount to that Fund’s NAV and possibly face trading halts or delisting.
Cash Transactions Risk (Emerging Markets Dividend Active ETF and International Small Cap Active ETF) - Unlike certain ETFs, the abrdn Emerging Markets Dividend Active ETF and International Small Cap Active ETF may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Cash Transactions Risk (Ultra Short Municipal Active ETF) - Unlike certain ETFs, the Fund may effect its creations and redemptions primarily in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund currently intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. A Fund and its service providers’ use of internet, technology and information systems may expose a Fund to potential risks linked to processing and human errors, inadequate or failed internal or external processes, failures in systems and technology, cyberattacks,
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and similar events. While a Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from such events, there are inherent limitations to these plans and systems, and certain risks may not yet be identified.
Dividend Strategy Risk – There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.
Depositary Receipts Risk – The Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.
China Risk. In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.
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The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.
Variable Interest Entities. A Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law, or that the Chinese government may cease to tolerate VIEs at any time or impose new restrictions on the structure. If these risks materialize, the value of a Fund’s investments in VIEs could be adversely affected and a Fund could incur significant losses with no recourse available.
VIE structures, and investments in China in general, could also face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (“PCAOB”) or other regulators. Under the Holding Foreign Companies Accountable Act (“HFCAA”), if the PCAOB determines that authorities in China have obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. If these risks materialize, the value of investments in VIEs, and investments in China in general, could be adversely affected and a fund could incur significant losses with no recourse available.
Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ – Direct China Securities”). For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities – Investing in China” in the SAI.
Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors. aAL has been granted a qualified foreign institutional investor license and a renminbi qualified foreign institutional investor license, which allow aAL to invest in China Securities for its clients. aAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”) under each license (the “Quotas”). The provisions regarding such Quotas may be subject to change with little or notice given by SAFE.
The QFII Quota is measured by aAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, FX market supply and demand and international balance of payment position. Chinese authorities could change the regulations applicable to QFIIs at any time.
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Where a Fund is invested through aAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from aAL’s RQFII Quota but net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. There is no certainty that additional regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether aAL’s RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate aAL’s RQFII license, which may adversely affect the Fund and its shareholders. It is not possible to predict how such changes would affect the Fund.
Although China’s laws permit the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The Fund has been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of aAL may assert that aAL is the legal owner of the securities and other assets in the accounts. Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to aAL as license holder, then creditors of aAL could seek payment from the China Securities held under the QFII Quota. For more information, please see “Investing in China” in the SAI.
Stock Connect. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China (“PRC”).
In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.
China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company (“HKSCC”)) and the PRC (“ChinaClear”) where they are mixed with other investors’ assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered.
Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Funds will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Funds’ performance.
Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers
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with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
Exchange-Traded Fund Risk – To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.
Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/ or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable. Moreover, in rising interest rate or volatile environments, the risk that an issuer or guarantor may default on its obligations is heightened.
The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.
Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.
In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.
Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.
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Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from the Fund.
Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
A Fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations. A Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Focus Risk – Funds that invest a greater proportion of their assets in the securities of a smaller number of issuers will be subject to greater volatility with respect to their investments than funds that invest in a larger number of securities.
Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.
A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.
To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.
Foreign Securities Risk – The Funds use various criteria to determine to which country or countries the securities in which the Funds invest are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●
political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic

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developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

●	the impact of currency exchange rate fluctuations;

●	reduced information about issuers;

●	higher transaction costs;

●	less stringent regulatory and accounting standards; and

●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.
Frontier Markets Risk - The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Interest Rate Risk – Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Liquidity Risk - A Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If a Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value. Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the
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stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;

●	production;

●	management;

●	sales; and

●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. Additionally, recent heightened concerns of trade disputes could result in increased tariffs, trade restrictions or other retaliatory countermeasures. Although it is not possible to predict the impact that any sanctions, tariffs, and retaliatory actions may have on a Fund, such events could significantly harm the value of a Fund’s investments and a Fund’s performance. An investor in the Funds could lose money over short or long periods of time.
Market Trading Risk – As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. The market price of a Fund’s shares on an exchange during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.
An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able and willing to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, while Fund Shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund Shares will be maintained by market makers or Authorized Participants.
Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares.
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Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.
Municipal Securities Risk – Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:
Municipal Bond Tax Risk – Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and a Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from a Fund by increasing taxes on that income. In such event, the net asset value of a Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of a Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, a Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – While the Funds do not invest more than 25% of their total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, a Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.
General Obligation Bonds Risks – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.
Moral Obligation Bonds Risks – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.
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Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
State-Specific Risk -  A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
New York State-Specific Risk –  To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.
Texas State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal.
Other Investment Companies Risk – Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Preferred Shares Risk – Preferred shares in which the Fund may invest represent equity or ownership interests in issuers that pay dividends at a specified rate and have precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share’s price when interest rates decline.
Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.
Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information
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technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.
Temporary Defensive Positions – Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

●	short-term U.S. Government securities;

●	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

●	prime quality commercial paper;

●	repurchase agreements covering any of the securities in which the Fund may invest directly; and

●	shares of money market funds.

The use of temporary defensive positions prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the Investment Company Act of the 1940, as amended (the “1940 Act”).
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.
Trading Risk – Although Shares are listed for trading on Nasdaq (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, on any stock exchange.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of
Additional Information about Investments, Investment Techniques and Risks   39

Fund Details
Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Valuation Risk – The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.
Variable and Floating Rate Securities Risk – A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.
Yield Risk – The amount of income received by a Fund on fixed income securities will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
The SAI contains more information on the Funds’ investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.
40   Additional Information about Investments, Investment Techniques and Risks

Fund Details
Portfolio Holdings
Portfolio Holdings Disclosure – Information about each Fund’s daily portfolio holdings is available at www.aberdeeninvestments.com/usa/etf. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (October 31) and its second fiscal quarter (April 30) in its reports to shareholders on Form N-CSR. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC as an exhibit to its reports on Form N-PORT. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI.
Portfolio Holdings   41

Fund Management
Investment Adviser
abrdn Inc. (the “Adviser”), a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis. abrdn Inc. also served as the investment adviser to each Fund’s Predecessor Fund.
The Adviser is a wholly-owned subsidiary of abrdn (Holdings) PLC, which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. abrdn (Holdings) PLC is a wholly-owned subsidiary of Aberdeen Group plc, which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. Aberdeen Group plc, combined with its subsidiaries and affiliates (collectively, “Aberdeen”), manages approximately $525.16 billion in assets as of December 31, 2025. Aberdeen provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.
In rendering investment advisory services, the Adviser, and Sub-adviser described below, may use the resources of investment advisor subsidiaries of Aberdeen. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with regards to the MOU.
Sub-adviser
abrdn International Small Cap Active ETF
abrdn Investments Limited (“aIL” or the “Sub-adviser”), a Scottish Company, serves as sub-adviser to the International Small Cap Active ETF. aIL’s registered office is located at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. The Sub-adviser is responsible for the day-to-day management of the International Small Cap Active ETF. To the extent that the Sub-adviser does not have management over a specific portion of the Fund’s assets, the Sub-adviser will assist the Adviser with oversight for the Fund. When a portfolio management team from the Sub-adviser is allocated a specific portion of the Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. aIL is an affiliate of the Adviser and wholly owned by Aberdeen Group plc.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds and the sub-advisory agreement for the International Small Cap Active ETF is available in the Funds’ Form N-CSR for the period ended October 31, 2025.
Management Fees
Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to the International Small Cap Active ETF, the Adviser pays the Sub-adviser(s) from the management fee it receives.
The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by each Fund for the fiscal year ended October 31, 2025 disclosed below takes into account the expense limitation that was in effect for the Fund and the applicable Predecessor Fund during the year and management fees paid by each Predecessor Fund prior to each Fund’s Reorganization.

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2025
abrdn Emerging Markets Dividend Active ETF
On all assets	0.70%	0.21%
abrdn Focused U.S. Small Cap Active ETF
On all assets	0.65%	0.18%
abrdn International Small Cap Active ETF
On all assets	0.70%	0.50%
abrdn Ultra Short Municipal Income Active ETF
On all assets	0.30%	0.00%

The Adviser has entered into a written expense limitation agreement dated December 11, 2024 with the Trust on behalf of abrdn Emerging Markets Dividend Active ETF and abrdn Focused U.S. Small Cap Active ETF through February 28, 2027. The Adviser has entered into a contractual expense limitation agreement dated June 11, 2025 with the Trust on behalf of abrdn International Small Cap Active ETF and abrdn Ultra Short Municipal Income Active ETF through February 28, 2028. The expense limitation excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by a Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes
42   Investment Adviser

Fund Management
AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses for a Fund. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:

Name of Fund	Expense Limitation
abrdn Focused U.S. Small Cap Active ETF	0.65%
abrdn Emerging Markets Dividend Active ETF	0.70%
abrdn International Small Cap Active ETF	0.70%
abrdn Ultra Short Municipal Income Active ETF	0.25%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the expense limitation agreements. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the expense limitation agreements.
Portfolio Management
The Adviser and Sub-adviser (if applicable) generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members jointly and primarily responsible for managing each Fund is included below.
abrdn Emerging Markets Dividend Active ETF
The Emerging Markets Dividend Active ETF is managed by the Global Emerging Markets Equity Team and Awais Khan, Head of ETF Portfolio Management and Capital Markets. The team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The Team and Awais Khan are jointly and primarily responsible for the day-to-day management of the Fund, with Matt Williams serving as lead portfolio manager, Gabriel Sacks heading the portfolio construction group, and Awais Khan overseeing trading and capital management:

Portfolio Manager	Fund(s)
Matt Williams, CFA ®, Senior Investment Director
Matt is a Senior Investment Director on the Global Emerging Markets (GEM) desk at Aberdeen, where he is responsible for the GEM Income strategy. In terms of research responsibilities, Matt currently covers a number of companies within Industrials. Matt joined the company in 1998. He has successfully managed country funds in both Japan and Asia Pacific. He moved from the GEM and Asia Pacific team based in Edinburgh to the London based GEM team in April 2018 following the restructuring of the equity division. Matthew holds a BA in Economics from Durham University in 1998 and a Diploma in Investment Analysis Associate of the Society of Investment Professionals (formerly AIIMR). He is also a CFA charterholder.
abrdn Emerging Markets Dividend Active ETF
Gabriel Sacks, CFA ®, Investment Director
Gabriel is an Investment Director on the Global Emerging Markets equities team. Gabriel joined the company in 2008 and is based in London but also spent 5 years in Singapore with the Asian equities team from 2018 to 2023. Gabriel is currently lead manager of the Aberdeen Asia Focus Investment Trust which invests in Asian smaller companies, as well as a key member of the pod managing the GEM Income and GEM Smaller Companies strategies. Gabriel graduated with an MA (Hons) in Land Economy from Selwyn College, Cambridge University and is a CFA charterholder.
abrdn Emerging Markets Dividend Active ETF
Awais Khan, CFA ®, Head of ETF Portfolio Management and Capital Markets
Awais Khan is Head of ETF Portfolio Management and Capital Markets at Aberdeen and is responsible for looking after portfolio management, trading, and capital markets aspects of our ETF capabilities. Awais joined the company in July 2024 from Vanguard, where he spent over 12 years of his 14+ year career in the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais graduated with a BS and BSBA in Economics and International Business from the University of North Carolina at Charlotte. Awais is a CFA charterholder and is a member of the CFA Institute and CFA Society of Philadelphia.
abrdn Emerging Markets Dividend Active ETF
Investment Adviser   43

Fund Management

Messrs. Williams and Sacks also were the Predecessor Fund’s portfolio managers since 2024.
abrdn Focused U.S. Small Cap Active ETF
The Focused U.S. Small Cap Active ETF is managed by the Developed Markets Equity Team and Awais Khan, Head of ETF Portfolio Management and Capital Markets. The Developed Markets Equity Team works in a truly collaborative fashion with portfolio managers, sector analysts and ESG specialists across the team working closely together. The depth and experience across the team globally allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. They are:

Portfolio Manager	Fund(s)
Christopher Colarik, Head of U.S. Smaller Companies
Chris Colarik is the Head of U.S. Smaller Companies responsible for US Small and Smid Cap strategies. Chris joined Aberdeen in March 2023 after having spent over two decades at Glenmede Investment Management as a portfolio manager on the Small Cap Equity strategy. Prior to joining Glenmede in 1997, he was at Brandywine Global. Chris earned a BS in Economics from the University of Delaware. He is a member of the CFA Institute and the CFA Society of Philadelphia.
abrdn Focused U.S. Small Cap Active ETF
Scott Eun, Senior Investment Director
Scott Eun is a Senior Investment Director at Aberdeen responsible for the US Small and Mid-Cap strategies. He joined the firm in 2007, serving as a senior portfolio manager and US equity analyst with coverage across healthcare and communication services. Scott began his career in management consulting before getting his MBA. After business school, Scott began his investment career in venture capital at Atlantic Medical Capital. He then began his public investing career at AIG/SunAmerica Asset Management as a healthcare equity analyst and then moved to mutual fund family, The Dreyfus Corporation. Prior to joining the company in 2007, Scott was at Lehman Brothers Equity Strategies, where he was a co-manager of a long/short equity fund. Scott has an MBA from The Wharton School of Business, University of Pennsylvania and a BA in Economics from Harvard College.
abrdn Focused U.S. Small Cap Active ETF
Awais Khan, CFA ®, Head of ETF Portfolio Management and Capital Markets
Awais Khan is Head of ETF Portfolio Management and Capital Markets at Aberdeen and is responsible for looking after portfolio management, trading, and capital markets aspects of our ETF capabilities. Awais joined the company in July 2024 from Vanguard, where he spent over 12 years of his 14+ year career in the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais graduated with a BS and BSBA in Economics and International Business from the University of North Carolina at Charlotte. Awais is a CFA charterholder and is a member of the CFA Institute and CFA Society of Philadelphia.
abrdn Focused U.S. Small Cap Active ETF

Messrs. Colarik and Eun also were the Predecessor Fund’s portfolio managers since 2023 and 2024, respectively.
abrdn International Small Cap Active ETF
The International Small Cap Active ETF is managed by the Developed Markets Equity Team and Awais Khan. The Developed Markets Equity Team works in a truly collaborative fashion with portfolio managers, sector analysts and ESG specialists across the team working closely together. The depth and experience across the team globally allows the
44   Investment Adviser

Fund Management
Adviser and Sub-adviser(s), as applicable, to perform the diligent research required by their process. The experience of senior managers provides the confidence needed to take a long-term view. The named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. They are:

Portfolio Manager	Fund(s)
Liam Patel*, Investment Manager
Liam is an Investment Director at Aberdeen. He manages the International Small Cap strategies and provides research on Asia ex Japan, Emerging Market Small and Mid-Caps. Liam joined the company in November 2020 from Kingfisher plc where he worked in corporate investor relations. Liam has 4 years industry experience gained as an Emerging Market Equity Analyst at British Airways Pension Fund where he focused on stock selection in Latin American, Central Europe, Middle East and Africa regions. Liam has a Master’s (MEng) and Bachelor’s (BEng) in Chemical Engineering, IMC and CFA UK Certificate in ESG Investing.
abrdn International Small Cap Active ETF
Awais Khan, CFA®, Head of ETF Portfolio Management and Capital Markets
Awais Khan, CFA, is the Head of ETF Portfolio Management and Capital Markets at Aberdeen and is responsible for looking after portfolio management, trading, and capital markets aspects of our ETF capabilities. Awais joined the company in July 2024 from Vanguard, where he spent over 12 years of his 14+ year career in the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais graduated with a BS and BSBA in Economics and International Business from the University of North Carolina at Charlotte. Awais is a CFA charterholder and is a member of the CFA Institute and CFA Society of Philadelphia.
abrdn International Small Cap Active ETF

*	Mr. Patel also was the Predecessor Fund’s portfolio managers since 2023.
abrdn Ultra Short Municipal Income Active ETF
The Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. They are:

Portfolio Manager	Fund(s)
Miguel Laranjeiro*, Investment Director
Miguel Laranjeiro is an Investment Director within the Municipals team at Aberdeen where he is responsible for asset allocation and investment management decisions for the municipal suite of products, which includes infrastructure debt as well as both investment grade and below investment grade debt investments. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by Aberdeen. Previously, Miguel worked for Thomson Reuters as an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.
abrdn Ultra Short Municipal Income Active ETF
Jonathan Mondillo*, Global Head of Fixed Income
Jonathan Mondillo is Global Head of Fixed Income at Aberdeen. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by Aberdeen. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University abrdn Ultra Short Municipal Income Active ETF
Investment Adviser   45

Fund Management

Portfolio Manager	Fund(s)
Awais Khan, CFA®, Head of ETF Portfolio Management and Capital Markets
Awais Khan, CFA, is the Head of ETF Portfolio Management and Capital Markets at Aberdeen and is responsible for looking after portfolio management, trading, and capital markets aspects of our ETF capabilities. Awais joined the company in July 2024 from Vanguard, where he spent over 12 years of his 14+ year career in the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais graduated with a BS and BSBA in Economics and International Business from the University of North Carolina at Charlotte. Awais is a CFA charterholder and is a member of the CFA Institute and CFA Society of Philadelphia.
abrdn Ultra Short Municipal Income Active ETF

*	Messrs. Laranjeiro and Mondillo also were the Predecessor Fund’s portfolio managers since 2018.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares in the Funds, if any.
Multi-Manager Structure
The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board of Trustees, but without shareholder approval.
If a new unaffiliated sub-adviser is hired for a Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.
Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s sub-adviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services to a sub-advised Fund:

●	initial due diligence on prospective Fund sub-advisers;

●	monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

●	communicating performance expectations and evaluations to the sub-advisers; and

●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser does not currently utilize un-affiliated sub-advisers in reliance on this exemptive order for any of the Funds described in this prospectus. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
46   Investment Adviser

Investing with abrdn Funds

Additional Information on Buying and Selling Shares
Most investors will buy and sell Shares in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Most investors will bear customary brokerage commissions and charges when buying or selling Shares. Shares trade under the trading symbols listed on the cover of this Prospectus.
Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size “Creation Units” or multiples thereof. Each “creator” is an AP that has entered into an AP agreement with the Fund’s Distributor.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an AP deposits into the Fund a designated amount portfolio of cash securities and/or securities cash in exchange for a specified number of Creation Units (a “creation basket”). Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities held by the Fund and/or cash (a “redemption basket”). Creation baskets and redemption baskets may differ, and the Trust reserves the right to accept “custom baskets.”
Except when aggregated in Creation Units, Shares are not redeemable by the Fund. Only an AP may create or redeem Creation Units directly with the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form.
In the event of a system failure or other interruption, including disruptions at market makers or APs, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Funds engage in in-kind transactions, the Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a participant in the Depository Trust Company (“DTC”) and has executed an agreement with the Fund’s Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.
Certain affiliates of the Fund, Adviser and Sub-Adviser may purchase and resell Shares pursuant to this Prospectus.
Share Trading Prices
Transactions in a Fund’s Shares will be priced at NAV only if you purchase or redeem Shares directly from a Fund in Creation Units. As with other types of securities, the trading prices of Shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.
Pricing of Fund Shares
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on Nasdaq are valued at the Nasdaq official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.
Additional Information on Buying and Selling Shares   47

Investing with abrdn Funds
Foreign exchange-traded securities are valued at the last quoted sale price or the official close price, as of the close of trading on the principal exchange on which the security is traded. There may be circumstances in which those prices do not take into account events that occur after the close of the foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Valuation Designee is responsible for determining fair value in accordance with the Valuation Procedures. When fair value pricing is employed, the prices of a security used by a Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.
Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Transactions in each Fund’s Shares will be priced at NAV only if you purchase or redeem Shares directly from the Fund in Creation Units. Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 844-383-7289 or visitwww.aberdeeninvestments.com/usa/etf.
Dividends and Distributions
Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually. abrdn Ultra Short Municipal Income Active ETF expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Each of the abrdn Focused U.S. Small Cap Active ETF and abrdn International Small Cap Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The abrdn Emerging Markets Dividend Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The abrdn Ultra Short Municipal Income Active expects to declare monthly and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to improve index tracking, to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or to avoid a federal excise tax imposed on regulated investment companies (“RICs”). Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Unit Aggregations for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.
48   Additional Information on Buying and Selling Shares

Investing with abrdn Funds
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with that Fund. The Funds’ SAI provides additional information about Section 12(d)(1) limits under the “Securities of Investment Company” and “Other Investment Companies Risk” sub-sections of the “General Information about the Fund’s Portfolio Instruments and Investment Policies” section.
Additional Information on Buying and Selling Shares   49

Distributions and Taxes

Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state and local tax laws.
Each Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless you are a tax-exempt entity or your investment in Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions;

●	You sell Shares; and

●	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions - Equity Funds
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
In general, your distributions are subject to federal income tax for the year in which they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Shares). If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s Shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”
Dividends and distributions from the Funds and capital gain on the sale of Shares are generally taken into account in determining a shareholder’s “net investment income” for the purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
A Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if they include such a cash payment than if the in-kind redemption process is used.
Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S., or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
The Funds (or financial intermediaries, such as brokers, through which shareholders own Shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
50   Additional Tax Information

Distributions and Taxes
Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.
Taxes on Distributions - Ultra Short Municipal Income Active ETF
For federal income tax purposes, the Fund’s distributions income are expected to be “exempt-interest dividends” attributable to interest earned on municipal securities. Exempt-interest dividends are generally not subject to regular federal income tax but may be subject to state and local taxes. Distributions paid from other portfolio securities may be subject to federal, state and local income taxes. Distributions paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of ordinary income (including market discount as described below) and short-term capital gain will generally be taxable as ordinary income to you. Distributions will generally not be eligible for the reduced rate of taxation applicable to qualifying dividend income or for the corporate dividends-received deduction.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
The Fund is not managed to address state or local taxes. As a tax-free fund, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund.
If you borrow money to purchase Shares, the interest on the borrowed money is generally not deductible for income tax purposes.
In general, taxable distributions are subject to federal income tax for the year in which they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Shares). If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s Shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”
Taxable distributions from the Fund and capital gain on the sale of Shares are generally taken into account in determining a shareholder’s “net investment income” for the purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if they include such a cash payment than if the in-kind redemption process is used.
Taxable distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S., or t o foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. The Fund (or financial intermediaries, such as brokers, through which shareholders own Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Additional Tax Information   51

Distributions and Taxes
Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.
Taxes When You Sell Shares
Any capital gain or loss realized upon a sale of Shares is generally treated as a long-term gain or loss if you held the Shares you sold for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of Shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited depending on your circumstances.
Taxes on Creation and Redemption of Creation Units
An AP that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the AP in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert Distributions and Taxes that a loss that is realized by an AP upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for APs that do not mark-to-market their holding) or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an AP upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or redeemed and at what price.
Foreign Investments by the Funds
Interest, dividends, and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may need to file claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective Shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income or, subject to certain limitations, a credit in calculating federal income tax.
52   Additional Tax Information

Additional Information

Premium/Discount and NAV Information
Information regarding each Fund’s NAV and how often Shares are traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarters (or the effective date of the reorganization of the Predecessor Funds into the Funds, if shorter), when available, is posted to www.aberdeeninvestments.com/usa/etf.
Additional Notices
Shares are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Listing Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Advisor, the Sub-Advisor and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.
Premium/Discount and NAV Information   53

Financial Highlights
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54   Financial Highlights

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information was audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N-CSR for the period ended October 31, 2025, which is available upon request.
The financial highlights information presented for periods prior to each Fund’s Reorganization is that of the Institutional Class shares of each Fund’s Predecessor Fund.
Financial Highlights   55

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets Dividend Active ETF

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Year Ended October 31, 2025(e)	$29.93	$0.76	$9.07	$9.83	$(1.33)	$(1.33)	$38.43
Year Ended October 31, 2024	23.02	0.56	6.35	6.91	–	–	29.93
Year Ended October 31, 2023	22.88	0.17	1.84	2.01	(1.87)	(1.87)	23.02
Year Ended October 31, 2022	35.96	0.42(h)	(13.50)	(13.08)	–	–	22.88
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	(0.30)	35.96

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund’s Institutional Class for all the periods up through the Reorganization. See Note 1 of the Notes to Financial Statements for additional information about the Reorganization.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2h of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for the Institutional Class shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
56   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets Dividend Active ETF (concluded)

	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets(b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
33.95%	$211,743	0.74%	0.74%	1.23%	2.38%	83%(f)
30.02%	78,416	1.01%	1.01%	1.70%	1.98%	122%(g)
8.61%	7,653	1.04%	1.04%	1.34%	0.67%	23%
(36.37%)(h)(i)	13,946	0.93%	0.93%	1.27%	1.50%(h)	38%
34.56%	25,253	1.13%	1.13%	1.31%	(0.11%)	114%

Financial Highlights   57

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Focused U.S. Small Cap Active ETF

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Year Ended October 31, 2025(d)(e)	$25.74	$0.03	$3.84	$3.87	$–	$–	$–	$29.61
Year Ended October 31, 2024	18.90	(0.03)	6.87	6.84	–	–	–	25.74
Year Ended October 31, 2023	20.91	0.03	(2.04)	(2.01)	–	–	–	18.90
Year Ended October 31, 2022	36.63	(0.06)	(6.93)	(6.99)	–	(8.73)	(8.73)	20.91
Year Ended October 31, 2021	26.34	(0.03)	13.35	13.32	–	(3.03)	(3.03)	36.63

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund’s Institutional Class for all the periods up through the Reorganization. See Note 1 of the Notes to Financial Statements for additional information about the Reorganization.
(e)	During the fiscal year 2025, the Predecessor Fund implemented a 1 for 3 reverse stock split. Net asset value and per share amounts have been updated for all periods presented to reflect the transaction. See Note 6 of the Notes to Financial Statements.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
Amounts listed as “–” are $0 or round to $0.
58   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Focused U.S. Small Cap Active ETF (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
15.05%	$23,349	0.67%(f)	1.15%(f)	0.13%	72%(g)(h)
36.19%	12,405	0.90%(f)	2.36%(f)	(0.13%)	110%(g)
(9.61%)	2,934	0.90%(f)	2.13%(f)	0.11%	17%
(25.17%)	5,182	0.90%	2.15%	(0.25%)	56%
53.85%	5,531	0.90%(f)	2.24%(f)	(0.12%)	157%

Financial Highlights   59

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn International Small Cap Active ETF

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Year Ended October 31, 2025(d)	$31.00	$0.30	$4.14	$4.44	$(0.74)	$–	$(0.74)	$34.70
Year Ended October 31, 2024	23.81	0.23	7.20	7.43	(0.24)	–	(0.24)	31.00
Year Ended October 31, 2023	24.12	0.22	(0.05)	0.17	(0.48)	–	(0.48)	23.81
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund’s Institutional Class for all the periods up through the Reorganization. See Note 1 of the Notes to Financial Statements for additional information about the Reorganization.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
60   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn International Small Cap Active ETF (concluded)

	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
14.73%	$89,637	0.97%	1.33%	0.90%	20%(e)
31.31%	65,229	0.99%	1.28%	0.80%	32%
0.57%	75,604	0.99%	1.24%	0.81%	36%
(39.96%)(f)	117,960	0.99%	1.18%	1.44%	47%
42.08%(f)	191,244	0.99%	1.15%	(0.15%)	43%

Financial Highlights   61

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Ultra Short Municipal Income Active ETF

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Year Ended October 31, 2025(d)(e)	$26.79	$1.09	$(0.75)	$0.34	$(1.05)	$–	$(1.05)	$26.08
Year Ended October 31, 2024	24.87	1.05	1.92	2.97	(1.05)	–	(1.05)	26.79
Year Ended October 31, 2023	25.53	0.90	(0.66)	0.24	(0.90)	–	(0.90)	24.87
Year Ended October 31, 2022	29.52	0.78	(3.99)	(3.21)	(0.78)	–	(0.78)	25.53
Year Ended October 31, 2021	29.22	0.78	0.36	1.14	(0.78)	(0.06)	(0.84)	29.52

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund’s Institutional Class for all the periods up through the Reorganization. See Note 1 of the Notes to Financial Statements for additional information about the Reorganization.
(e)	During the fiscal year 2025, the Predecessor Fund implemented a 1 for 3 reverse stock split. Net asset value and per share amounts have been updated for all periods presented to reflect the transaction. See Note 6 of the Notes to Financial Statements.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
Amounts listed as “–” are $0 or round to $0.
62   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Ultra Short Municipal Income Active ETF (concluded)

	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
1.33%	$29,755	0.49%	1.03%	4.17%	117%(f)
11.98%	40,202	0.50%	0.95%	3.89%	71%
0.77%	38,647	0.51%	0.97%	3.38%	80%
(10.99%)	41,587	0.50%	0.88%	2.84%	21%
3.90%	54,707	0.50%	0.87%	2.64%	54%

Financial Highlights   63

Information from abrdn Funds

Information from abrdn Funds

abrdn Funds
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
The Trust’s current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. The SAI is incorporated by reference in this Prospectus.
Additional information about the Funds’ investments will be, when available, in the Funds’ Form N-CSR and annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In the Funds’ Form N-CSR filings you will find each Fund’s annual and semi-annual financial statements.
To make shareholder inquiries, for more detailed information on a Fund or to request the SAI, Form N-CSR, annual or semi-annual shareholder reports free of charge, please:
Call: 1-844-383-7289
Monday through Friday
8:00 a.m. – 8:00 p.m. (Eastern time)
Write: abrdn Funds
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
Visit: www.aberdeeninvestments.com/usa/etf
Other information about the Funds is available on the EDGAR Database on the SEC’s internet site at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
The Funds contained in this Prospectus are distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
INVESTMENT COMPANY ACT FILE NO.
811-22132
64   Information from abrdn Funds